PROSPECTUS
                     EMERGING MARKETS GROWTH FUND, INC.
                              Common Stock
                     =================================

          Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 in the United States under the laws of the State of Maryland. The Fund is a diversified, closed-end management investment company. The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Investment in developing country securities involves certain risks and other considerations which are not normally involved in investment in securities of U.S. companies. See "Investment Objective and Policies" and "RISK FACTORS AND OTHER CONSIDERATIONS." The address of the Fund is 11100 Santa Monica Boulevard, Los Angeles, California USA 90025. Telephone: (310) 996-6000.

          The Fund's investment adviser is Capital International, Inc. (the "Manager").

          Prior to this offering there has been no public trading market for the Shares and none is expected to develop. Accordingly, the Shares should not be considered readily marketable. In addition, all Shareholders are required to enter into a Shareholders Agreement which imposes certain limitations and restrictions on the transfer of Shares. See "Shareholders Agreement and Restrictions on Transfer."

          This Prospectus sets forth concisely the information an investor should know before investing and should be retained for future reference. Additional information about the Fund has been filed with the U.S. Securities and Exchange Commission ("SEC") and is available from the Fund upon written or oral request and without charge.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  Sales          Proceeds to
                 Price to         Load (1)       The Fund(3)
                 Public(1)

Per Share        $62.09            $ N/A          $62.09

Total (2)        $62.09            $ N/A          $1,232,674,260


(1) The Shares are offered on a best efforts basis by the officers and directors of the Fund. No commission or remuneration will be paid to such persons in connection with the sale of Shares. The Shares being sold include 19,853,024 shares previously registered by the Fund that remained unsold as of February 28, 1997. The price to public is equal to the net asset value, next determined after the order to purchase Shares has been received by the Fund.
As of February 28, 1997 the net asset value and price per Share was $62.09.

(2) Assuming all Shares currently registered are sold pursuant to continuous offering.

(3) Before deducting expenses of the offering borne by the Fund estimated to be $757,350.00

                 The date of this Prospectus is March 31, 1997

  ===================================================
                    T A B L E   O F   C O N T E N T S

===================================================
               Item                                   Page No.
               ----                                   -------

SUMMARY OF FUND EXPENSES                       3

PROSPECTUS SUMMARY                             4

FINANCIAL HIGHLIGHTS                           7

THE FUND                                       8

USE OF PROCEEDS                                9

RISK FACTORS AND OTHER CONSIDERATIONS          9

INVESTMENT OBJECTIVE AND POLICIES              11

MANAGEMENT                                     19

COMMON STOCK                                   25

PRINCIPAL SHAREHOLDERS                         26

THE OFFERING                                   27

SHARES ELIGIBLE FOR FUTURE SALE                28

VALUATION                                      29

DIVIDENDS AND DISTRIBUTIONS                    30

REPURCHASE OF SHARES                           30

SHAREHOLDERS AGREEMENT AND RESTRICTIONS ON TRANSFER   32

PORTFOLIO TRANSACTIONS AND BROKERAGE           32

REPORTS, LISTING AND PUBLICATION OF VALUE      33

TAX CONSIDERATIONS                             34

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR   38

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL      38

SUPPLEMENTAL INFORMATION                       39

AVAILABLE INFORMATION                          39



                            SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses

         Sales Load (as a percentage of offering price)               None

         Dividend Reinvestment and Cash Purchase Plan Fees            None



Annual Fund Operating Expenses (as a percentage of net assets)


         Management Fees*                                             0.67%

         Other Expenses**
                                                                      0.18%

Total Annual Fund Operating Expenses***                                                                0.85%


The purpose of the table above is to help you understand all fees and expenses that you, as a Fund shareholder, would bear directly or indirectly.

* The Manager's fee, which is payable monthly, is assessed at the annual rates of 0.90% of the first $400 million of aggregate net assets; 0.80% of aggregate net assets from $400 million to $1 billion; 0.70% of aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; and 0.56% of aggregate net assets in excess of $11 billion.

** "Other Expenses" are estimated and include non-U.S. taxes paid or accrued on net investment income as a result of investing in certain foreign countries.

*** The expenses shown in the table are for the current fiscal year and are based upon the net assets of the Fund after giving effect to the anticipated net proceeds from sales of Shares being offered by this Prospectus. Total expenses excluding non-U.S. taxes (as a percentage of net assets) are anticipated to be 0.84% for the current fiscal year.

Example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year         Three Years        Five Years         Ten Years

$9               $27                $47                $104


          This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares.

          THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

          The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus.

THE FUND

Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 as a corporation in the United States under the laws of the State of Maryland. The Fund is registered with the U.S. Securities and Exchange Commission as a closed-end diversified management investment company under the Investment Company Act of 1940 (the "Act").

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. A developing country security is a security of an issuer that is domiciled and has its principal place of business in a country which, in the opinion of the Fund's Board of Directors, is generally considered to be a developing country by the international financial community, including the International Bank for Reconstruction and Development ("The World Bank") and the International Monetary Fund. The Fund intends to invest principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("qualified markets"). In determining whether to approve markets for investment, the Board of Directors will take into account, among other things, market liquidity, investor information and government regulation, including fiscal and foreign exchange repatriation rules. The following countries currently have qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. Consistent with the Fund's investment objective, the Fund also engages in foreign currency hedging transactions. See "Investment Objective and Policies." The Fund may also enter into transactions in derivative instruments for risk management, investment and other purposes including options on securities and securities indexes, futures contracts with respect to securities, securities indexes, or currencies, swap agreements, and equity-linked notes. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. Successful use of these instruments by the Fund depends on the ability of the Adviser to correctly predict future movements in interest rates, security prices, or other market indicators.


THE OFFERING

Shares will be offered by the Fund on a continuous basis until all Shares offered hereunder have been sold; provided, however, the Fund may not sell shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. This limitation may be modified at any time by the Board of Directors of the Fund. The Shares offered under this Prospectus include the unsold portion of 38,700,000 Shares that were previously registered (a total of 19,853,024 shares were unsold as of February 28, 1997). Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6153) or telecopy (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Payment, which may be in the form of check or by wire, must be received on or prior to the third business day following the date on which the price is determined at the direction of the Fund's officers. At the sole discretion of Capital International, Inc. (the "Manager"), investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. See "The Offering."


INVESTOR SUITABILITY REQUIREMENTS AND MINIMUM PURCHASES

The Fund has established suitability standards which require that each investor that is a "company" (as that term is defined in the Act) must have total assets in excess of U.S. $5 million. A prospective investor that is a natural person must be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933. That is, such person must have an individual net worth in excess of U.S. $1 million or an individual income in excess of U.S. $200,000 during each of the two most recent years. The minimum initial purchase pursuant to this offering (for companies and natural persons) is $100,000 (approximately 1,611 shares based on the offering price at the date of this Prospectus) and $25,000 thereafter. No investor may purchase or otherwise acquire an amount of Shares that would result in its owning, together with affiliates (as such term is defined under the Securities Exchange Act of 1934), more than 15% of the Fund's outstanding Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation).


BOARD OF DIRECTORS

The Fund's Board of Directors is responsible for the overall supervision of the operations of the Fund. See "Management."

INVESTMENT ADVISER

Capital International, Inc. manages the investment portfolio and business affairs of the Fund subject to policies established by the Fund's Board of Directors. See "Management."

MANAGER'S FEES AND OTHER EXPENSES

The Fund pays the Manager monthly a fee at the annual rate of 0.90% of the first $400 million of the aggregate net assets of the Fund. The annual rate is reduced to .80% of the aggregate net assets from $400 million to $1 billion; and to 0.70% of such aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; and 0.56% of aggregate net assets in excess of $11 billion. The Manager's fee is higher than that paid by most other U.S. investment companies primarily because of the additional time and expense required of the Manager in pursuing the Fund's investment objective of seeking long-term capital growth through investment in developing country equity securities. In addition, other Fund expenses are borne by the Fund.

RESTRICTIONS ON TRANSFER

All Shares of the Fund--including the Shares to be issued in this offering--rank pari passu with all other Shares with respect to dividends, voting rights, liquidation rights and other matters. See "Management" and "Common Stock."

Each current holder of the Fund's Shares has entered into a Shareholders Agreement. Among other things, the Shareholders Agreement provides with respect to transfers of Shares that no Shareholder may transfer any Shares to a third party that is a company unless (i) the prospective purchaser represents that it has total assets in excess of U.S. $5 million; if the prospective purchaser is a natural person no Shares may be transferred unless the prospective purchaser satisfies (ii) and (iii) below, and the prospective purchaser has an individual net worth in excess of U.S. $1 million or an individual income in excess of U.S. $200,000 during each of the two most recent years; (ii) the seller transfers a sufficient number of Shares that their current net asset value, in the aggregate, equals or exceeds $100,000; and
(iii) the prospective purchaser will not own upon the transfer of Shares, either alone or together with any affiliate of the prospective purchaser, more than 15% of the Fund's Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation).

All investors purchasing Shares pursuant to this offering are required to enter into the Shareholders Agreement. See "Shareholders Agreement and Restrictions on Transfer."

In light of the risks involved in an investment in the Fund and the limited market for the Shares, Shares should not be purchased unless the purchaser is capable of bearing the significant risk of maintaining such an investment for an indefinite period.

TENDER OFFERS

The Fund's Board of Directors presently intends to consider, on approximately a quarterly basis, whether to authorize the repurchase by the Fund of up to 5% of the Fund's issued and outstanding Shares at the then net asset value of such Shares. There is no guarantee that the Fund will repurchase any Shares or that Shares tendered pursuant to a tender offer made by the Fund will in fact be purchased. The Fund has received an exemptive order from the SEC permitting the Fund to repurchase Shares in connection with tender offers while it is engaged in a continuous distribution of Shares. However, pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. See "Repurchase of Shares."


RISK FACTORS AND OTHER CONSIDERATIONS

Investing in equity securities of issuers in a variety of developing countries involves certain special considerations, which may include (1) investment and repatriation restrictions, (2) currency fluctuations, (3) potential unusual market volatility, (4) government involvement in the private sector, (5) limited investor information, (6) shallow securities markets, (7) certain local tax law considerations, (8) limited regulation of the securities markets, (9) limitations on obtaining and enforcing judgment against non-U.S. residents,
(10) risks associated with investments in loan participations, (11) settlement risks, and (12) the risks associated with ownership of Russian securities. Although the foregoing considerations also may be present in the case of investments in securities of issuers located in the U.S. or other countries that are members of the Organization for Economic Cooperation and Development ("OECD"), they are present to a greater degree in connection with the Fund's investments in equity securities of issuers in developing countries. See "Risk Factors and Other Considerations." In addition, to the extent a secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. Accordingly, Shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.



                           FINANCIAL HIGHLIGHTS

          The table below provides per share data and ratios for one share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes which appear elsewhere in this Prospectus. The financial statements and notes and the financial information in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included elsewhere in this Prospectus. The semi-annual financials for the period ended December 31, 1996 are unaudited.

Per-Share Data and Ratios


                                Six Months                          Years Ended June 30
                                Ended           1996        1995        1994       1993       1992        1991         1990
                                12/31/96 (1)    ----        -----       -----      -----      ------      ------       ----

Net Asset Value,
Beginning of Period...........  $57.57          $52.36      $58.75      $44.95     $38.64     $32.73      $32.81       $25.51
                                ------          ------      ------      ------     ------     ------      ------       ------

 Income from Investment
   Operations:
   Net investment income......  .75             1.30        .87         .53        .62        .55         .83          .83
   Net realized and unrealized
     gain (loss) on investments
     before non-U.S. taxes....  (.88)           6.49        (.79)       15.29      7.33       8.87        3.89         10.46

   Non-U.S. taxes.............  .07             (.01)       (.03)       (.39)      (.06)      (.28)       (.38)        (.02)
                                ------          ------      ------      -----      -----      -----       -----        -----

   Total income from
   investment operations...     (.06)           7.78        .05         15.43      8.01       9.14        4.34         11.27
                                ------          ------      ------      -----      -----      -----       -----        -----

LESS DISTRIBUTIONS:
   Dividends from net
   investment income.......     (1.03)          (1.30)      (.63)       (.49)      (.56)      (.56)       (.92)        (.85)

   Distributions from net
   realized gain...........     (1.02)          (1.27)      (5.81)      (1.14)     (1.14)     (2.67)      (3.50)       (3.12)

     Total distributions...     (2.05)          (2.57)      (6.44)      (1.63)     (1.70)     (3.23)      4.42         (3.97)
                                ------          ------      ------      ------     ------     ------      -----        ------

   Net Asset Value, End of
     Period................     $55.46          $57.57      $52.36      $58.75     $44.95     $38.64      $32.73       $32.81
                                ======          =======     ======      ======     ======     ======      ======       ======

Total Return ..............     .01% (2)        15.49%      (1.22)%     34.33%     21.55%     29.73%      18.08%       45.52%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of year
  (in millions).............    $9,042          $8,451      $5,572      $4,170     $2,574     $1,561      $703         $666

Ratio of expenses to
  average net assets........   .40% (2)         .84%        .91%        1.00%      1.01%      1.11%       1.18%        1.25%

Ratio of expenses and
  non-U.S. taxes to average
  net assets................    .40% (2)        .85%        .94%        1.04%      1.07%      1.18%       1.31%        1.25%

Ratio of net income to
  average net assets........    1.34% (2)       2.54%       1.70%       .91%       1.82%      1.84%       2.78%        3.21%

Average commissions paid
  per share (3).............    .12             .10         .02         .01        .02        .02         N/A          N/A

Portfolio turnover rate.....    11.68%          17.78%      23.75%      18.13%     11.97%     16.03%      26.38%       28.45%


(1) Unaudited.

(2) Based on operations for the period shown and, accordingly, not representative of a full year's operations.

(3) Brokerage commissions paid on portfolio transactions increase the cost of securiteis purchased or reduce the proceeds of securities sold and are not separately reflected in the Fund's statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


                                   THE FUND

          Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986 for the purpose of investing in developing country securities (as that term is defined below). The Fund is designed for institutional investors and "accredited investors" (see "Investor Suitability Requirements and Minimum Purchases," above) desiring to achieve international diversification by participating in the economies of various countries with emerging securities markets. By investing in the securities of several such markets, the Fund is intended to complement and provide an alternative to certain other investment companies which invest exclusively in the securities of issuers in a single country.

          The Fund was created to take advantage of a perceived growing potential for foreign portfolio investment in emerging securities markets. While the management of the Fund believes there may be regulatory, financial, technical and other barriers to the development of this potential, in the opinion of Fund management, substantial investment opportunities exist in these markets. The management of the Fund believes that the existence of these opportunities is supported by, among other things:

1) the performance in certain periods of a number of actively traded stocks of certain issuers in these markets;

2) the relatively low valuations, from time to time, of certain securities in these markets;

3) a growing desire for and knowledge concerning international diversification among portfolio investors; and

4) a growing receptiveness to foreign portfolio investment among policy makers in many developing countries, based on their growing appreciation for the important role of equity capital and the contribution of securities markets to a strong financial sector.

          The Fund will seek access to securities markets in certain developing countries that are currently effectively closed to foreigners (non-residents). It is hoped that the Fund's activities will result in improvement in the terms of access to various markets.

          The management of the Fund believes that the Fund may provide investors with an opportunity to participate in the price appreciation of developing country securities. The management of the Fund also believes that the Fund will allow investors to diversify their portfolios by country and industry, thus reducing the risks associated with downturns in any one industry or market. Additionally, the Fund will allow for international diversification away from the more well-known securities of issuers located in countries that are members of OECD. HOWEVER, THERE CAN BE NO ASSURANCE THAT THESE OBJECTIVES WILL BE MET.

CAPITALIZATION

          To obtain its initial capitalization of $50,000,000, the Fund in June 1986 sold 5,000,000 shares at a price of $10.00 each in a private offering to a limited number of institutional investors. Since that time, the Fund has issued additional shares in several private offerings and several public offerings and pursuant to reinvestment of dividends and capital gain distributions to its Shareholders.


          As of February 28, 1997, there were 586 holders of Shares, and 182,423,536 Shares outstanding. The Fund's aggregate net assets were approximately $11.3 billion. If all Shares offered by the Fund pursuant to this Prospectus are sold, the Fund would have 202,276,560 Shares outstanding and approximately $12.6 billion in aggregate net assets (assuming all Shares had been sold at prices based on the net asset value per Share as of February 28, 1997).


          Currently, there are no outstanding warrants, rights, options or similar features relating to the purchase of the Fund's Shares (see "Common Stock"). The Board of Directors may from time to time permit the issuance of Shares for reinvestment of dividends or capital gain distributions or in additional private or public offerings. The Fund reserves the right to make additional private or public offerings in the future if it believes that such offerings would be in the best interests of the Fund and the Fund's Shareholders. In addition, the Fund expects to continue its current practice of issuing additional Shares for purposes of reinvestment of dividends and capital gain distributions.

                                  USE OF PROCEEDS

          The net proceeds to be paid to the Fund (estimated to be approximately $1.2 billion based on the price per Share as of February 28, 1997 if the 19,853,024 shares being offered in this Prospectus are sold) will be invested in accordance with the policies set forth under "Investment Objective and Polices." Pending investment in developing country equity securities, it is expected that the proceeds will be invested in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. See "Investment Objective and Policies." The Fund expects that substantially all of the proceeds will be invested in accordance with its investment objective within three months after receipt thereof and, in any case, no more than six months after receipt.


                      RISK FACTORS AND OTHER CONSIDERATIONS

          The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

          1) Investment and Repatriation Restrictions. A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

          2) Currency Fluctuations. In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign currencies. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluations in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Investment Objective and Policies--Foreign Currency Hedging Transactions."

          3) Potential Market Volatility. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

          4) Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of Government monopolies, to the possible detriment of the Fund's investments.

          5) Investor Information. The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

          6) Taxation. Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.


          7) Net Asset Value Discount. To the extent an active secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. It is anticipated that the tender offer policy adopted by the Fund's Board of Directors will restrict the development of a secondary market with shares trading at a discount (See "Repurchase of Shares"). The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.


          8) Litigation. The Fund and its Shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

          9) Fraudulent Securities. It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

          10) Loan Participations. The Fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are often considered to be illiquid.

          11) Settlement Risks. Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

          12. Russia. The Russian market is one of the newer emerging markets, and in certain respects one of the least developed emerging markets. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system, which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even mere
oversight.   The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations, however, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or mere oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depository receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

          The Fund seeks, as feasible, to reduce these risks by careful management of its assets. However, there can be no assurance that these efforts will be successful.

                          INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

          The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Developing country securities are securities whose issuers are domiciled and conduct their principal business in those countries which, in the opinion of the Board of Directors, are generally considered to be developing countries by the international financial community, including The Word Bank and the International Monetary Fund. The Fund invests its assets primarily in developing country equity securities of issuers that are domiciled and have their principal places of business in developing countries that have qualified markets and where the securities are listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depositary Receipts ("IDR's"), American Depositary Receipts ("ADR's") or other types of Depositary Receipts. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries, but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenues from either goods and services produced in, or sales made in, developing countries.

          The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase) (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country")(or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the restrictions set forth below under "Investment Restrictions," the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

          The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with appropriate market indices, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.


          Pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, invest 100% of the Fund's assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances. The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long and short-term debt instruments for other than these purposes, where the investment is consistent with the Fund's objective of long-term capital growth. Such an investment could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations," which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.


          The Fund also may invest in shares of other investment companies that invest in one or more qualified markets. If the Fund invests in such investment companies, the Fund's Shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

          The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as investment adviser. The Fund has received an SEC exemptive order permitting the Fund to invest up to 21/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.


          The Fund may invest up to 35% of its assets in a single country. As of February 28, 1997, the Fund had invested approximately 15.8% of its assets in Brazil. The Manager is not aware of any types of investment risks associated with investment in Brazil other than those types of risks discussed in this Prospectus. See, for example, "Risk Factors And Other Considerations." However, investors should be aware that, given the extent of the Fund's investment in Brazil, adverse developments in that country could substantially affect the Fund's investment results.


QUALIFIED MARKETS

          The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select markets for primary investment by the Fund ("qualified markets") taking into account, among other things, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. Currently, the number of qualified markets is limited. As of the date of this Prospectus, the markets in the following countries had been approved by the Board of Directors as qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of qualified markets as additional markets are determined by the Board of Directors as being appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

FOREIGN CURRENCY HEDGING TRANSACTIONS

          For the purpose of hedging foreign currency exchange rate risks, the Fund may enter into forward foreign exchange contracts and foreign currency futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

          A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter.

          At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss.

          The Fund intends to engage in foreign currency hedging transactions to a very limited extent, and only in extraordinary circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, the Fund has engaged in a limited number of foreign currency hedging transactions. Among other things, it is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange risk. Moreover, even if it were to attempt to do so, the Fund could not through hedging transactions eliminate all the risks of holding assets denominated in a currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a poorer overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

          Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, and may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

          The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation by segregating liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its obligations.

          Certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into forward or futures contracts. Such transactions may also affect for U.S. Federal income tax purposes the character and timing of income, gain, or loss recognized by the Fund.
OPTIONS ON SECURITIES AND SECURITIES INDEXES

          The Fund may purchase and sell call and put options on individual securities or on indexes of securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

          The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options, the Fund may be unable to close out a position.

          Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

FINANCIAL FUTURES AND RELATED OPTIONS

          In addition to foreign currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to indexes or other baskets of securities.

          The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) and subject to certain limits, other investment and speculative purposes (as discussed above under "Foreign Currency Hedging Transactions").

          There are several risks associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

          The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

          The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis."
Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

          In a typical equity swap transaction involving a foreign security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that its commitments under equity swap agreements constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

          Whether a fund's use of swap agreements will be successful in furthering its investment objective will depend on the manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EQUITY LINKED NOTES

          The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

          An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

          The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying Latin America or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

          Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

          As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

          The ability of the Fund to invest in equity linked notes may be limited by the provisions of the U.S. Commodity Exchange Act. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition under certain circumstances.

POSSIBLE BENEFITS FOR HOST COUNTRIES

          The Fund expects that it could become an effective conduit for foreign portfolio investment on terms favorable to both the investor and the host country. There are several possible benefits to the host countries from the Fund's investment activities.

          First, the Fund may stimulate the measured flow of funds into these securities markets from institutional investors representing, in the aggregate, a vast pool of available equity capital.

          Second, the additional demand for stocks represented by the Fund's investments may contribute to improved stock prices and market liquidity, and thus encourage more issuers to offer shares to the public (including foreign investors) in their respective national securities markets. Accordingly, the Fund may contribute to the achievement of national policy goals such as widening ownership of the corporate sector, increasing the selection of financial instruments available to investors, and improving the operation of local capital markets.

          Third, the Fund's investment activities may be useful in balancing any speculative influences in these markets, and the Fund's need for a continuous flow of business and economic information and analysis may contribute to improved standards in these areas.

          Fourth, The Fund's investments may bring equity capital to emerging securities markets in a way that does not interfere with local control over domestic business, as is often the case with direct investment. The Fund's ability to affect or control any particular firm, sector or market not only is restricted by the Fund's policies concerning diversification and avoidance of management involvement, but also may be limited by government regulation (e.g., limitations on maximum percentages of foreign ownership or requirements that foreign investors hold only non-voting shares).

          Finally, the Fund may represent a pioneering effort in linking emerging securities markets to international capital markets, thus enhancing future access by issuers in these countries to international markets.

          There can, of course, be no assurance that any of the foregoing expectations will be realized.

INVESTMENT RESTRICTIONS

          As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding Shares:

          1) invest in securities having unlimited liability;

          2) issue senior securities, except as may arise in connection with certain security purchases and subject to limits imposed by the Investment Company Act of 1940, pledge its assets, borrow money, secured or unsecured, except that the Fund may borrow in connection with hedging a particular currency exposure and except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings and except that the Fund may issue warrants to its shareholders;

          3) invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

          4) make investments for the purpose of exercising control or management;

          5) engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

          6) purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

          7) act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

          8) make loans, except through repurchase agreements fully collateralized, and further it may purchase debt securities usually purchased by financial institutions and it may purchase loan participations; and

          9) purchase any securities if as a result the Fund would own more than 10% of the outstanding voting securities of any one issuer.

          In addition to the above restrictions, the Fund also is subject to certain diversification requirements based on its status as a "diversified" investment company under the Investment Company Act of 1940, which also may not be changed without a majority vote of the Fund's outstanding shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

          With respect to item (iii) of investment restriction 6, it is the position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

          Although the Fund is not prohibited under its investment restrictions from selling securities short against the box or engaging in repurchase agreements, the Fund has not, since its inception, entered into any of these transactions and it has no present intent to do so during the coming year. Also, the Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure;" the only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Fund has no present intent to engage in any other types of borrowing transactions under this authority.

          The Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated account consisting of liquid assets, or by maintenance of an appropriate offsetting position.

          Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6 and 9. With respect to the limits described in investment restrictions 6 and 9 above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

          Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

                                    MANAGEMENT

          The Board of Directors, which is elected by the Shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The By-Laws of the Fund provide that Shareholders are required to elect members of the Board of Directors only to the extent required by the Act. The Fund does not intend to hold annual shareholder meetings, although it will do so whenever it is required to under the Act or state law or when it is otherwise deemed necessary or appropriate by the Board. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the Shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

          The Fund does not currently pay any compensation to its Directors or Officers. In the future, however, the Fund may determine that compensation to its Directors or Officers is warranted. The Fund pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager, and for a former Director who regularly attends Board meetings. Five Directors own Fund Shares, three of whom are affiliated with the Manager. The majority of the non-affiliated Directors have a business affiliation with an investor that owns shares of the Fund. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.


                                  Position with               Principal Occupation During
Name, Address and Age             Registrant                  Past Five Years
---------------------             -----------------           ---------------------------

DIRECTORS

Robert B. Egelston*               Vice Chairman of the Board  Senior Partner,
333 South Hope Street             and Director                  Capital Group Partners,
Los Angeles, CA  90071                                          Limited Partnership
Age:  66

Nancy Englander*                  President and Director     Senior Vice President,
11100 Santa Monica Blvd.                                        Capital International, Inc.
Los Angeles, CA  90025
Age:  52

David I. Fisher*                  Vice Chairman of the Board  Chairman of the Board,
11100 Santa Monica Blvd.                                         The Capital Group Companies,
Los Angeles, CA  90025                                           Inc.
Age:  57

Khalil Foulathi                   Director                    Executive Director,
P.O. Box 3600                                                    Abu Dhabi Investment Authority
Abu Dhabi, U.A.E.
Age:  45

Beverly L. Hamilton               Director                    President, ARCO Investment
555 Flower Street                                                Management Company
Los Angeles, CA  90071
Age:  51

Raymond Kanner                    Director                    Senior Investment Manager,
3001 Summer Street                                               IBM Retirement Funds (previously
Stamford, CT  06905                                              Manager, IBM Credit Corporation)
Age:  43

Marinus W. Keijzer                Director                    Chief Economist & Strategist,
Kroostweg-Noord 149                                              Pensioenfonds PGGM
P.O. Box 117, 3700 AC Zeist
The Netherlands
Age:  58

Hugh G. Lynch                     Director                    Managing Director,
767 Fifth Avenue                                                 International Investments,
New York, NY  10153                                              General Motors Investment
Age:  59                                                         Management Corporation

Helmut Mader                      Director                    Director,
Taunusanlage 12                                                  Deutsche Bank AG
60325 Frankfurt
Germany
Age:  54

Teresa E. Martini                 Director                    Vice President,
One Oak Way                                                      International Equity,
Berkeley Heights, NJ  07922                                      AT&T Investment Management Corporation
Age:  40

John G. McDonald**                Director                    The IBJ Professor of Finance,
Graduate School of Business                                      Graduate School of Business,
Stanford University                                              Stanford University
Stanford, CA  94305
Age: 59

James K. Peterson                 Director                    Director of Investment
3001 Summer Street                                               Management,
Stamford, CT 06905                                               IBM Retirement Fund
Age: 55

William Robinson                  Director                    Director, Aga Khan Fund for
Aiglemont                                                        Economic Development
60270 Gouvieux
France
Age:  58

Patricia A. Small                 Director                    Treasurer, The Regents of
300 Lakeside Drive                                               the University of California
Oakland, CA  94612
Age: 51

Walter P. Stern*                  Chairman of the Board       Chairman of the Board,
630 Fifth Avenue                   and Director                 Capital Group International, Inc.
New York, NY  10111
Age:  68

OTHER OFFICERS                    Senior Vice President       Assistant General Counsel,
Roberta A. Conroy                  and Secretary                The Capital Group Companies, Inc.
11100 Santa Monica Blvd.
Los Angeles, CA 90025
Age:  42

Michael A. Felix                  Treasurer                   Vice President,
135 S. State College Blvd.                                      Capital International, Inc.
Brea, CA  92621
Age:  36

Hartmut Giesecke                  Vice President             Chairman and Director,
1 Raffles Place                                                Capital International K.K.
#24-00 OUB Centre                                              and Senior Vice President
Singapore  0104                                                and Director, Capital
Age:  59                                                       International, Inc.

Steven N. Kearsley                Vice President             Vice President and Treasurer,
135 S. State College Blvd.                                     Capital Research and Management Company
Brea, CA  92621
Age:  55

Peter C. Kelly                    Vice President            Senior Vice President,
11100 Santa Monica Blvd.                                       Capital International, Inc.
Los Angeles, CA 90025
Age: 38

Victor D. Kohn                    Vice President            Executive Vice President,
11100 Santa Monica Blvd.                                       Capital International, Inc.
Los Angeles, CA 90025
Age: 39

Nancy J. Kyle                     Vice President            Senior Vice President -
630 Fifth Avenue                                               International, Capital
New York, NY  10111                                            Guardian Trust Company
Age: 46

Shaw B. Wagener                   Executive Vice President  Executive Vice President
333 South Hope Street                                          and Director,
Los Angeles, CA  90071                                         Capital International, Inc.
Age:  37


          The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.


* Interested persons within the definition of Section 2(a)(19) of the Act due to their affiliations with the Manager.


** Professor McDonald received $153,800 in total compensation (all of which was voluntary deferred compensation) from six funds managed by an affiliate of Capital International, Inc. for the calendar year ended December 31, 1996.


THE MANAGER

          The Fund's Manager is Capital International, Inc. ("CII"), 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. The Fund's Manager was organized under the laws of California in 1988 and is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 52nd Floor, Los Angeles, CA 90071, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.


         The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. Affiliates of The Capital Group Companies, Inc. manage over $272 billion of portfolio investments for a wide range of domestic and international clients, including over $100 billion invested for accounts with global or international investment policies. These portfolios are invested world-wide in equity and fixed-income securities, including investments in emerging countries. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, San Francisco, Atlanta, Washington, New York, Geneva, London, Hong Kong, Singapore and Tokyo. In addition, one of its affiliates originated and publishes Morgan Stanley Capital International Perspective, a monthly and quarterly statistical service which presents extensive data and analyses relating to worldwide investments and securities markets. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging countries and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.


          Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's Shares as required; and supplies the Fund with office space. The Fund pays all its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of Shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

          For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of such aggregate net assets in excess of $11 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 1996, 1995 and 1994 the management fees amounted to $44,167,000, $34,286,000 and $26,662,000, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities. In addition, under the Agreement, when the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

          The Agreement is effective for a two-year period from the date of Shareholder approval and will continue in effect from year-to-year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding Shares of the Fund, and (b) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party. The Agreement may be terminated without penalty on 60 days written notice at the option of either party or by a majority vote of the outstanding Shares of the Fund. For this purpose, a majority vote of the outstanding Shares of the Fund means the lesser of (a) 67% or more of the outstanding Shares present at a meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares.

          While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents:
Khalil Foulathi, Marinus W. Keijzer, Helmut Mader and William Robinson. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.

PERSONAL INVESTING POLICY

Capital International, Inc. and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. This policy has also been incorporated into the Fund's "code of ethics" which is available from the Fund's Secretary upon request.

PORTFOLIO MANAGEMENT

          The Manager uses a system of multiple portfolio counselors in managing assets. Under this system the portfolio of the Fund is divided into segments, and each segment is assigned to an individual counselor, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio counselors for the Fund:


MARK E. DENNING

Mr. Denning has served as a Director of the Manager since 1997 and served as a Vice President from 1989 to 1997. He has also served as a Senior Vice President of Capital Research International since 1992, a Director of Capital Research International since 1991, and an Investment Research Analyst for Capital Research International since 1985. Mr. Denning joined the Capital organization in 1982. He has served as a portfolio counselor for the Fund since 1990. He also has investment management responsibilities for international and global accounts, as well as emerging markets.


DAVID I. FISHER

Mr. Fisher has served as President and a Director of the Manager since 1988 and serves as Vice Chairman of the Board and a Director of the Fund. In addition, he served as Executive Vice President-International from 1985 to 1991, and Chairman of the Board since 1991, of The Capital Group Companies, Inc., the Manager's parent company. Mr. Fisher joined The Capital Group organization in 1969. Mr. Fisher has served as lead portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.


KOENRAAD FOULON

Mr. Foulon has served as a Director of the Manager since 1997. In addition, he has served as a Senior Vice President for Capital International Limited, the Manager's London-based affiliate, since 1996, and for Capital International, S.A., the Manager's Geneva-based affiliate, since 1994. He has also served as a Vice President for Capital Research International, an international research affiliate of the Manager, since 1992. Mr. Foulon's primary responsibility is portfolio management for Europe, global emerging markets and private equity.
He has served as a portfolio manager for the Fund since 1994. Mr. Foulon joined the Capital organization in 1990.


HARTMUT GIESECKE

Mr. Giesecke has served as a Senior Vice President of the Manager since 1992 and a Director of the Manager since 1991. He is also Vice President of the Fund. He has also served as Senior Vice President and a Director of Capital Research International, Inc., an international research affiliate of the Manager, since 1985 and as President of the Manager's Tokyo-based affiliate Capital International K.K. from 1986 to 1994, as a Director since 1986 and as Chairman since 1994. Mr. Giesecke joined Geneva-based Capital International S.A. in 1972. Mr. Giesecke has served as a portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.


VICTOR D. KOHN

Mr. Kohn has served as a Senior Vice President and Director of the Manager since 1997, and served as a Vice President of the Manager from 1992 to 1997.
He has also served as a Vice President of the Fund since 1996. In addition, he has served as Executive Vice President and a Director of Capital Research International since 1995, and as a portfolio manager for the Fund since 1994. Mr. Kohn serves as the Emerging Markets Research Manager for the Manager, and has research responsibilities for South American markets and companies. Mr. Kohn joined the Capital organization in 1986.


NANCY J. KYLE

Ms. Kyle has served as a Senior Vice President - International, a Director and an international portfolio manager of Capital Guardian Trust Company ("CGTC") since 1992. She has served as a portfolio manager for the Fund since 1994 and as a Vice President of the Fund since 1996. She is also responsible for the coordination of asset allocation decisions for global balanced portfolios at CGTC. Prior to joining the Capital organization in 1991, she was a Managing Director at J.P. Morgan Investment Management Inc. where she was head of the international equity business in the U.S. and chief international equity strategist.

SHAW B. WAGENER

Mr. Wagener has served as an Executive Vice President of the Manager since 1993 and a Director of the Manager since 1991. He is also an Executive Vice President of the Fund. In addition, he served as Vice President-Investment Division of Capital Research and Management Company from 1986 to 1993. Mr. Wagener is also a regional portfolio counselor investing in Latin American equity and fixed income securities. He joined the Capital organization 1981. Mr. Wagener has served as a portfolio counselor for the Fund since 1990.


THOMAS WOLF

Mr. Wolf has served as a Vice President and a portfolio manager for the Manager since 1995, for Capital International Limited since 1993, and for Capital International, S.A. since 1994. He has also served as a portfolio manager for the Fund since 1994. Prior to joining the Capital organization, Mr. Wolf served as a vice president and portfolio manager with Pictet International Ltd. in London from 1987 to 1993.


EXPENSES

          The Fund's ratios of expenses (excluding non-U.S. taxes) to average net assets for the fiscal years ended June 30, 1996, 1995 and 1994 were 0.84%, 0.91% and 1.00%, respectively. The Fund's normal operating expenses may be higher than those of other investment companies of comparable size. This is because the fees and expenses generally charged by certain of the Fund's agents are higher than those charged to investment companies investing exclusively in the U.S. There are added custodial, communications and other costs associated with the Fund's activities, and the advisory fees generally are higher due to the increased advisory effort required in light of the specialized nature of the Fund's investment activities.

                                  COMMON STOCK

          The authorized capital stock of the Fund is 200,000,000 shares of common stock ($.01 par value) ("shares of common stock"). An increase in the authorized capital stock from 200,000,000 to 400,000,000 shares will be proposed for approval by a vote of a majority of the Fund's outstanding Shares at its next Shareholders meeting. Shares of the Fund are fully paid and non-assessable. All shares of common stock are equal as to earnings, assets and voting privileges. The shares currently have no conversion, pre-emptive or other subscription rights; rights to purchase shares may be issued in the future but any such rights would be subject to certain restrictions under the Act, including that they be issued exclusively and ratably to all holders of shares and that they expire after not more than 120 days. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. See "Risk Factors and Other Considerations." There are no cumulative voting rights for the election of directors. See "Management." The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund's transfer agent.


          Under Maryland law, and in accordance with the By-Laws of the Fund, the Fund is not required to hold an annual meeting of its Shareholders in any year in which the election of directors is not required to be acted upon under the Act. The By-Laws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the By-Laws or as otherwise provided by statute or the Fund's Articles of Incorporation. Consistent with the foregoing, in addition to the provisions of the By-Laws, the Fund shall undertake to call a special meeting of Shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding Shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the Act relating to shareholder communications. Holders of a majority of the outstanding Shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and Shareholders may take action by unanimous written consent in lieu of holding a meeting.


          The Fund's Board of Directors may, in the future, modify the terms of the Offering. See "The Offering." In addition, the Board has approved a proposal to seek exemptive relief from the Securities and Exchange Commission ("SEC") to convert to a fund with limited redeemability. The conversion of the Fund is conditional on both the approval of the SEC and by the holders of a majority of the Funds shares.


          As a closed-end investment company registered with the U.S. Securities and Exchange Commission, the Fund is required in any offering of its Shares to sell such Shares at a price which is not less than the current net asset value per Share (see "Valuation," below), except that sales at a price less than the current net asset value per Share may be made: (i) in connection with an offering to all current holders of Shares, (ii) with the consent of the holders of a majority of the Shares, or (iii) as may be permitted by an order of the U.S. Securities and Exchange Commission. Any issuance or sale of additional Shares by the Fund at a price less than the current net asset value per Share would dilute the pro rata interests in the Fund's assets represented by the Shares outstanding at that time. If the Fund were to convert to an "open-end" investment company, it would be required under the Investment Company Act of 1940 to sell Shares only at a price based on the current net asset value per Share.


                               PRINCIPAL SHAREHOLDERS

          The following table sets forth certain information regarding the beneficial ownership of Shares of common stock of the Shareholders which own beneficially more than 5% of the outstanding Shares of the Fund as of February 28, 1997:

                     Beneficial Ownership

Name & Address                                     Number              Percentage
                                                   of Shares           of Outstanding
                                                                       Common Stock



The Chase Manhattan Bank, N.A.                     16,831,774          9.2%
  as Trustee for the General Motors
  Employees Global Group Pension Trust
General Motors Corporation
767 Fifth Avenue
New York, NY  10153



The Chase Manhattan Bank, N.A                      11,140,218           6.1%
  as Trustee for the
IBM Retirement Plan Trust
262 Harbor Drive
Stamford, CT 06904



Pensioenfonds PGGM                                 9,591,109            5.3%
Kroostweg-Noord 149
P.O. Box 117, 3700
AC Zeist
The Netherlands

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                                THE OFFERING

          Shares will be offered on a continuous basis until all Shares being offered pursuant to this Prospectus have been sold; provided, however, the Fund may not sell shares in any month following a month end on which the Fund is not
at least approximately 90% invested in developing country securities.   The
current authorization for the issuance of shares imposes a limitation on the number of shares that may be sold by the Fund in any one calendar year.  This limitation is 30% of the outstanding and subscribed/reserved shares as of the prior calendar year-end for calendar years 1996 and 1997. The 90% invested and
30% maximum offering limitations may be modified at any time by the Board of
Directors of the Fund.  Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6000) or telecopy (310-996-6200).  Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month).  Upon receipt of a purchase order, the Fund will send a confirmation letter to the investor indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions.  On the trade date, once the net asset value has been calculated, the Fund will notify the purchaser of the purchase price per Share and total dollar amount of the purchase.  Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer.  Payment for Shares to be sold by the Fund may be made in the following manner:

Wire:   Emerging Markets Growth Fund, Inc.
        c/o Wells Fargo Bank (ABA 121000248)
        155 Fifth Street
        San Francisco, CA  94103

        For credit to the account of:
        American Funds Service Company
        a/c #4600-076178
        Emerging Markets Growth Fund, Inc.

Check:  Emerging Markets Growth Fund, Inc.
        Attn:  Abbe Shapiro
        11100 Santa Monica Blvd., 15th Floor
        Los Angeles, CA  90025-3302


          In addition, at the sole discretion of the Manager, investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing Shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders. The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.


          Investors who wish to purchase Shares with securities should send by telecopy (310-996-6200) to Abbe Shapiro a list of all such securities and the amount of each security being offered in exchange for Shares. The Fund may accept all, a portion or none of the tendered securities and will notify investors as to which, if any, of the securities will be accepted. Investors will be notified by written communication within five business days as to whether the Fund will issue Shares in exchange for any of the tendered securities. If any tendered securities are accepted, investors will receive
Shares based on the market value of the tendered securities and the net asset value of the Fund's Shares next determined after the decision has been made to accept securities in exchange for Shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. An investor should consult with its own tax adviser on the consequences of exchanging securities for Fund Shares.

                            SHARES ELIGIBLE FOR FUTURE SALE

          Upon completion of this offering, the Fund would have outstanding
202,276,560 Shares of common stock (if all Shares offered in this Prospectus are sold). The Shares sold in this offering may be freely traded without restriction under the Securities Act of 1933, as amended (the "1933 Act").
Shareholders are, however, subject to contractual restrictions on transfer pursuant to the Shareholders Agreement.


          The Fund is unable to predict the effect that sales or resales made pursuant to future registration statements, or otherwise may have on the prevailing market price for the Fund's Shares, although it is likely that sales of a large number of Shares would depress such market price.

                                    VALUATION

          The net asset value per Share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

          1) portfolio securities, including ADR's and other depositary receipts, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, in the absence of any sales, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Securities traded in the OTC market are valued at the last reported sale price in the OTC market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) or are not deemed to represent market value are valued at fair value as determined in good faith by or under the authority of the Board. Long-term bonds and U.S. Treasury notes are valued at prices obtained from a bond pricing service of a major dealer when such prices are available; however, when a pricing service is not available or in other circumstances where the Manager deems it appropriate to do so, such securities will be valued at the mean between their representative quoted bid and asked prices (or, if not available at such prices for comparable securities). United
States Treasury bills, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of sixty (60) days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with sixty (60) days or less to maturity are amortized to maturity based on their cost if acquired within sixty (60) days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.
Shares of other investment companies may be valued using market quotations if the market volume and the depth of the market are sufficient to establish that the market quotation is appropriate to reflect the market value. Where market quotations do not appropriately reflect market value, shares of other investment companies will be valued at current net asset value. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

          2) the Fund's liabilities, including prior accruals of taxes and other expense items, are deducted from the total assets; and

          3) the net assets so obtained are then divided by the total number of Shares outstanding (excluding treasury Shares), and the result, rounded to the nearer cent, is the net asset value per Share.

                          DIVIDENDS AND DISTRIBUTIONS

          The Fund will, from time to time, distribute dividends and realized net capital gains to Shareholders. See "Tax Considerations". Shareholders will receive all distributions in cash paid by check in U.S. Dollars mailed directly to the Shareholder by the Fund's dividend paying agent or, as permitted by the Board of Directors, may elect to invest distributions in additional Shares issued by the Fund for this purpose. Shareholders, as permitted by the Board of Directors, will be given the option to reinvest such distribution in additional Shares of the Fund or receive cash. In any case, where Shareholders are permitted to choose between a cash dividend or a stock dividend, Shareholders will be required, before the declaration of any such dividend, to provide their election to the Fund in writing. No fees are charged in connection with a Shareholder's election to receive a stock dividend or in connection with any other stock dividend.

          Shares that are purchased in this offering will be entitled to any dividends that are declared on Shares of record beginning on the day following the date on which the net asset value is determined. If requested, Share certificates will be sent to Shareholders immediately following the date on which payment for the Shares has been received (the "settlement date").

                                 REPURCHASE OF SHARES

          The Fund's Board of Directors currently intends, approximately each quarter, to consider authorizing the Fund to make tender offers for up to 5% of the Fund's then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for Shareholders, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all Shareholders who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid notwithstanding the possibility that one or more tender offers may be consummated. The Fund has completed one tender offer for 1,979,192 Shares
(8.5% of the then outstanding Shares) in accordance with a Board authorization of January 10, 1991, permitting the Fund to tender for up to 10% of its then outstanding Shares.

          Commencement by the Fund of such a tender offer during a period in which it is simultaneously engaged in a continuous offering of its Shares may be a violation of rules designed to prevent price manipulation promulgated by the Securities and Exchange Commission under the Securities Exchange Act of
1934. Accordingly, the Fund applied for and was granted an exemption by the Securities and Exchange Commission exempting the Fund from such rules to permit the Fund to make tender offers for its Shares while simultaneously engaged in the continuous offering of Shares. Pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. No assurance can be given that the Fund will be able to maintain such exemption indefinitely. If the Board of Directors authorizes the Fund to make a tender offer at such time, if any, that the Fund is unable to rely on such exemption, the Fund intends to suspend the continuous offering of its Shares during the term of such tender offer in the manner prescribed by the Securities Exchange Act of 1934 (or in such other manner as may be permitted by the staff of the Securities and Exchange Commission).

          In connection with any tender offer, Shareholders will be furnished with a notice describing the tender offer. Such notice will contain information Shareholders should consider in deciding whether or not to tender their Shares and detailed instructions on how to tender their Shares. A tender offer would be funded by the disposition of portfolio investments. The Fund does not intend to borrow money to finance a tender offer. The price the Fund will pay to repurchase its Shares will be equal to the Fund's net asset value on the day the tender offer expires. During the period that the tender offer is open Shareholders may ascertain the net asset value (which is calculated on the last business day of each week and month) by calling Abbe Shapiro at (310)
996-6000.

          Although the Board of Directors believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, could have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Manager may encounter some difficulty in disposing of portfolio securities in order to consummate tender offers. In considering whether to make a tender offer the Board of Directors would consider, among other things, how many (if any) Shareholders have indicated an interest in selling their shares, the current cash position of the Fund, any potential effect of the repurchase on the Fund's investment management operations, and whether a tender offer would be in the best interests of all Shareholders of the Fund.
Shareholders interested in selling Shares pursuant to a prospective tender offer should notify Abbe Shapiro, 11100 Santa Monica Boulevard, 15th Floor, Los
Angeles, California 90025. Such notification should be in writing and should specify the number of Shares to be tendered. This information will be considered by the Board of Directors in considering whether to make a tender offer.

          Even if a tender offer has been made, the Directors' current policy
(which may be changed in the future), is that the Fund will not make a tender offer if (1) in the judgment of the Directors, there is not sufficient liquidity of Fund assets; (2) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Internal Revenue
Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of Shareholders who receive dividends from the Fund); or (3) there is, in the judgment of the Directors, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitations affecting the Fund or the issuers of its portfolio instruments imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, or (d) other events or conditions that would have a material adverse effect on the Fund or its shareholders if tendered Shares were purchased.

             SHAREHOLDERS AGREEMENT AND RESTRICTIONS ON TRANSFER

          Each current holder of the Fund's Shares has entered into a Shareholders Agreement. Among other things, the Shareholders Agreement provides that with respect to transfers of Shares that no Shareholder may transfer any Shares to a third party that is a "company" (as the term is defined in the Act) unless (i) the prospective purchaser represents that it has total assets in excess of U.S. $5 million; (ii) it transfers a sufficient number of Shares that their current net asset value, in the aggregate, equals or exceeds $100,000; and (iii) the prospective purchaser will not own upon the transfer of Shares, either alone or together with any affiliate of the prospective purchaser, more than 15% of the Fund's outstanding Shares (provided that this restriction does not apply to the acquisition of shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all shares authorized for issuance and sale by the Fund without regard to this limitation). If the prospective purchaser is a natural person no Shares may be transferred unless (i) the prospective purchaser satisfies (ii) and (iii) above, and (ii) the prospective purchaser has an individual net worth in excess of U.S. $1 million or an individual income in excess of U.S. $200,000 during each of the two most recent years. The Shareholders Agreement provides further that successors in interest of the holders of Shares will be bound by its terms, and will be required to execute the Agreement.

          The Shareholders Agreement terminates upon the written agreement of the holders of at least 66 2/3% of the outstanding Shares of the Fund or upon the public offering of Shares by the Fund to persons who would not qualify as "accredited investors" under Regulation D under the 1933 Act.

                        PORTFOLIO TRANSACTIONS AND BROKERAGE

          In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The type of services the Manager may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

          Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the Manager that such information is only supplementary to its own research efforts, since the information must still be analyzed, weighed and reviewed by the Manager in connection with the Fund. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information may be used by the Manager in connection with the Fund. Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

          The Fund's portfolio turnover rates for the fiscal years ended June
30, 1996, 1995 and 1994 were 17.78%, 23.75% and 18.13%, respectively.  The portfolio turnover rate is expected to be less than 100% each fiscal year.

          Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 1996, 1995 and 1994 amounted to $15,787,242, $10,079,926 and $8,003,000, respectively.

                     REPORTS, LISTING AND PUBLICATION OF VALUE

          The Fund does not currently believe there will be an active secondary market for the Shares. To the extent a secondary market does develop, investors should be aware that the shares of closed-end investment companies typically trade at a discount from or premium to their net asset value and frequently trade at a discount from net asset value. Should there ever be a secondary market for Fund Shares, it cannot be predicted whether the Shares would sell at a discount from or premium to net asset value.

          Shares of the Fund are listed on the Luxembourg Stock Exchange. A legal notice and the Articles of Incorporation and By-Laws of the Fund are lodged with the Chief Registrar of the District Court of Luxembourg where such documents are available for inspection and where copies thereof are available upon request. While the restrictions on transfer described above under "Shareholders Agreement and Restrictions on Transfer" remain in effect there may be little (if any) trading in the Fund's Shares on the Luxembourg Stock
Exchange or elsewhere. Since the Fund's inception, there has been no public trading of the Fund's Shares.

          Financial statements of the Fund are sent to the Shareholders at least semiannually. At least one of these reports will be audited annually.
Reports will be made available at the office of the Fund's Luxembourg transfer agent, Banque Internationale a' Luxembourg, S.A. In addition, notices to Shareholders are published in a Luxembourg newspaper, which is the Luxemburger
Wort.


          Attached as Appendix A to this Prospectus are:  Emerging Markets
Growth Fund, Inc. - Statement of Assets and Liabilities as of June 30, 1996
(including investment portfolio as of June 30, 1996) (audited); Statement of
Operations for the fiscal year ended June 30, 1996 (audited); Statement of Changes in Net Assets for the fiscal years ended June 30, 1996 and June 30,
1995 (audited); Notes to the Financial Statements for the fiscal year ended
June 30, 1996; Report of Independent Accountants for the fiscal year ended June
30, 1996; Per-Share Data and Ratios for the fiscal years ended June 30, 1991 through June 30, 1996 (audited); Emerging Markets Growth Fund, Inc. -Statement of Assets and Liabilities at December 31, 1996 (including investment portfolio at December 31, 1996) (unaudited); Statement of Operations for the six-months ended December 31, 1996 (unaudited); Statement of Changes in Net assets for the six-months ended December 31, 1996 (unaudited) and for the fiscal year ended
June 30, 1996; and Per Share Data and Ratios for the six-months ended December
31, 1996 (unaudited), and for the fiscal years ended June 30, 1990 through June
30, 1996; Notes to Financial Statements for the six-months ended December 31,
1996.

          The Fund's net asset value per Share on February 28, 1997 was $62.09.
The total investment return, assuming dividend and capital gain distributions were reinvested, from May 30, 1986 (the commencement of operations) through February 28, 1997 was +1,213%.


          Total return for the period is computed as follows:
          An initial investment is divided by the net asset value per Share as of the first day of the period in order to determine the initial number of Shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial Shares purchased and Shares acquired through reinvestment is multiplied by the net asset value per Share as of the end of the period in order to determine ending value. The ending value is divided by the initial investment converted to a percentage which equals total return.

                             TAX CONSIDERATIONS

          The Fund is registered as an investment company under the 1940 Act and intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the
"Code"). If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least
90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that less than 30% of its gross income must be derived from the sale or disposition of stock, securities, options, futures, and certain foreign currencies (including certain options, futures or forward contracts on foreign currencies) held for less than three months; (iii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S.
Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iv) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long-term capital losses).

          As a RIC, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders.
The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years.
A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month even if paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

          If it qualifies for regulated investment company status, the Fund will send written notices to shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains and any applicable tax credits.

DISTRIBUTIONS

          Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

          Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains.
If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities for their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund shares owned by a shareholder of the Fund would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

          Under the Code, the Fund will account for its income and deduction in U.S. dollars and thus may realize gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities. Any such gains or losses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "Section 988" gains or losses. Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income.
Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses of the Fund were to exceed the Fund's other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, thus reducing each shareholder's basis in his Fund shares, or as gain from the sale of Fund shares.

HEDGING TRANSACTIONS

          Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed by the Fund to its shareholders and which will be taxed to shareholders of the Fund as ordinary income or long-term capital gain, may be increased or decreased by such hedging transactions.

          Certain requirements under the regulated investment company provisions of the Code may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

SALE OF SHARES

          In general, upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares.
However, if the shareholder sells Fund shares to the Fund (in a tender offer by the Fund, for example), proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES

          Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid.
Pursuant to this election, each of the Fund's shareholders will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified with 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders.
Any gains from the sale of securities by the Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.

BACKUP WITHHOLDING

          The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

          The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

          Pursuant to Treasury regulations, certain expenses of non-publicly offered RICs, including advisory fees, are no longer deductible by those investment companies. Rather, an individual shareholder's pro rata portion of such expenses will be treated as income to it and deductible by it subject to the 2% "floor" on miscellaneous itemized deductions and the other limitations set forth in the Code on itemized deductions. The Fund will be a non-publicly offered RIC generally until it either has 500 shareholders at all times during a taxable year or continuously offers its shares pursuant to a public offering with the meaning of Section 4 of the 1933 Act. Accordingly, if the Fund is a non-publicly offered RIC, to the extent such expenses are not fully deductible by a shareholder, it is possible that the shareholder's taxable income from the Fund will exceed the amounts actually distributed to the shareholder. These rules have no application to corporate Shareholders or to any foreign individual investor unless the dividend income such an investor receives from the Fund is "effectively connected" with a U.S. trade or business.

          Distributions may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INVESTMENT IN FOREIGN INVESTMENT COMPANIES

          The Fund currently invests in Chile and may in the future invest in one or more other countries through vehicles organized under local laws. For
U.S. Federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.

          The Fund may also invest in securities of investment companies which it does not control which are organized under the laws of a country in which it may invest. For U.S. federal income tax purposes, these investment companies will be treated as passive foreign investment companies ("PFIC"). Gain on sale of PFIC shares, and certain excess distributions received from a PFIC, will be treated as ordinary income allocable ratably over the Fund's holding period for its PFIC shares. To the extent attributable to prior taxable years of the Fund, the gains or income will be taxable to the Fund, rather than its shareholders, and tax payable by the Fund will be increased by an interest charge. The Fund may be able to elect with respect to a PFIC to be taxed currently on the PFIC's income and gains. If its election were made it would avoid taxation of the income to the Fund and imposition of any interest charge, and enable the character of the PFIC's income (as net capital gain or ordinary income) to pass through to the Fund.

          Other elections also may become available to the Fund, including one under which the Fund would treat appreciation in value of PFIC shares as gain realized at the end of a taxable year, such gain, if distributed by the Fund, would not be taxable to the Fund and no interest charge would be imposed. The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

               CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

          The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
10081, acts as Custodian for the Fund pursuant to a custodian agreement.  The
Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

          American Funds Service Company, 135 South State College Blvd., Brea,
CA 92621, acts as the Fund's dividend paying agent, transfer agent and registrar for the Shares. The Fund's Luxembourg transfer agent is Banque
Internationale a' Luxembourg, S.A.

                 INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

          The accounting firm of Price Waterhouse LLP, 400 South Hope Street,
Los Angeles, CA 90071, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 1996 included in this Prospectus have been so included in reliance on the report of Price Waterhouse
LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

          The law firm of Dechert Price & Rhoads, 1500 K Street, N.W., Suite
500, Washington, D.C.  20005, acts as legal counsel to the Fund.

          At the date of this Prospectus, the Fund was not subject to any pending litigation and was not aware of any threatened litigation.

                            AVAILABLE INFORMATION

          A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the U.S.
Securities and Exchange Commission ( "SEC"), Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration
Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                            APPENDIX A TO PROSPECTUS

AUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 1996:

Statement of Assets and Liabilities as of June 30, 1996 (including investment portfolio as of June 30, 1996).
Statement of Operations for the fiscal year ended June 30, 1996.
Statement of Changes in Net Assets for the fiscal years ended June 30, 1996 and June 30, 1995.
Per-Share Data and Ratios for the fiscal years ended June 30, 1991 through June
30, 1996.
Notes to Financial Statements for the fiscal year ended June 30, 1996.
Report of Independent Accountants dated August 12, 1996.


UNAUDITED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1996:

Statement of Assets and Liabilities at December 31, 1996 (including investment portfolio at December 31, 1996) (Unaudited).
Statement of Operations for the six-months ended December 31, 1996 (Unaudited).
Statement of Changes in Net assets for the six-months ended December 31, 1996
(Unaudited) and for the fiscal year ended June 30, 1996.
Per Share Data and Ratios for the six-months ended December 31, 1996
(Unaudited), and for the fiscal years ended June 30, 1990 through June 30, 1996.
Notes to Financial Statements for the six-months ended December 31, 1996.


AUDITED FINANCIAL STATEMENTS DATE JUNE 30, 1996

EMERGING MARKETS GROWTH FUND
Investment Portfolio - June 30, 1996

                                                     Equity-Type Securities
                                           -----------------------------------------------

INDUSTRY DIVERSIFICATION                   Common           Preferred          Convertible                  Percent of
------------------------                   Stocks           Stocks             Bonds            Bonds       Net Assets
                                           ------           ---------          -----------      ------      ----------
Telecommunications                         10.62%           5.44%              -%               0.39%       16.45%
Utilities: Electric & Gas                  7.39             2.96               -                0.03        10.38
Banking                                    8.86             0.60               0.25             -           9.71
Beverages & Tobacco                        4.51             0.91               -                -           5.42
Energy Sources                             4.19             0.64               -                -           4.83
Building Materials & Components            2.66             0.23               0.08             -           2.97
Equity Common Trusts                       2.61             0.15               -                -           2.76
Other Industries                           29.51            2.43               0.77             5.41        38.12
                                           -----            -----             -----             -----       -----
                                           70.35%           13.36%             1.10%            5.83%       90.64
                                           ======           ======             =====            =====       =====

Short-Term securities                                                                                       9.68
Excess of liabilities over cash and receivables                                                             (0.32)
Net Assets                                                                                                  100.00%
                                                                                                            =======


TEN LARGEST EQUITY HOLDINGS

                                                                  Percent of Gain/Loss
                                                                   for the Year Ended
                                                   Percent of           6/30/96*
                                                   Net Assets       (in U.S. Dollars)
                                                   ----------      --------------------

Telecomunicacoes Brasileiras (Telebras)              3.78%              112.02%
Centrais Eletricas Brasileiras (Eletrobras)          2.42                 3.64
Telefonos de Mexico                                  2.34                13.48
Mahanagar Telephone Nigam                            1.88                37.83
Philippine Long Distance Telephone                   1.36               (18.50)
Korea Electric Power                                 1.34                 4.85
Telecomunicacoes de Sao Paulo SA-Telesp              1.32                66.86
Grupo Televisa                                       1.31                50.95
Telefonica de Argentina                              1.13                19.40
Companhia Energetica de Minas Gerais                 1.12                32.88

*The percent change reflects the increase or decrease in the market price per share of equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

EMERGING MARKETS GROWTH FUND, INC.

Investment Portfolio - June 30, 1996



                                                                           NUMBER OF
EQUITY - TYPE SECURITIES                                                   SHARES OR          MARKET         PERCENT
(common and preferred stocks                                               PRINCIPAL          VALUE          OF NET
  and convertible debentures)                                              AMOUNT             (000)          ASSETS
                                                                           ------------       ---------      -------
ARGENTINA - 5.35%

  Alpargatas SA Industrial y Comercial (1)                                 5,333,432          $4,002         .05%

  Banco Bansud SA B  (1)                                                   762,436            8,925          .10

  Banco de Galicia y Buenos Aires SA, Class B
   (American Depositary Receipts)                                          1,755,796          45,431         .69

  Banco de Galicia y Buenos Aires SA,
   7.00% convertible bond August 1, 2002                                   $12,571,000        13,262

  Banco Frances del Rio de la Plata SA                                     644,000            6,121

  Banco Frances del Rio de la Plata SA
    (American Depositary Receipts)                                         1,951,645          56,110         .75

  BI SA  (acquired 10/31/93, cost: $6,130,000)                                                6,130          .07

  Compania Naviera Perez Companc SACFIMFA, Class B                         5,100,148          33,421         .40

  Disco SA (American Depositary Receipts)  (1)                             753,000            16,660         .20

  Hidroneuquen SA (acquired 11/11/93, cost: $26,649,000) (1)(2)            29,086,231.09      29,086         .34

  IRSA Inversiones y Representaciones SA                                   26,900             90

  IRSA Inversiones y Representaciones SA
    (Global Depositary Receipts)                                           90,849             3,066          .04

  Nortel Inversora SA, Class A, preferred
    (American Depositary Receipts)
    (acquired 11/24/92, cost:$6,835,000) (2)                               893,187            10,415

  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)
    (acquired 2/27/92, cost: $23,049,000) (2)                              1,676,260          21,791         .38

  Quilmes Industrial non-voting, preferred (American Depositary            2,150,400          22,042         .26
    Shares)  (1)

  Siderca SAIC                                                             2,195,180          2,987          .03

  Telecom Argentina STET-France Telecom SA,
    Class B                                                                6,532,272          30,716

  Telecom Argentina STET-France Telecom SA,
    Class B (American Depositary Shares)                                   645,200            30,244         .72

  Telefonica de Argentina SA, Class B                                      4,910,000          14,540

  Telefonica de Argentina SA, Class B
    (American Depositary Shares)                                           2,741,900          81,229         1.13

  YPF SA, Class D
    (American Depositary Receipts)                                         696,800            15,678         .19
                                                                                              ----------     ----------
                                                                                              451,946        5.35

BRAZIL - 13.92%

  Aracruz Celulose SA, Class B, preferred  nominative
    (American Depositary Receipts)                                         449,200            4,267          .05

  Banco Bradesco SA, preferred nominative                                  4,464,622,335      36,468         .43

  Banco Itau SA, preferred nominative                                      34,758,700         14,126         .17

  Banco Nacional SA, preferred nominative (1)                              215,940,814        -

  Banco Nacional SA, ordinary nominative (1)                               2,500,000          -              -

  Brasmotor SA, preferred nominative                                       141,951,974        44,400         .53

  Centrais Eletricas Brasileiras SA (Eletrobras), Class B,
    preferred nominative
  (American Depositary Receipts)                                           7,634,263          108,788

  Centrais Eletricas Brasileiras SA (Eletrobras), ordinary nominative      16,480,000         4,432

  Centrais Eletricas Brasileiras SA (Eletrobras), ordinary nominative
  (American Depositary Receipts)                                           6,775,971          91,476         2.42

  CESP-Companhia EnergEtica de SAo Paulo,
     preferred nominative (1)                                              154,300,000        5,380

  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts)
     (acquired 8/30/94, cost: $53,275,000)(1)(2)                           4,059,080          41,606

  CESP-Companhia Energetica de Sao Paulo, ordinary
     nominative (1)                                                        400,767,854        13,174         .71

  COFAP-Companhia Fabricadora de Pecas,
     preferred nominative (1)                                              285,116            1,647          .02

  Companhia Cervejaria Brahma, preferred nominative                        91,622,437         54,669

  Companhia Cervejaria Brahma, ordinary nominative                         224,483            140            .65

  Companhia Cimento Portland Itau, preferred nominative                    70,137,100         19,841         .23

  Companhia de Tecidos Norte de Minas-COTEMINAS,
  preferred nominative                                                     43,298,500         17,079         .20

  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)(1)                3,219,629          84,515

  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)
     (acquired 9/22/94, cost: $9,698,000) (1) (2)                          373,906            9,815          1.12

  Companhia Siderurgica Belgo-Mineira, preferred nominative                13,001,892         829

  Companhia Siderurgica Belgo-Mineira, ordinary nominative                 2,086,180          150            .01

  Companhia Suzano de Papel e Celulose
    Class B, preferred nominative(American Depositary Receipts) (1)        316,633            3,483          .04

  Companhia Vale Do Rio Doce, preferred nominative
  (American Depositary Receipts)                                           911,734            17,551         .21

  Companhia Vidrararia Santa Marina, ordinary nominative                   2,133,072          8,393          .10

  Dixie-TOGA, preferred nominative                                         1,710,000          1,652          .02

  GP Capital Partners, LP
    (acquired 1/28/94, cost: $23,408,000) (1) (2) (3)                      27,000             26,334         .31

  Industrias Klabin de Papel e Celulose SA,
    preferred nominative (American Depositary Receipts)                    1,259,605          15,745         .19

  Iochpe-Maxion SA
  (American Depositary Receipts) (1)                                       163,004            469            .01

  Lojas Americanas SA, preferred nominative                                279,219,055        5,507

  Lojas Americanas SA, ordinary nominative                                 53,594,800         956            .08

  Lojas Arapua, preferred nominative
    (Global Depositary Receipts)                                           104,000            1,092          .01

  Mecanica Pesada, preferred nominative                                    190,000            212

  Mecanica Pesada, ordinary nominative                                     70,000             488            .01

  Mesbla SA, preferred nominative (1)                                      111,674,640        612            .01

  Metal Leve SAIC,
    preferred nominative                                                   157,884,489        1,557          .02

  Morgan Stanley Perqs (Telebras) 6.00%, February 16, 1999                 $90,000            5,411          .07

  Osa, preferred nominative                                                90,000,000         870            .01

  Petrobras Distribuidora SA-BR, preferred nominative                      52,393,500         1,104          .01

  Petroleo Brasileiro SA-PETROBRAS, preferred nominative                   428,960,000        52,771         .62

  Refrigeracao Parana SA, preferred nominative
     (American Depositary Receipts)                                        410,000            4,971          .06

  Rhodia-Ster SA (Global Depositary Receipts)                              113,100            622            .01

  SA White Martins, ordinary nominative                                    10,062,149,000     14,132         .17

  Sadia Concordia SAIC, preferred nominative                               1,163,000          811            .01

  Souza Cruz SA, ordinary nominative                                       1,217,000          10,607         .12

  Telecomunicacoes Brasileiras SA (Telebras), preferred                    59,500,000         4,155
     nominative

  Telecomunicacoes Brasileiras SA (Telebras), preferred                    552,090            -              -
     nominative,blocked

  Telecomunicacoes Brasileiras (Telebras), preferred nominative
  (American Depositary Receipts)                                           4,530,446          315,432        3.78

  Telecomunicacoes de Minas Gerais SA, ordinary nominative                 64,122             5              -

  Telecomunicacoes de SAo Paulo SA-Telesp,
    preferred nominative                                                   405,285,091        86,798

  Telecomunicacoes de SAo Paulo SA-Telesp,
    ordinary nominative                                                    140,648,944        24,798         1.32

  Usinas Siderurgicas de Minas Gerais SA, preferred nominative
   (American Depositary Receipts)(acquired 9/1/93; cost: $9,774,000) (2)   1,550,305          16,472         .19
                                                                                              ----------     ----------
                                                                                              1,175,812      13.92
                                                                                              ----------     ----------


CHILE - 1.81%

  CAP SA                                                                   1,347,599          5,193          .06

  Chilgener SA  (American Depositary Receipts)                             1,160,357          27,849         .33

  Compania de Telecomunicaciones de Chile SA
    (American Depositary Receipts)                                         63,700             6,251          .08

  CTI Compania Tecno Industrial SA                                         89,965,285         3,675          .04

  Empresa Nacional de Electricidad SA
    (American Depositary Receipts)                                         1,458,009          31,348         .37

  Enersis SA (American Depositary Receipts)                                2,249,682          69,740         .83

  Forestal Terranova                                                       550,000            724            .01

  Invercap SA                                                              1,100,000          1,194          .01

  Sociedad Quimica y Minera de Chile SA, Class A                           1,277,900          6,732          .08
                                                                                              ----------     ----------
                                                                                              152,706        1.81
                                                                                              ----------     ----------

CHINA  - 1.18%

  China North Industries Investment Ltd.
  (acquired 9/30/94, cost: $5,727,000) (1)(2)                              5,500,000          3,575          .04

  China Yuchai International Ltd.                                          1,015,500          7,743          .09

  Guang Dong Electric Power Development Co. Ltd., Class B                  15,275,000         9,769          .12

  Harbin Power Equipment Co. Ltd Class H                                   44,999,000         6,744

  Harbin Power Equipment Co. Ltd Class H
  (American Depositary Receipts)
  (acquired 11/30/94, cost: $3,336,000)(2)                                 99,000             1,484          .10

  Huaneng Power International Inc., Class N
  (American Depositary Receipts) (1)                                       1,393,100          24,902         .30

  Maanshan Iron & Steel Co. Ltd., Class H
  (acquired 10/14/93, cost: $1,279,000)(2)                                 4,332,000          761            .01

  Shanghai Diesel Engine Co. Ltd., Class B (1)                             6,085,200          2,556          .03

  Shanghai Petrochemical Co. Ltd., Class H                                 93,828,600         26,669

  Shanghai Petrochemical Co. Ltd., Class H
  (American Depositary Receipts)                                           7,000              199            .32

  Tingyi (Cayman Islands) Holding Corp. (1)                                20,729,000         5,691          .07

  Want Want Holdings (acquired 5/16/96; cost: $1,233,000) (1)(2)           729,000            1,961          .02

  Zhenhai Refining & Chemical Co. Ltd., Class H                            25,710,000         7,308          .08
                                                                                              ----------     ----------
                                                                                              99,362         1.18
                                                                                              ----------     ----------

COLOMBIA - 0.29%

  Banco de Colombia SA                                                     42,333,121         16,070

  Banco de Colombia SA (Global Depositary Receipts)(1)                     955,000            8,117          .29

  Comunicacion Celular SA, Class B, warrants, expire November              3,000              15             -
     15, 2003(1)
                                                                                              ----------     ----------
                                                                                              24,202         .29
                                                                                              ----------     ----------


REPUBLIC OF CROATIA - 0.28%                                                                   ----------     ----------
  Pliva (Global Depositary Receipts)  (1)                                  604,955            24,047         .28
                                                                                              ----------     ----------

CZECH REPUBLIC - 0.29%                                                                        ----------     ----------
  SPT Telecom  (1)                                                         200,400            24,486         .29
                                                                                              ----------     ----------

ECUADOR - 0.16%                                                                               ----------     ----------
  La Cemento Nacional CA (Global Depositary Receipts)                      76,330             13,510         .16
                                                                                              ----------     ----------


GHANA - 0.40%

  Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)                 946,500            18,693

  Ashanti Goldfields Co. Ltd.,

   5.50% exchangable note March 15, 2003                                   $15,970,000        14,892         .40
                                                                                              ----------     ----------
                                                                                              33,585         .40
                                                                                              ----------     ----------

GREECE - 1.09%

  Aluminum of Grece SAIC                                                   276,840            11,800         .14

  Hellenic Bottling Co. SA                                                 1,417,945          47,113         .56

  Hellenic Telecommunicatons Organization (OTE)                            363,000            6,023          .07

  Intracom SA, preferred                                                   20,000             212

  Intracom SA, ordinary                                                    476,620            8,449          .10

  Katselis  SA, ordinary                                                   45,000             314            -

  Michaniki SA, preferred                                                  252,540            2,100

  Michaniki SA, ordinary                                                   652,220            7,581          .12

  Titan Cement Co. SA, ordinary                                            171,522            8,481          .10
                                                                                              ----------     ----------
                                                                                              92,073         1.09
                                                                                              ----------     ----------


HONG KONG - 0.90%

  China-Hongkong Photo Products Holdings Ltd.                              11,996,000         6,858          .08

  Consolidated Electric Power Asia Ltd.                                    24,349,400         40,267

  Consolidated Electric Power Asia Ltd.
    (American Depositary Shares)
    (acquired 11/29/93, cost: $868,000) (2)                                53,600             886            .49

  New World Infrastructure Ltd. (1)                                        11,468,497         24,448         .29

  Siu-Fung Ceramics Holdings Ltd.                                          7,869,409          1,515          .02

  Tian An China Investments Co. Ltd.                                       13,610,700         1,846          .02
                                                                                              ----------     ----------
                                                                                              75,820         .90
                                                                                              ----------     ----------


HUNGARY - 0.43%

  Graboplast Textiles Muborgyarto RT (1)                                   15,200             346            -

  MOL Magyar Olaj Es Gazipari RT
  (Global Depositary Receipts) (1)   (2)                                   1,481,900          16,005         .19

  Richter Gedeon Vegyeszeti                                                397,000            20,239         .24
                                                                                              ----------     ----------
                                                                                              36,590         .43
                                                                                              ----------     ----------

INDIA - 7.71%

  Asian Paints (India) Ltd                                                 564,600            7,031          .08

  Bajaj Auto Ltd.                                                          525,500            14,848         .18

  Bharat Forge Co. Ltd.                                                    3,250              17             -

  Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                             90,000             720            .01

  East India Hotels Ltd.                                                   664,777            13,664         .16

  Essar Gujarat Ltd.                                                       3,367,000          2,691          .03

  Flex Industries Ltd.                                                     393,800            1,641

  Flex Industries Ltd., units (1 unit = 1 share + 1/2 warrant)             157,520            657            .03

  Grasim Industries Ltd.                                                   545,300            8,908

  Grasim Industries Ltd.
    (Global Depositary Receipts)                                           1,160,965          21,478         .36

  Hindalco Industries Ltd.                                                 1,072,650          38,437

  Hindalco Industries Ltd. (Global Depositary Receipts)  (1)               579,520            22,022         .72

  Hindustan Lever Ltd.                                                     514,500            12,066         .14

  Housing Development Finance Corp. Ltd.                                   272,800            22,880         .27

  India Fund, Class B                                                      3,306,718.13       6,214          .07

  India Magnum Fund , Class B, nonvoting shares (1)                        20,000             1,040          .01

  Indian Aluminium Co., Ltd.                                               1,288,600          7,651

  Indian Aluminium Co., Ltd. (Global Depositary Receipts)                  1,308,771          9,161          .20

  Indian Rayon & Industries, Ltd.                                          830,900            11,694

  Indian Rayon & Industries, Ltd.
  (Global Depositary Receipts)                                             398,000            5,871          .21

  Indo Gulf Fertilisers and Chemicals Corp. Ltd.                           2,155,200          3,061

  Indo Gulf Fertilisers and Chemicals Corp. Ltd.
    (Global Depositary Receipts) (2)                                       1,770,900          2,745          .07

  I.T.C. Ltd.                                                              1,214,600          10,809         .13

  Madras Cement  Ltd.                                                      22,000             7,725          .09

  Mahanagar Telephone Nigam Ltd.                                           21,971,000         159,153        1.88

  Mahindra & Mahindra Ltd.                                                 2,229,416          22,943

  Mahindra & Mahindra Ltd.
    (Global Depositary Receipts)                                           908,333            9,765          .39

  Mastergain Scheme  (1)                                                   4,001,700          1,479          .02

  Max India Ltd.                                                           411,860            3,762

  Max India, 12.50% nonconvertible debenture Part B, January               INR82,372          588            .05
    1998  (1)

  Motor Industries Co. Ltd.                                                176,405            38,519         .46

  Nicholas Piramal India Ltd.                                              325,000            2,009          .02

  Nippon Denro Ispat Ltd.,  3.00% convertible Eurobonds April 1,           $1,750,000         884
    2001

  Nippon Denro Ispat Ltd.,  3.00% convertible bond April 1, 2001
    (acquired 3/1/94, cost: $6,754,000) (2)                                $7,000,000         3,535          .05

  Ranbaxy Laboratories Ltd.                                                1,106,150          19,254

  Ranbaxy Laboratories Ltd.
    (Global Depositary Receipts)                                           874,525            17,928         .44

  Raymond Woollen Mills Ltd.                                               505,800            4,891

  Raymond Woollen Mills Ltd.
    (Global Depositary Receipts)                                           758,600            15,460         .24

  SCICI Ltd.                                                               7,941,900          9,806

  SCICI Ltd., 3.50% convertible Eurobonds
    April 4, 2004                                                          $3,620,000         3,679          .16

  Sundaram Finance Ltd.                                                    153,000            1,424          .02

  Tata Engineering and Locomotive Co. Ltd.                                 816,000            12,113

  Tata Engineering and Locomotive Co. Ltd.
    (Global Depositary Receipts) (1)                                       3,415,261          61,475         .87

  United Phosphorous Ltd.                                                  1,227,800          11,251

  United Phosphorous Ltd.
    (Global Depositary Receipts)                                           423,564            4,871          .19

  Videocon International Ltd.                                              20,100             42

  Videocon International Ltd.
    (Global Depositary Receipts)                                           62,200             190            -

  Videsh Sanchar Nigam Ltd.                                                250,000            9,635          .11

  Zee Telefilms Ltd.                                                       934,200            3,907          .05
                                                                                              ----------     ----------
                                                                                              651,594        7.71
                                                                                              ----------     ----------

INDONESIA - 4.47%

  Asia Pacific Resources International Holdings Ltd.(1)                    1,217,000          9,128          .11

  PT Astra International                                                   13,582,400         19,708         .23

  PT Bakrie & Brothers                                                     272,000            386            -

  PT Bank Internasional Indonesia                                          1,998,000          9,878          .12

  PT Fajar Surya Wiesea                                                    630,000            291            -

  PT Gudang Garam                                                          2,940,000          12,608         .15

  PT Hanjaya Mandala Sampoerna                                             5,695,000          64,883         .77

  PT Indofood Sukses Makmur                                                18,875,250         85,206         1.01

  PT Indo-Rama Synthetics                                                  5,670,000          14,382         .17

  PT International Nickel Indonesia                                        5,069,500          11,333         .13

  PT Japfa Comfeed Indonesia                                               700,000            406            -

  PT Jaya Real Property                                                    2,768,500          8,748          .10

  PT Kabelmetal Indonesia                                                  1,200,000          542            .01

  PT Kalbe Farma                                                           284,500            636            .01

  PT Lippo Bank                                                            11,405,000         19,368

  PT Lippo Bank, rights, expire July 24, 1996  (1)                         5,702,500          4,536          .28

  PT Mayora Indah                                                          10,380,000         5,801          .07

  PT Modern Photo Film Co.                                                 5,049,900          21,711         .26

  PT Mulia Industrindo                                                     5,445,919          8,078          .10

  PT Pabrik Kertas Tjiwi Kimia                                             1,355,961          1,385          .02

  Perusahaan Perseroan (Persero)PT Indonesian
      Satellite Corp. (American Depositary Receipts)                       1,191,500          39,915         .47

  PT Praxair Indonesia (1)                                                 142,700            32             -

  PT Sorini Corp                                                           112,500            619            .01

  PT Supreme Cable Manufacturing Corp.                                     900,500            939            .01

  PT Tambang Timah                                                         8,965,500          16,574

  PT Tambang Timah, Class B (Global Depositary Receipts) (1)               836,270            15,179         .38

  PT Tigaraksa Satria                                                      2,173,140          5,606          .06
                                                                                              ----------     ----------
                                                                                              377,878        4.47
                                                                                              ----------     ----------



MALAYSIA  - 4.42%

  Arab Malaysian Finance Bhd.                                              1,805,000          7,890          .09

  Commerce Asset-Holding Bhd.                                              1,023,000          6,236          .07

  Eastern & Oriental Bhd.                                                  4,000,000          9,465          .11

  Genting Bhd.                                                             2,669,100          20,873         .24

  Genting International PLC                                                8,301,000          14,526         .18

  Guinness Anchor Bhd.                                                     3,302,000          6,820          .09

  Hong Leong Credit Bhd.                                                   1,593,000          7,539          .09

  IJM Corp. Bhd. (MR)                                                      8,075,714          13,991         .17

  IOI Corp. Bhd.                                                           9,846,000          13,662         .16

  Leader Universal Holdings Bhd.                                           8,920,000          25,220         .30

  Malaysian Airline System Bhd. (2)                                        2,144,000          6,836          .08

  Malaysian International Shipping Corp. Bhd.                              2,210,000          6,869          .08

  Nestle (Malaysia) Sdn. Bhd.                                              4,765,000          38,410         .46

  New Straits Times Press (Malaysia )Bhd                                   3,769,000          19,650         .23

  O.Y.L. Industries Bhd.                                                   1,165,437          12,152

  O.Y.L. Industries Bhd., rights, expire August 6, 1996  (1)               116,543            514            .15

  Renong Bhd.                                                              23,453,000         37,435

  Renong Bhd., 2.50% convertible bond January 15, 2005
     (acquired 10/20/94, cost:$2,554,000) (2)                              $2,550,000         2,856

  Renong Bhd., 2.50% convertible Eurobonds
     January 15, 2005                                                      $2,855,000         3,198

  Renong Bhd., warrants, expire November 21, 2000  (1)                     2,189,500          992

  Renong Bhd. Iculs, 4.00% May 21, 2001                                    MYR3503200         1,321          .54

  Resorts World Bhd.                                                       1,267,000          7,266          .09

  Sime Darby Bhd.                                                          16,217,000         44,876         .53

  Sime UEP Properties Bhd.                                                 3,344,000          6,705          .08

  Technology Resources Industries Bhd. (1)                                 9,073,000          31,656         .37

  UMW Holdings Bhd.                                                        7,107,359          25,368

  UMW Holdings Bhd., warrants, expire January 26, 2000 (1)                 736,159            909            .31
                                                                                              ----------     ----------
                                                                                              373,235        4.42
                                                                                              ----------     ----------


MAURITIUS  - 0.05%                                                                            ----------     ----------
  State Bank of Mauritius                                                  10,927,000         4,646          .05
                                                                                              ----------     ----------

MEXICO  - 9.78%

  Apasco, SA de CV                                                         7,542,402          41,781         .49

  CEMEX, SA de CV, Class A                                                 3,024,262          10,909

  CEMEX, SA de CV, Class B                                                 10,245,351         40,471

  CEMEX, SA de CV, ordinary participation certificates                     9,505,620          34,100

  CEMEX, SA de CV, Class A, ordinary participation certificates
   (American Depositary Receipts)  (2)                                     1,183              8

  CEMEX, SA, Class B (American Depositary Receipts)                        439,792            3,353

  CEMEX, SA, Class B, 4.25% convertible bond November 1, 1997
  (acquired 9/28/94, cost: $2,801,000) (2)                                 $3,000,000         2,753          1.08

  Cifra, SA de CV, Class A  (1)                                            8,694,000          12,843

  Cifra, SA de CV, Class B   (1)                                           13,790,510         19,971

  Cifra, SA de CV, Class C  (1)                                            18,706,334         26,695         .70

  Corporacion Geo, SA de CV, Class B
   (aquired 8/29/95,cost: $6,596,000)(1)(2)                                1,751,568          7,785          .09

  Gruma, SA de CV, Class B  (1)                                            908,208            4,204          .05

  Grupo Carso, SA de CV, Class A1  (1)                                     5,038,200          35,816         .43

  Grupo Financiero Banamex Accival, SA de CV, Class B  (1)                 31,893,850         66,295

  Grupo Financiero Banamex Accival, SA de CV, Class L  (1)                 12,414,067         24,560

  Grupo Financiero Banamex Accival, SA de CV,

  7.00% convertible bond December 15, 1999
   (acquired 7/12/95, cost:$854,000) (2)                                   $1,040,000         954

  Grupo Financiero Banamex Accival, SA de CV,

  7.00% convertible Eurobonds December 15, 1999                            $1,674,000         1,536          1.10

  Grupo Financiero Bancomer, SA de CV, Series L

  34.9676% convertible subordinated debentures May 16, 2002                MXP5,750,000       792            .01

  Grupo Financiero Banorte, SA de CV, Class B  (1)                         6,997,394          6,682          .08

  Grupo Industrial Maseca, SA de CV, Class B
    (American Depositary Receipts)                                         5,700              90             -

  Grupo Televisa, SA, ordinary participation certificates  (1)             481,000            7,461

  Grupo Televisa, SA, ordinary participation certificates
    (American Depositary Receipts)  (1)                                    3,361,499          103,366        1.31

  Kimberly-Clark de Mexico, SA de CV, Class A                              2,719,100          49,670

  Kimberly-Clark de Mexico, SA de CV, Class B                              70,000             1,274          .60

  Panamerican Beverages, Inc., Class A                                     2,031,400          90,905         1.08

  Sigma Alimentos, SA de CV. Class B                                       566,100            5,040          .06

  Telefonos de Mexico, SA de CV, Class A                                   9,137,500          15,450

  Telefonos de Mexico, SA de CV, Class L                                   13,706,250         23,211

  Telefonos de Mexico, SA de CV, Class L
    (American Depositary Receipts)                                         4,725,475          158,303        2.34

  Tubos de Acero de MExico, SA (1)                                   1,163,200          11,153

  Tubos de Acero de MExico, SA
    (American Depositary Receipts) (1)                                     2,024,400          19,106         .36
                                                                                              ----------     ----------
                                                                                              826,537        9.78
                                                                                              ----------     ----------

MOROCCO  - 0.17%

Banque Commercial du Maroc                                                 35,443.125         2,396          .03

Cimenterie de l'Oriental, Class A (1)                                      92,503             3,289          .04

ONA SA                                                                     56,000             2,569          .03

Societe des Brasserie du Maroc                                             20,500             3,092          .03

Wafabank, Class A                                                          72,000             3,328          .04
                                                                                              ----------     ----------
                                                                                              14,674         .17
                                                                                              ----------     ----------

PAKISTAN  - 0.91%

  Chakwal Cement Co. Ltd. (Global Depository Receipts)(1)                  891,111            4,010          .05

  Hub Power Co. Ltd.  (Global Depositary Receipts) (1)                     1,871,528          45,852         .54

  Pakistan Telecommunication Corp.
   (Global Depositary Receipts) (1)                                        236,100            27,388         .32
                                                                                              ----------     ----------
                                                                                              77,250         .91
                                                                                              ----------     ----------

PERU  - 1.20%

  Cementos Lima SA                                                         598,082            8,404          .10

  Cementos Norte Pacasmyo SA, Class C                                      234,952            398            -

  Compania de Minas Buenaventura SA, Class A                               1,002,687          9,037

  Compania de Minas Buenaventura SA, Class B  (1)                          111,975            1,101

  Compania de Minas Buenaventura SA, Class B (American                     423,500            8,417          .22
    Depositary Receipts)  (1)

  Credicorp Ltd. (1)                                                       2,772,389          55,101         .65

  Minsur SA-T                                                              803,700            7,194          .08

  Ontario-Quinta (acquired 8/15/94, cost: $12,877,000)  (2)                12,571,524         12,572         .15
                                                                                              ----------     ----------
                                                                                              102,224        1.20
                                                                                              ----------     ----------

PHILIPPINES  - 6.25%

  Ayala Corp., Class B                                                     22,545,827         42,599

  Ayala Corp., Class B (Global Depositary Shares) (2)                      514,976            7,725          .60

  Ayala Land, Inc., Class B                                                18,285,960         32,806         .39

  Bacnotan Consolidated Industries, Inc.                                   459,508            2,157

  Bacnotan Consolidated Industries, Inc., 5.50% convertible

   bond June 21, 2004 (acquired 6/8/94, cost: $4,480,000) (2)              $4,500,000         4,230          .08

  Benpres Holdings Corp.
    (Global Depositary Receipts) (1)                                       2,293,210          17,772         .21

  C&P Homes Inc.,  (1)                                                     22,668,100         19,685         .23

  Fortune Cement Corp.                                                     17,579,000         9,226          .11

  Hi Cement Corp (1)                                                       12,580,000         4,754

  Hi Cement Corp (1)  (2)                                                  3,870,000          1,462          .07

  International Container Terminal Services Inc.  (1)                      5,787,730          3,921

  International Container Terminal Services Inc., 6.00%
    convertible bond, February 19, 2000 (acquired 2/18/93, cost:           $4,000,000         4,800          .10
    $4,000,000) (1)  (2)

  JG Summit Holdings, Inc., Class B                                        39,516,600         14,782

  JG Summit Holdings, Inc., Class B
    (Global Depositary Shares)                                             20,000             650

  JG Summit Holdings, Inc.,
    3.00% convertible Eurobonds December 23, 2003                          $5,400,000         4,442

  JG Summit Holdings, Inc.,
    3.50% convertible bond December 23, 2003
    (acquired 12/9/93, cost: $9,870,000) (2)                               $9,870,000         8,118          .33

  Keppel Philippines Holdings,Inc., Class B  (1)                           226,737            67             -

  Manila Electric Co., Class B                                             1,979,590          20,780         .25

  Metropolitan Bank and Trust Co.                                          1,824,490          51,187         .60

  Petron Corp.                                                             7,589,062          3,476

  Petron Corp. (Global Depositary Receipts)                                215,275            3,875          .09

  Philippine Commercial International Bank, Inc.                           1,066,200          13,329         .16

  Philippine Long Distance Telephone Co., ordinary                         86,250             5,136

  Philippine Long Distance Telephone Co.
    (American Depositary Receipts)(1)                                      1,531,305          89,007

  Philippine Long Distance Telephone Co., convertible preferred,
    Series II (Global Depositary Receipts)                                 484,000            16,214

  Philippine Long Distance Telephone Co., convertible
    preferred, Series III (Global Depositary Shares)                       87,000             4,742          1.36

  Philippine National Bank   (1)                                           919,071            15,348         .18

  Pilipino Telephone Corp.  (1)                                            8,482,100          12,951         .15

  PR Holdings Inc., subscription rights (aquired 7/8/92,

  cost: $9,835,000)(1)(2)                                                  2,236,600          9,441          .11

  San Miguel Corp., Class B                                                23,048,048         79,619         .94

  Southeast Asia Cement Holdings (1)                                       64,234,700         8,336          .10

  Universal Robina Corp.                                                   29,809,400         15,930         .19

                                                                                              ----------     ----------

                                                                                              528,567        6.25

                                                                                              ----------     ----------



POLAND  - 0.39%

  Bank Rozwoju Exportu SA                                                  574,000            15,012         .19

  Bank Rozwoju Eksportu SA                                                 6,089,757          7,627          .09

  Zaklady Piwowarskie  w Zywcu SA                                          119,811            9,268          .11
                                                                                              ----------     ----------
                                                                                              31,907         .39
                                                                                              ----------     ----------
PORTUGAL  - 0.54%


  Portugal Telecom ,SA                                                     773,000            20,242

  Portugal Telecom SA (American Depositary Receipts)(1)                    951,500            24,977         .54

  Televisao Independente SA (1)                                            105,500            312            -
                                                                                              ----------     ----------
                                                                                              45,531         .54
                                                                                              ----------     ----------

RUSSIA AND FORMER REPUBLICS OF THE SOVIET UNION - 3.13%

  Abacan Resource Corp. (1)                                                C$3,000,000        12,534

  Abacan Resource Corp. (1)                                                2,803,000          11,694         .29

  Ao Torgovy Dom G (Russian Depoitary Trust Certificate)  (1)              265                4,836          .06

  Chernogorneft (Russian Depositary Trust Certificate)  (1)                105                10,101

  Chernogorneft (American Depositary Receipts)                             1,130,000          11,018         .25

  Gez Investment Holding Ltd.,Class A
   (aquired 9/11/95,Cost: $230,000)(1)(2)                                  2,870              230

  Gez Investment Holding Ltd.,Class B
   (aquired 9/11/95,Cost: $12,623,000)(1)(2)                               157,793            12,623         .15

  JKX Oil & Gas PLC  (1)                                                   6,138,140          17,016         .20

  Kamaz  (1)                                                               1,950,000          3,608          .04

  LUKoil Holding (Russian Depositary Trust Certificate)  (1)               60                 3,000

  LUKoil Holding   (American Depositary Receipts)                          1,895,000          81,011         .99

  Moscow City Telephone Network (MGTS)
   (Russian Depositary Trust Certificate)  (1)                             909                14,203         .17

  Mosenergo Power Generation and Electrification
   (Russian Depositary Trust Certificate)  (1)                             1,900              16,910

  Mosenergo Power Generation and Electrification
   (American Depositary Shares)                                            1,247,800          35,562         .62

  New Century Capital Partners,L.P.
   (acquired 12/7/95,cost: $18,198,000)(1)(2)(3)                           18,193,350         18,193         .22

  Russian Telecommunications Development Corp.
   (acquired 12/22/93, cost: $3,800,000) (1) (2)                           380,000            3,800

  Russian Telecommunications Development Corp.,
   nonvoting ordinary (acquired 12/22/93, cost:$6,200,000)(1)(2)           620,000            6,200          .12

  Star Mining Corp. NL  (1)                                                19,740,000         2,095          .02
                                                                                              ----------     ----------
                                                                                              264,634        3.13
                                                                                              ----------     ----------

SOUTH AFRICA  - 3.14%

  AECI Ltd.                                                                482,700            2,622          .03

  Bidvest Group Ltd.                                                       1,252,280          7,497          .09

  Gold Fields of South Africa Ltd.                                         200,000            6,056          .07

  International  Pepsi-Cola Bottling Investments
     (aquired 12/18/95,cost:$10,000,000)(1)(2)(3)                          100,000            10,000         .12

  Iscor Ltd.                                                               32,527,787         25,490         .30

  Malbak Ltd.                                                              6,329,400          31,457         .37

  Metro Cash & Carry                                                       7,320,800          28,346         .34

  MIH Holdings  (1)                                                        1,277,600          7,265          .08

  Nedcor Ltd.                                                              83,700             1,267

  Nedcor Ltd.,
  (Global Depositary Receipts)                                             1,245,931          18,377

  Nedcor Ltd.,  warrants, expire September 30, 1997 (1)                    306,934            1,074          .25

  Rembrandt Group Ltd.                                                     1,583,000          14,893         .18

  Sage Group Ltd.                                                          1,570,000          7,549          .09

  Sasol Ltd.                                                               8,090,861          87,903         1.04

  South Africa Capital Growth Fund, LP,Class A
      (acquired 8/25/95,cost:$1,900,000)(1)(2)(3)                          1,900              1,900

  South Africa Capital Growth Fund, LP, Class D
      (acquired 8/25/95,cost:$13,650,000)(1)(2)(3)                         13,650             13,650         .18
                                                                                              ----------     ----------
                                                                                              265,346        3.14
                                                                                              ----------     ----------

SOUTH KOREA  - 5.77%

  Cheil Foods & Chemicals, Inc., ordinary                                  1,410              92             -

  Cheil Foods & Chemicals, Inc., 3.00% convertible
      Eurobonds December 31, 2006                                          $2,365,000         2,909          .04

  Daegu Bank Ltd.                                                          275,000            4,100          .05

  Daehan Asia Trust (International Depositary Receipts)  (1)               2,820              3,280          .04

  Daehan Korea Trust (International Depositary Receipts)                   500                413            -

  Daewoo Corp.                                                             257,738            2,501          .03

  Daewood Securities Co., Ltd., nonvoting preferred                        421,270            6,181

  Daewood Securities Co., Ltd.,ordinary  (1)                               1,394,012          33,137         .47

  Haitai Stores Co., Ltd.                                                  16,747             134            -

  Hanil Bank                                                               4,052,280          45,679         .54

  Hyundai Motor Co.                                                        11,400             508

  Hyundai Motor Co., nonvoting preferred
  (Global Depositary Receipts)                                             1,169,800          14,774         .17

  Korea Asia Fund Ltd.
  (International Depositary Receipts) (1)                                  300                3,488          .04

  Korea Electric Power Corp.                                               2,670,290          107,865

  Korea Electric Power Corp.

  (American Depositary Receipts)                                           225,000            5,456          1.34

  Korea First Bank  (1)                                                    2,047,350          17,846         .21

  Korea Industrial Leasing Co., Ltd.                                       241,000            4,101          .05

  Korea Long Term Credit Bank                                              349,841            9,512          .11

  Korea Mobile Telecommunications Corp.                                    23,480             28,535

  Korea Mobile Telecommunications Corp.
         (American Depositary Receipts)  (1)                               135,900            2,327          .37

  Korea Pacific Trust (International Depositary Receipts) (1)              3,000              3,789          .04

  Korea Zinc Co.                                                           215,000            4,931          .06

  Kyongnam Bank                                                            733,607            9,498          .11

  LG Chemical Ltd., preferred                                              330,000            2,604          .03

  LG Electronics Inc.                                                      34,244             752

  LG Electronics Inc., nonvoting preferred                                 542,500            7,567

  LG Electronics Inc., nonvoting preferred

  (Global Depositary Receipts)                                             731,600            5,487

  LG Electronics Inc.
  (Global Depositary Receipts) (1)                                         15,446             152            .17

  LG Securities Co. Ltd.  (1)                                              1,185,948          21,350

  LG Securities Co. Ltd., preferred  (1)                                   590,460            5,817          .32

  Pacific Chemical Industrial Co. Ltd.                                     165,440            3,121          .04

  Pohang Iron & Steel Co., Ltd.                                            400,650            32,186

  Pohang Iron & Steel Co., Ltd.
   (American Depositary Receipts)                                          201,000            4,899          .44

  Samsung Electronics Co., Ltd.                                            295,065            24,777

  Samsung Electronics Co., Ltd., nonvoting preferred                       87,710             3,725

  Samsung Electronics Co., Ltd., nonvoting preferred, new 3/96             26,433             1,044
   (1)

  Samsung Electronics Co., Ltd., ordinary, new 3/96                        84,736             6,739

  Samsung Electronics Co., Ltd., nonvoting preferred
   (Global Depositary Shares)                                              335,237            8,046

  Samsung Electronics Co., Ltd., nonvoting preferred, new 3/96
   (Global Depositary Shares)                                              101,033            1,818

  Samsung Electronics Co., Ltd., ordinary
   (Global Depositary Shares)                                              70,821             3,630

  Samsung Electronics Co., Ltd., ordinary, new 3/96
   (Global Depositary Shares)                                              18,610             726            .59

  Seoul Asia Index Trust (International Depositary Receipts)               80                 880            .01

  Shinhan Bank                                                             502,780            11,469         .14

  Ssangyong Investments & Securities Co., Ltd.  (1)                        52,140             939

  Ssangyong Investments & Securities Co., Ltd., nonvoting                  61,090             566            .02
    preferred  (1)

  SsangYong Oil Refining Co. Ltd.                                          298,000            6,908          .08

  Yukong Ltd.                                                              630,861            18,514

  Yukong Ltd., nonvoting preferred,
  (Global Depositary Receipts)                                             230,000            1,932

  Yukong Ltd., ordinary
  (Global Depositary Receipts)                                             27,558             364

  Yukong Chf, warrants, expire June 18, 1999  (1)                          10,000             936            .26
                                                                                              ----------     ----------
                                                                                              488,004        5.77
                                                                                              ----------     ----------
SRI LANKA  - 0.11%

  Asian Hotel Corp.   (1)                                                  12,215,000         1,763          .02

  Development Finance Corp. of Ceylon                                      1,258,310          6,833          .08

  National Development Bank of Sri Lanka                                   96,200             338            .01
                                                                                              ----------     ----------
                                                                                              8,934          .11
                                                                                              ----------     ----------
TAIWAN  - 2.84%

  Acer Inc. (1)                                                            8,442,000          12,589

  Acer Inc.(Global Depositary Receipts)  (1)                               999,600            7,597

  Acer Inc., 4.00% convertible Eurobonds June 10, 2001                     $2,380,000         6,057          .31

  Advance Semiconductor Engineering, Inc.  (1)                             7,401,600          12,222

  Advance Semiconductor Engineering,  Inc.
  (Global Depositary Receipts)(1)                                          1,824,100          15,733         .32

  Asia Corporate Partners Fund, Class B
    (acquired 03/12/96; cost:$15,555,000) (1)(2)(3)                        31,110             15,555         .18

  Chia Hsin Cement Corp.
    (Global Depositary Receipts)   (1)                                     645,700            6,247          .07

  China Steel Corp.                                                        13,700,000         14,350

  China Steel Corp. (American Depositary Receipts)
    (acquired 05/21/92; cost:$6,354,000) (2)                               407,000            10,379

  China Steel Corp .
    (Global Depositary Shares)                                             586,000            14,943         .48

  Hocheng Corp. (Global Depositary Receipts)                               112,361            1,390          .02

  R.O.C. Taiwan Fund    (1)                                                26,000             296            -

  Seres Capital (Cayman Islands) (acquired 03/12/96;                       1.66               25
    cost:$25,000)  (1) (2)

  Seres Capital (Cayman Islands) nonvoting
    (acquired 03/12/96; cost:$125,000)  (1) (2)                            8.34               125            .01

  Siliconware Precision Industries Co.,Ltd.(1)                             3,364,800          4,907

  Siliconware Precision Industries Co.,Ltd
  (Global Depositary Receipts)(1)                                          526,996            4,150          .11

  Sin-Yih Ceramics Co. Ltd.  (1)                                           1,500,000          2,433          .03

  Taiwan American Fund, nonvoting preferred (1)                            600,000            6,822          .08

  Taiwan Opportunities Fund Ltd., Series C (1)                             251,492            2,294          .03

  Taiwan Semiconductor Manufacturing Co. Ltd.(1)                           40,610,800         84,929         1.00

  Ton Yi Industrial Corp.(1)                                               6,177,640          9,864          .11

  U-Ming Marine Transport Corp.                                            1,687,750          1,670          .02

  Yangming Marine Transport Corp.                                          3,900,000          5,759          .07
                                                                                              ----------     ----------
                                                                                              240,336        2.84
                                                                                              ----------     ----------

THAILAND  - 3.67%

  Alphatec Electronics Public Co. Ltd.                                     791,000            9,412          .11

  Ayudhya Jardine CMG Life Assurance                                       84,547             383            -

  Bangkok Bank Public Co. Ltd.                                             5,877,340          79,658

  Bangkok Bank Public Co.Ltd., 3.25% convertible bond
     March 3, 2004 (acquired 8/4/94, cost: $966,000) (2)                   $1,000,000         1,137

  Bangkok Bank Public Co. Ltd., 3.25% convertible
     Eurobond March 3, 2004                                                $3,630,000         4,127          1.00

  Bangkok Metropolitan Bank Public Co. Ltd.                                768,181            567            .01

  Bank of Ayudhya Co. Ltd.                                                 4,224,240          23,301         .28

  Charoen Pokphand Feedmill Public Co. Ltd.                                1,575,600          9,001          .11

  Dusit Thani Public Corp. Ltd.                                            990,000            1,472          .02

  Electricity Generating Authority of Thailand                             10,375,217         36,177

  Electricity Generating Authority of Thailand,
    local registered (1)                                                   22,530             75             .43

  Industrial Finance Corp. of Thailand                                     4,138,500          18,588         .22

  MBK Properties & Development Co. Ltd.                                    4,000,000          4,689          .06

  Nakhornthai Integrated Steels Co., Ltd.                                  11,213,400         6,185          .07

  Post Publishing Public Co. Ltd.                                          505,000            1,870

  Post Publishing Public Co.Ltd.,nonrenouncable rights, expire             2,020,000          6,685          .10
    July 5, 1996(1)

  Serm Suk PLC                                                             210,166            6,459

  Serm Suk PLC, local registered                                           64,960             1,505          .09

  Siam City Bank Public Co. Ltd.                                           3,363,710          3,611          .04

  Siam Commercial Bank Public Co.Ltd.                                      1,340,200          19,432         .23

  Swedish Motors Corp. Public Co. Ltd.                                     1,608,100          5,702          .07

  Thai Farmers Bank Public Co. Ltd.                                        3,691,600          40,434         .48

  Thai Glass Industries Ltd.                                               1,272,200          6,266          .07

  Thai Military Bank Public Co., Ltd.                                      4,243,684          16,720         .20

  Wattachak Public Co. Ltd.,
    3.50% convertible bond December 6, 2003                                $6,400,000         6,384          .08
                                                                                              ----------     ----------
                                                                                              309,840        3.67
                                                                                              ----------     ----------
TURKEY  - 1.60%

  Adana Cimento Sanayii TAS, Class A                                       63,984,854         3,892

  Adana Cimento Sanayii TAS, Class C                                       25,469,510         341            .05

  Ege Biracilik ve Malt Sanayii AS                                         27,959,940         12,757         .15

  Koc Holding AS, ordinary                                                 69,121,018         16,820         .20

  Migros Turk                                                              13,529,350         11,852         .14

  Netas Northern Electric Telekomunikasyon AS                              32,441,400         7,697          .09

  Petrol Ofisi                                                             48,255,100         13,210         .16

  Turkiye Garanti Bankasi AS                                               59,173,278         4,032

  Turkiye Garanti Bankasi AS (American Depositary Receipts)
    acquired  10/29/93; cost: $ 253,000) (1)  (2)                          143,136            930            .06

  Turkiye Sise ve Cam Fabrikalari AS                                       322,957,548        25,541         .30

  Yapi ve Kredi Bankasi AS                                                 1,350,954,270      38,216         .45
                                                                                              ----------     ----------
                                                                                              135,288        1.60
                                                                                              ----------     ----------

UNITED STATES  - 0.03%                                                                        ----------     ----------

  Freeport-McMoRan Copper & Gold Inc., Class A                             90,000             2,689          .03
                                                                                              ---------      --------

VENEZUELA  - 0.13%

  Compania de Inmuebles Y Valores Caracas (1)                              93,149,270         -              -

  Fabrica Nacional de Cementos SACA                                        18,529,854         3,755          .04

  Mavesa SA (American Depositary Receipts)
    (acquired 10/7/93, cost:$4,385,000) (2)                                867,661            3,254          .04

  Venezolana de Cementos, SACA I                                           1,773,519          3,388

  Venezolana de Cementos, SACA II                                          494,286            845            .05
                                                                                              ----------     ----------
                                                                                              11,242         .13
                                                                                              ----------     ----------

VIETNAM - 0.07%

  Vietnam Frontier Fund
   (acquired 7/21/94, cost: $3,000,000) (1) (2)                            291,300            3,000          .03

  Vietnam Investment Fund, preferred, units
   (acquired 8/4/94, cost: $3,206,000) (1) (2) (3)                         30                 3,206

  Vietnam Investment Fund, ordinary, units
   (acquired 8/4/94, cost: less than $1,000) (1) (2) (3)                   6                  -              .04
                                                                                              ----------     ----------
                                                                                              6,206          .07
                                                                                              ----------     ----------


MULTI NATIONAL  - 1.54%

  Armada Gold Corp., Class A                                               2,600,000          4,002          .05

  Emerging Markets Gold Fund, preferred
    (acquired 1/28/94; cost: $7,876,000) (1)(2)(3)                         79,560             7,876

  Emerging Markets Gold Fund, ordinary
    (acquired 1/28/94; cost: $7,876,000) (1)(2)(3)                         76,500             799            .11

  Golden Shamrock Mines Ltd.  (1)                                          15,550,000         13,937         .16

  New Asia East Investment Fund, Class A,                                  293,600            2,934
    (acquired 5/23/96, cost $2,936,000)(1)(2)(3)

  New Asia East Investment Fund, Class B, non-voting                       4,006,400          40,046         .51
    (acquired 5/23/96, cost $40,064,000)(1)(2)(3)

  New Europe East Investment Fund, Class B
    (acquired 6/4/93, cost $54,500,000)(1)(2)(3)                           436                56,668         .67

  Sutton Resources Ltd., Special Warrants,
    expire July 31, 1996 (1)                                               310,000            3,488          .04
                                                                                              ---------      -------
                                                                                              129,750        1.54


MISCELLANEOUS  - 0.79%                                                                        ----------     ----------

  Equity-type securities in initial period of acquisition(5)                                  66,432         .79
                                                                                              ----------     ----------


TOTAL EQUITY-TYPE SECURITIES (cost: $5,560,824,000)                                           ----------     ----------
                                                                                              7,166,883      84.81
                                                                                              ----------     ----------



                                                                           PRINCIPAL          MARKET         PERCENT
                                                                           AMOUNT             VALUE          OF NET
                                                                           (000)              (000)          ASSETS
BOND & NOTES                                                               --------------     ----------     ---------

ARGENTINA  - 0.60%

  Republic of Argentina
   9.25% February 23, 2001                                                 $6,000             5,775          .07

  Republic of Argentina Bocon PIK
     4.805% April 1, 2001(4)                                               ARP2,000           1,423          .02

  Republic of Argentina Bearer Bond Series L 6.3125%
     March 31, 2005(4)                                                     $28,463            22,272         .26

  Republic of Argentina Eurobond Series L
    5.25% March 31, 2023  (4)                                              26,750             14,713         .18

  Telecom Argentina
    12.00% November 15, 2002                                               5,750              6,167          .07
                                                                                              ----------     ----------
                                                                                              50,350         .60
                                                                                              ----------     ----------

BRAZIL - 0.86%

  Abril SA 12.00% October 25, 2003                                         250                257            -

  Federal Republic of Brazil Capitalization Bond PIK
   8.00% April 15, 2014                                                    23,002             14,232         .17

  Federal Republic of Brazil Debt Conversion Bond Series LI
    6.5625% April 15, 2012 (4)                                             43,000             29,401         .34

  Federal Republic of Brazil Bond Series Z
   5.00% April 15, 2024 (4)                                                1,250              689            .01

  Federal Republic of Brazil Bearer Bond Series EI-L
   6.50% April 15, 2006 (4)                                                18,000             14,445

  Federal Republic of Brazil Registered Bond Series EI-L
   6.50% April 15, 2006 (4)                                                750                602            .18

  Republic of Minas Gerais Series A
     7.875% February 10, 1999                                              2,500              2,325          .03

  Republic of Minas Gerais Series B
     8.250% February 10, 2000                                              500                455            .01

  Multicanal Particiipacoes S.A. 12.625% June 18, 2004                     10,200             10,557         .12
                                                                                              ----------     ----------
                                                                                              72,963         .86
                                                                                              ----------     ----------
COLOMBIA  - 0.02%

  Communicacion Celular SA
    0%/13.125% November 15, 2003 (1)(5)                                    3,000              1,785          .02
                                                                                              ----------     ----------

ECUADOR  - 0.05%

Republic of Ecuador Discount Bond
      6.0625%  February 28, 2005(4)                                        4,750              2,684          .03

Republic of Ecuador Bearer Past Due Interest Bonds
      6.0625% February 27, 2015(4)                                         2,603              1,171          .02
                                                                                              ----------     ----------
                                                                                              3,855          .05
                                                                                              ----------     ----------




INDIA - 0.01%

  Flex Industries 13.50% December 31, 2004                                  INR 29,929        854            .01
                                                                                              ----------     ----------



MEXICO  - 0.49%

  Banco Nacional de Comercio Exterior International Finance
     7.250%  February 2, 2004                                              $2,250             1,837          .02

  Mc-Cuernavaca Toll Road Trust
     9.250%  July 25, 2001                                                 2,233              1,535          .02

  Tubos de Acero de Mexico,
    13.75% December 8, 1999                                                8,500              9,286          .11

  United Mexican States Discount Bond Series A
     6.39844% December 31, 2019(4)                                         1,250              984            .01

  United Mexican States Discount Bond Series D
     6.45313% December 31, 2019(4)                                         1,000              788            .01

  United Mexican States Government Bond
     10.8047% July 21, 1997(4)                                             10,500             10,946         .13

  United Mexican States Government Bond
     9.75% February 6, 2001(4)                                             16,150             16,089         .19
                                                                                              ----------     ----------
                                                                                              41,465         .49
                                                                                              ----------     ----------


PANAMA  - 0.78%

  Republic of Panama/Agent-Bank of America NTSA
     Loan Participation Agreements
    (Participation-Morgan Guaranty Trust, NA)(4)(6)(7)(8)                  29,346             17,405         .21

  Republic of Panama/Agent-Bank of America NTSA/
     Loan Participation Agreements
    (Participation-Citibank, NA)(4)(6)(7)(8)                               56,643             33,466         .40

  Republic of Panama/Agent-Bank of America NTSA/
     Loan Participation Agreements
    (Participation-Chase Manhattan Bank NA (4)(6)(7)(8)                    6,993              4,020          .04

  Republic of Panama/Agent-Chase Manhattan Bank NA/
    Loan Participation Agreements
    (Participation-Morgan Guaranty Trust, NA)(4)(6)(7)(8)                  6,660              3,947          .04

  Republic of Panama/Agent-First Chicago Ltd./
    Loan Participation Agreements
    (Participation-Morgan Guaranty Trust, NA)(4)(6)(7)(8)                  1,482              873            .01

  Republic of Panama/Agent-Generale Bank NV SA /
    Loan Participation Agreements
    (Participation-Citibank, NA)(4)(6)(7)(8)                               848                502            .01

  Republic of Panama/Agent-Generale Bank NV SA/
    Loan Participation Agreements
    (Participation-Morgan Guaranty Trust, NA)(4)(6)(7)(8)                  3,279              1,960          .02

  Republic of Panama/Agent-Lloyds Bank International Ltd./
  Loan Participation Agreements
    (Participation-Chase Manhattan Bank NA)(4)(6)(7)(8)                    875                503            .01

  Republic of Panama  Interest Reduction Bond
     3.50% due December, 29, 2049 (4)(6)(7)(8)(9)                          5,000              2,775          .03

  Republic of Panama Past Due Interest Bond
     0.00% due December, 29, 2049 (4)(6)(7)(8)(9)                          1,000              614            .01
                                                                                              ----------     ----------
                                                                                              66,065         .78
                                                                                              ----------     ----------

PERU  - 1.06%

  Republic of Peru /Agent-Bankers Trust Company/
     Loan Participation Agreements
     (Participation-Citibank, NA.) (1)(4)(7)(8)                            11,739             5,267          .06

  Republic of Peru /Agent-Chemical Bank/
     Loan Participation Agreements
     (Participation-Citibank, NA)(1)(4)(7)(8)                              3,544              1,610          .02

  Republic of Peru/Agent-Chemical Bank/
     Loan Participation Agreements
     (Participation-Morgan Guaranty Trust, NA) (1)(4)(7)(8)                4,085              1,840          .02

  Republic of Peru/Agent-Citibank, NA/
     Loan Participation Agreements
     (Participation-Salomon Brothers) (1)(4)(7)(8)                         22,129             9,062          .10

  Republic of Peru/Agent-Citibank, NA/
     Loan Participation Agreements
     (Participation-Citibank, NA) (1)(4)(7)(8)                             23,554             10,120         .12

  Republic of Peru/Agent-Citibank, NA/
     Loan Participation Agreements
     (Participation-Morgan Guaranty Trust, NA) (1)(4)(7)(8)                44,026             19,803         .23

  Republic of Peru/Agent-Morgan Guaranty Trust/NA/
     Loan Participation Agreements
     (Participation- Chase Manhattan Bank, NA) (1)(4)(7)(8)                491                230            -

  Republic of Peru/Agent-Morgan Guaranty Trust/NA/
     Loan Participation Agreements
     (Participation-Morgan Guaranty Trust, NA) (1)(4)(7)(8)                32,233             14,720         .18

  Republic of Peru/Agent-Wells Fargo Bank
     Loan Participation Agreements
     (Participation-Citibank, NA) (1)(4)(7)(8)                             21,476             9,729          .12

  Republic of Peru/Agent-Wells Fargo Bank/
     Loan Participation Agreements
     (Participation-Morgan Guaranty Trust, NA) (1)(4)(7)(8)                38,941             17,549         .21
                                                                                              ----------     ----------
                                                                                              89,930         1.06
                                                                                              ----------     ----------


PHILIPPINES  - 0.16%

  Republic of Philippines Front Loaded Interest Reduction Bond
   Series B 5.00% due June 1, 2008                                         12,250             11,025         .13

  Subic Power Corp. 9.50% December 28, 2008                                2,586              2,570          .03
                                                                                              ----------     ----------
                                                                                              13,595         .16
                                                                                              ----------     ----------



POLAND  - 0.15%

   Republic of Poland Past Due Interest Bond (PDI)                                            ----------     ----------
      3.75% due October 27, 2014(4)                                        16,250             12,492         .15
                                                                                              ----------     ----------







RUSSIA AND FORMER REPUBLICS OF THE SOVIET UNION - 0.63%                                       ----------     ----------

  VNESH Loan Participation Agreements
    8.0% December 15, 2020(4)                                              109,250            52,987         .63
                                                                                              ----------     ----------





SOUTH AFRICA  - 0.35%

  Republic of South Africa  13.00%  August 31, 2010                        ZAR110,500         22,562         .27

  Republic of South Africa  11.5%  May 30, 2000                            ZAR31,000          6,604          .08
                                                                                              ----------     ----------
                                                                                              29,166         .35
                                                                                              ----------     ----------



VENEZUELA  - 0.37%                                                                            ----------     ----------

  Republic of Venezuela Debt Conversion Bond (DCB)
    6.625% due December 18, 2007(4)                                        $44,750            31,605         .37
                                                                                              ----------     ----------

MULTI-NATIONAL  - 0.30%

  Global Telesystems Group Loan with Warrants
   10.0%  February 1, 2001                                                 26,673             25,725         .30
                                                                                              ----------     ----------

TOTAL BONDS AND NOTES (cost: $389,103,000)                                                    492,837        5.83
                                                                                              ----------     ----------



SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 5.73%


  Canadian Imperial Holdings, Inc.5.32% due 8/2-8/6/96                     33,400             33,233         .39

  Dailmer-Benz North America Corp. 5.36%-5.40% due 8/9-9/9/96              25,000             24,781         .29

  Ford Credit Europe PLC 5.30% due 7/9/96                                  33,200             33,156         .39

  France Telecom 5.35% due 8/20/96                                         6,000              5,954          .07

  International Lease Finance Corp. 5.30% due 9/4/96                       50,000             49,501         .59

  Mobile Australia Finance Co., Inc. 5.36%-5.38% due 7/19-                 37,411             37,144         .44
    8/23/96

  National Australia Funding (Delaware) Inc., 5.25%-5.35% due              64,800             64,569         .77
    7/2-8/14/96

  Sandoz Corp. 5.28%-5.39% due 7/12-8/15/96                                30,900             30,771         .36

  Siemens Corp. 5.27%-5.37% due 7/8-8/23/96                                18,000             17,876         .21

  SmithKline Beecham PLC 5.27%-5.37% due 7/11-8/22/96                      94,122             93,585         1.11

  Toronto Dominion Holdings Inc., Euronote 5.29% due 7/15/96               50,000             49,890         .59

  Toyota Motor Credit Corp. 5.28%-5.31% due 7/1-8/5/96                     30,200             30,046         .36

  Xerox Corp. 5.36% due 8/21/96                                            14,000             13,890         .16
                                                                                              ----------     ----------
                                                                                              484,396        5.73
                                                                                              ----------     ----------

Federal Agency Discount Notes  - 0.47%

  Federal National Mortgage Note 8/12-8/13/96                              40,100             39,844         .47
                                                                                              ----------     ----------


Certificates of Deposit  - 0.56%

  Barclays Bank YNK 5.34% due 8/26/96                                      47,600             47,591         .56
                                                                                              ----------     ----------


Non-U.S. Government Short-Term Obligations - 2.09%

 Credit Suisse First Boston, Structured Note linked to ruble-

   denominated, Russian government security interest rates due             993                149,170        1.77
    8/28-1/8/97

  Mesbla SA, Series 2, 13.25% convertible bond 11/1/96                     R$35,460           166            -

  Polish Government Treasury Bills due 4/18-7/31/96                        PLZ  81,950        26,774         .32

  Tubos de Acero de Mexico, SA, 7.50% convertible
    Eurobonds June 12, 1997                                                $250               247            -
                                                                                              ----------     ----------
                                                                                              176,357        2.09

Non-U.S. Currency  - 0.83%

  Chilean Peso                                                             CHP6,096,113       14,869         .18

  New Taiwanese Dollar                                                     NT$ 1,512,095      54,995         .65

  Venezuela Bolivar                                                        VEB 2,660          6              -
                                                                                              ----------     ----------
                                                                                              69,870         .83
                                                                                              ----------     ----------



TOTAL SHORT-TERM SECURITIES (cost:$804,943,000)                                               818,058        9.68
                                                                                              ----------     ----------

TOTAL INVESTMENT SECURITIES (cost: $6,754,870,000)                                            8,477,778      100.32

Excess of liabilities over cash and receivables                                               27,118         .32
                                                                                              ----------     ----------
NET ASSETS                                                                                    $8,450,660     100.00
                                                                                              ==========     ==========


  1. Non- income-producing securities.

  2. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 1996, the total  market value and cost of such securities was $465,623,000 and
$469,869,000 respectively, and the market value
represented 5.51% of net assets.  Such securities, excluding convertible bonds and American Depositary Receipts, are valued at fair value.
   3. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.

   4. Coupon rate may change periodically.

   5. Respresents a zero coupon bond which will convert to a coupon-bearing security at a later date.

   6. Subsequent to June 30, 1996, the fund's entire Panama Participation Agreement position was exchanged into Panama Interest
Reduction Bonds 3.5% due July 17, 2014.  At the time of exchange, past due interest was given in the form of cash and Panama Past
Due Interest Bonds 6.75% due July 17, 2016.  Total gain recognized on the exchange was $34,388,000.

   7. Participation interests were acquired through the financial instituition indicated parenthetically.

   8. Security is currently in default.

   9. Represents a when-issued security.


Non-U.S. Currency Symbols:
  ARP - Argentine Peso
  C$ - Canadian Dollar
  CHP - Chilean Peso
  INR - Indian Rupee
  MYR - Malaysian Ringitt
  NT$ - New Taiwanese Dollar
  PLZ - Polish Zloty
  R$ - Brazilian Real
  VEB - Venezuelan Bolivar
  ZAR - South African Rand


See Notes to Financial Statements


EMERGING MARKETS GROWTH FUND

Equity-Type Securities Added to the             Equity-Type Securities Eliminated from
Portfolio Since December 31, 1995               the Portfolio Since December 31, 1995
--------------------------------------------    ---------------------------------------------

AO Torgovy                                      Arcelik
Armada Gold                                     Astra-Compania Argentina de Petroleo
Asia Corporate Partners Fund                    Atlantic Tele-Network
Bajaj Auto                                      Banco de Bogota
Banco Bansud                                    Banco Osorno y La Union
Bank Inicjatyw Gospodarczych                    Banmedica
Banco Itau                                      Buenos Aires Embotelladora
Bank Rozwoju Eksportu                           CBV Industria Mecanica
Bidvest Group                                   Central Costanera
Cementos Lima                                   Central Puerto
Cementos Norte Pacasmayo                        Companhia Siderurgica Nacional
China-Hongkong Photo Products                   Eczacibasi Ilac Sanayi ve Ticaret
Compania Minas Buenaventura                     EID Parry
Commerce Asset-Holding                          Embotelladores del Valle de Anahuac
Communicacion Celular                           Hansol Paper
Daegu Bank                                      Kepphil Shipyard
Disco                                           Nan Ya Plastics
Eastern & Oriental                              NW China Investment
Fortune Cement                                  Polifin
Gold Fields of South Africa                     PT Eka Gunatama Mandiri
Golden Shamrock Mines                           PT Indah Kiat Pulp & Paper
Grupo Financiero Bancomer                       PT Semen Gresik
Guinness Anchor                                 SCF Finance and Securities
Hellenic Telecommunications Organization (OTE)   Seoul Horizon Trust
HI Cement                                       Siam City Credit Finance and Securities
Housing Development Finance                     Taihan Electric Wire
IOI                                             Venezolana de Prerreducidos Caroni
Kamaz                                           Yizheng Chemical Fibre
Korea Industrial Leasing
Korea Zinc
Lojas Arapua
Malaysian Airline System
Metro Cash and Carry
MIH Holdings
Minsur
Morgan Stanley Perqs (Telebras)
Moscow City Telephone Network
Mosenergo-Power Generation and
     Electrification Amalgamation
New Asia East Investment Fund
New Straits Times Press
Osa
Petrol Ofisi
Petzetakis
Pliva
Quilmes Industrial
Rhodia-Ster
Richter Gedeon Vegyeszeti
Sage Group
Seres Capital
Siderca
Souza Cruz
Sutton Resources
Swedish Motors
Telecomunicacoes de Minas Gerais
Thai Glass
Tingyi (Cayman Islands) Holding
Videsh Sanchar Nigam
Want Want Holdings
White Martins
Yang Ming Marine Transport


******

Emerging Markets Growth Fund
Financial Statements

Statement of Assets and Liabilities                  (dollars in thousands)
at June 30, 1996

Assets:
 Investment securities at market                                            $8,477,778
  (cost: $6,754,870) ...............
 Cash ...............................                                       10,376
 Receivables for--
  Sales of investments .............                 $11,437
  Sales of fund's shares                             65,330
  Open forward currency contracts                    294
  Dividends and accrued interest ...                 38,097                 115,158
                                                     --------------         ----------------
                                                                            8,603,312
                                                                            ----------------
Liabilities:
 Non-U.S. taxes payable                                                     9,466
 Payables for--
  Purchases of investments .........                 26,762
  Unfunded capital commitments                       105,756
  Management services ..............                 4,347
  Accrued expenses .................                 6,321                  143,186
                                                     -------------------    ----------------
                                                                            152,652
                                                                            ----------------
Net Assets at June 30, 1996 --
  Equivalent to $57.57 per share on
  146,779,844 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 200,000,000
  shares)............................                                       $8,450,660
                                                                            ================


Statement of Operations                              (dollars in thousands)
for the Year Ended June 30, 1996

Investment Income:
 Income:
  Dividends ........................                 $151,080
  Interest .........................                 72,008                 $223,088
                                                     --------------
 Expenses:
  Management services fee ..........                 44,162
  Custodian fee ....................                 8,840
  Registration statement and prospectus              791
  Taxes other than federal
   income tax .....................                  358
  Auditing and legal fees ..........                 210
  Reports to shareholders ..........                 11
  Postage, stationery and supplies                   1
  Other expenses ...................                 671                    55,044
                                                     -------------          ---------------
 Income before non-U.S. taxes........                                       168,044
 Non-U.S. taxes......................                                       (678)
                                                                            ----------------
 Net investment income ..............                                       167,366
                                                                            ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Realized gain before non-U.S. taxes.....            54,881
 Non-U.S. taxes......................                394
                                                     --------------
  Net realized gain ..................                                      55,275
 Net increase in unrealized appreciation
  on investments.....................
                                                     785,857
 Net unrealized appreciation on open forward
  currency contracts........................
                                                     294
                                                     --------------
  Net unrealized appreciation ......                 786,151
  Non-U.S. taxes..                                   (4,724)                781,427
                                                     --------------         ----------------
 Net realized gain and unrealized                                           836,702
  appreciation on investments .............                                 ----------------
Net Increase in Net Assets Resulting                                        $1,004,068
 from Operations ....................                                       ================


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                  (dollars in thousands)

                                                     Year Ended             Year Ended
                                                     June 30,1996           June 30, 1995
                                                     -----------------      ----------------
Operations:
 Net investment income ..............                $167,366               $85,015
 Net realized gain on investments ...                55,275                 305,354
 Net unrealized appreciation (depreciation)          781,427                (486,957)
  on investments ...................                 ----------------       ----------------
  Net increase (decrease) in net assets              1,004,068              (96,588)
   resulting from operations ......                  ----------------       ----------------
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income ................                 (169,255)              (61,624)
 Distributions from net realized                     ----------------       ----------------
  gain on investments ..............                 (140,664)              (456,090)
                                                     ----------------       ----------------


  Total dividends and                                (309,919)              (517,714)
   distributions ..................                  ----------------       ----------------
Capital Share Transactions:
 Proceeds from shares sold:
  34,530,418 and 26,840,022 shares,
  respectively ......................                1,882,259              1,502,619

 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions of net
  realized gain on investments:
  5,829,211 and 8,593,036 shares,
  respectively ......................                302,442                513,177
                                                     ----------------       ---------------

  Net increase in net assets
   resulting from capital share
   transactions ...................                  2,184,701              2,015,796
                                                     ----------------       ----------------

Total Increase in Net Assets                         2,878,850              1,401,494

Net Assets:
 Beginning of year..................                 5,571,810              4,170,316
                                                     ----------------       ----------------
 End of year (including excess distributions         $8,450,660             $5,571,810
  over net investment income: $3,949                 ================       ===============
  and $2,410, respectively............


EMERGING MARKETS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1.  Emerging Markets Growth Fund, Inc. (the "fund") is registered under the
Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation;
other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market.
Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices.
Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale), or which are not deemed to represent market value, are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank.
The custodian fee of $8,840,000 includes $691,000 that was paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

Dividend income, and interest income, net realized gain and net unrealized gain, of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of June 30, 1996, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated
$1,705,604,000, net of accumulated deferred taxes totaling $8,891,000 on net unrealized appreciation of Chilean and Indian securities, of which $2,207,459,000 related to appreciated securities and $501,855,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended June 30, 1996. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $6,763,283,000 at June 30, 1996.

4. The fee of $44,162,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service
Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; and 0.56% of such assets in excess of $11 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of June 30, 1996, accumulated undistributed net realized gain on investments was $24,303,000 and additional paid-in capital was $6,797,078,000.
The fund made purchases and sales of investment securities, excluding short-term securities, of $3,307,632,000 and $1,059,997,000, respectively, during the year ended June 30, 1996.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended June 30, 1996, such non-U.S. taxes were $24,362,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity-type securities and bonds were $4,144,000 for the year ended June 30, 1996.

On June 21, 1996, the fund acquired all the net assets of New World Investment
Fund ("NWIF") pursuant to a plan of reorganization approved by NWIF's shareholders on June 20, 1996. The acquisition was accomplished by a tax-free exchange of 4,891,619 shares of the fund for 12,205,648 shares of NWIF outstanding on June 21, 1996 and is included in the "Proceeds From Shares Sold" in the Statement of Changes in Net Assets. NWIF's net assets at that date of $278,920,000, which included $77,615,000 of net unrealized appreciation, were combined with those of the fund.

The fund reclassified $350,000 from additional paid-in capital to undistributed net investment income and $223,000 from undistributed net realized gains and $348,000 from undistributed net currency gains, respectively, to additional paid-in capital for the year ended June 30, 1996.

The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund purchased forward currency contracts to hedge the foreign exchange exposure in the Polish Government Treasury Bills held by the fund. The Polish Government has pegged the Zloty to a basket of currencies, and the forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments. At June 30, 1996, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

NON-U.S. CURRENCY
 SALE CONTRACTS


                                       Contract Amount                   U.S. Valuation at 6/30/96
                               ---------------------------------     --------------------------------
                                  Non-U.S.              U.S.             Amount           Unrealized
                               --------------     --------------     --------------      Appreciation
                                                                                        (Depreciation)
                                                                                        --------------

French Francs                   FF6,195,000       $  1,226,000       $  1,207,000       $  19,000
 expiring 7/19-8/20/96

German Deutschemarks           DM12,788,000          8,689,000          8,430,000         259,000
 expiring 7/19-8/20/96

Pound Sterling                   L1,229,000          1,863,000          1,909,000         (46,000)
 expiring 7/19-8/20/96

Swiss Francs                   SFR1,543,000          1,299,000          1,237,000          62,000
 expiring 7/19-8/20/96                                                                  -------------

                                                                                        $ 294,000
                                                                                        =============



PER-SHARE DATA AND RATIOS

                                                                         Year ended June 30
                                                ---------------------------------------------------------------------
                                                1996           1995            1994            1993           1992
                                                --------       --------        --------        -------        -------

Net Asset Value, Beginning of Year              $52.36         $58.75          $44.95          $38.64         $32.73
                                                --------       --------        --------        -------        -------
 Income from Investment
  Operations:
  Net investment income ......                  1.30           .87             .53             .62            .55
  Net realized and unrealized
   gains (losses) on investments
   before non-U.S. taxes .....                  6.49           (.79)           15.29           7.33           8.87
  Non-U.S. taxes ................               (.01)          (.03)           (.39)           .06            (.28 )
                                                --------       --------        --------        -------        -------
   Total income from                            7.78             .05             15.43           8              9
    investment operations.........              --------       --------        --------        .01            .14
                                                                                               -------        -------
 Less Distributions:
  Dividends from net                            (1.30)         (.63)           (.49)           (.56)          (.56)
   investment income .............
  Distributions from net                        (1.27)         (5.81)          (1.14)          (1.14)         (2.67)
   realized gain                                --------       --------        --------        -------        -------
   Total distributions .......                  (2.57)         (6.44)          (1.63)          (1.70)         (3.23)
                                                --------       --------        --------        -------        -------
Net Asset Value, End of Year                    $57.57         $52.36          $58.75          $44.95         $38.64
                                                =======        =======         =======         =======        ========
Total Return  ....................              15.49%         (1.22)%         34.33%          21.55%         29.73%

Ratios/Supplemental Data:

 Net assets, end of year                        $8,451         $5,572          $4,170          $2,574         $1,561
  (in millions)
 Ratio of expenses to average                   .84%           .91%            1.00%           1.01%          1.11%
  net assets
 Ratio of expenses and non-U.S.
  taxes to average net assets ......            .85%           .94%            1.04%           1.07%          1.18%
 Ratio of net income to average                 2.54%          1.70%           .91%            1.82%          1.84%
  net assets ..........
 Portfolio turnover rate ...........            17.78%         23.75%          18.13%          11.97%         16.03%


****
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 1996, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/PRICE WATERHOUSE
Los Angeles, California
August 12, 1996

TAX INFORMATION (UNAUDITED)

The fund makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended June 30, 1996 totals $0.19729 per share.

None of the distributions paid by the fund from investment income earned in the year ended June 30, 1996 qualifies for the corporate dividends-received deduction. None of the dividends paid to shareholders was derived from interest on direct U.S. Treasury obligations.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. for tax return preparation purposes, please refer to the annual information on the taxability of distributions supplied by the fund.

UNAUDITED FINANCIAL STATEMENTS DATED DECEMBER 31, 1996



EMERGING MARKETS GROWTH FUND
Investment Portfolio, December 31, 1996

                                                                                                   (Unaudited)
                                            Equity-Type Securities
                                       ----------------------------------

                                       Common         Preferred       Convertible                  Percent of
INDUSTRY DIVERSIFICATION               Stocks         Stocks          Bonds           Bonds        Net Assets
--------------------------------------------------------------------------------------------------------------

Telecommunications                     10.93%         5.19%             -             0.33%        16.45%
Utilities: Electric & Gas              8.38           2.06            0.03              -          10.47
Banking                                7.71           0.46            0.27              -          8.44
Energy Sources                         5.61           0.76            0.04              -          6.41
Beverages & Tobacco                    5.43           0.76              -               -          6.19
Building Materials & Components        2.45           0.27            0.04              -          2.76
Equity Common Trusts                   2.57           0.14              -               -          2.71
Other Industries                       27.79          2.89            0.62            5.06         36.36
                                       -----          -----           -----           -----        -----
                                       70.87%         12.53%          1.00%           5.39%        89.79%
                                       =====          =====           ====            ====         =====

Short-Term Securities                                                                              10.53

Excess of liabilities over cash and receivables                                                    (0.32)
                                                                                                   ------
Net Assets                                                                                         100.00 %
                                                                                                   =======


*****
TEN LARGEST EQUITY HOLDINGS

                                                                            Percent of Gain/Loss
                                                                            for the Year Ended
                                                           Percent of            12/31/96*
                                                           Net Assets       (in U.S. Dollars)
-----------------------------------------------------------------------------------------------

Telecomunicacoes Brasileiras (Telebras)                    3.67%            +9.87%
Centrais Eletricas Brasileiras (Eletrobras)                3.04             +30.63
Telefonos de Mexico                                        2.91             -1.69
Mahanagar Telephone Nigam                                  1.56             -11.19
Companhia Energetica de Minas Gerais-CEMIG                 1.38             +29.05
Telecomunicacoes de Sao Paulo SA-Telesp                    1.34             +5.91
LUKoil Holding                                             1.33             +9.04
Sasol                                                      1.22             +9.25
Philippine Long Distance Telephone                         1.17             -10.92
San Miguel                                                 1.12             +27.87


* The percent change reflects the increase or decrease in the market price per share of equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

EMERGING MARKETS GROWTH FUND, INC.

Investment Portfolio - December 31, 1996

EQUITY - TYPE SECURITIES                                                   Number of Shares        Market       Percent
(common and preferred stocks                                                 or Principal          Value        of Net
  and convertible debentures)                                                   Amount             (000)        Assets
----------------------------------------------------------------           -----------------     ----------     ----------

ARGENTINA - 4.90%
  Banco Bansud SA, Class B  (1)                                            762,436               $9,136         .10
  Banco de Galicia y Buenos Aires SA, Class B
   (American Depositary Receipts)                                          2,588,318             62,767
  Banco de Galicia y Buenos Aires SA,                                                                           .86
   7.00% convertible bond August 1, 2002                                   12,571,000            14,834
  Banco Frances del Rio de la Plata SA                                     740,600               6,926
  Banco Frances del Rio de la Plata SA                                                              .79
    (American Depositary Receipts)                                         2,342,142             64,409
  BI SA  (acquired 10/21/93, cost: $6,130,000) (2)                         6,130,000             6,130          .07
  Compania Naviera Perez Companc SACFIMFA, Class B                         8,774,348             61,696
  Compania Naviera Perez Companc SACFIMFA, Class B                                                              .69
    (American Depositary Receipts)                                         56,100                789
  Disco SA (American Depositary Receipts)  (1)                             753,000               21,084         .23
  Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000)(1)(2)             29,086,231            29,086         .32
  IRSA Inversiones y Representaciones SA                                   26,900                86
  IRSA Inversiones y Representaciones SA                                                                        .03
    (Global Depositary Receipts)                                           90,849                2,884
  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)
    (acquired 11/24/92, cost:$6,180,000) (2)                               893,187               11,290
  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)                                                                              .30
    (acquired 2/27/92, cost: $23,049,000) (2)                              1,676,260             15,924
  Quilmes Industrial,non-voting, preferred
    (American Depositary Shares)                                           2,150,400             19,622         .22
  Sociedad Comercial del Plata SA (1)                                      3,638,580             9,317          .10
  Telecom Argentina STET-France Telecom SA, Class B                        2,800,000             11,538
  Telecom Argentina STET-France Telecom SA, Class B                                                             .19
    (American Depositary Shares)                                           136,200               5,499
  Telefonica de Argentina SA, Class B                                      4,910,000             12,867
  Telefonica de Argentina SA, Class B                                                                     .80
    (American Depositary Shares)                                           2,287,900             59,199
  YPF SA, Class D (American Depositary Receipts)                           701,800               17,721         .20
                                                                                                 ----------     ----------
                                                                                                 442,804        4.90
                                                                                                 ----------     ----------


BRAZIL - 14.53%
  Aracruz Celulose SA, Class B, preferred nominative
    (American Depositary Receipts)                                         526,200               4,341          .05
  Banco Bradesco SA, preferred nominative                                  3,497,345,005         25,349         .28
  Banco Itau SA, preferred nominative                                      34,758,700            15,056         .17
  Banco Nacional SA, preferred nominative (1)                              215,940,814           -
  Banco Nacional SA, ordinary nominative  (1)                              2,500,000             -              -
  Brasmotor SA, preferred nominative                                       141,951,974           39,420         .44
  Centrais Eletricas Brasileiras SA - ELETROBRAS, preferred nominative
  (American Depositary Receipts)                                           7,702,263             142,492
  Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative      16,480,000            5,901
  Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative
  (American Depositary Receipts)                                           7,117,971             126,344        3.04
  CESP-Companhia Energetica de Sao Paulo,
     preferred nominative (1)                                              154,300,000           6,017
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts) (1)                      3,891,976             44,271
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts)                                                               .77
     (acquired 8/30/94, cost: $2,853,000) (1)(2)                           167,104               1,901
  CESP-Companhia Energetica de Sao Paulo, ordinary
     nominative (1)                                                        400,767,854           17,436
  COFAP-Companhia Fabricadora de Pecas,
     preferred nominative  (1)                                             285,116               2,196          .03
  Companhia Cervejaria Brahma, preferred nominative                        89,222,437            48,781
                                                                                                                .54
  Companhia Cervejaria Brahma, ordinary nominative                         224,483               130
  Companhia Cimento Portland Itau, preferred nominative                    70,447,100            24,748         .27
  Companhia de Tecidos Norte de Minas-COTEMINAS,
  preferred nominative                                                     52,098,500            16,629         .18
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)                   3,299,629             111,775
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)                                                        1.38
     (acquired 9/22/94, cost: $9,501,000) (2)                              373,906               12,666
  Companhia Siderurgica Belgo-Mineira, preferred nominative                13,001,892            839
                                                                                                                .01
  Companhia Siderurgica Belgo-Mineira, ordinary nominative                 2,086,180             135
  Companhia Suzano de Papel e Celulose, Class B,
    preferred nominative(American Depositary Receipts)                     246,633               1,850          .02
  Companhia Vale do Rio Doce, preferred nominative
  (American Depositary Receipts)                                           911,734               17,551         .19
  Companhia Vidraria Santa Marina, ordinary nominative                     2,133,072             6,673          .07
  Consorcio Real Brasileiro de Administracao SA, Class F,
    preferred nominative                                                   679,000               1,320          .02
  Copel, ordinary nominative (1)                                           154,286,000           1,634          .02
  Dixie Toga, preferred nominative                                         1,710,000             1,300          .01
  Eletropaulo-Eletricidade de Sao Paulo SA,
     preferred nominative, Class B  (1)                                    59,318,000            8,764          .10
  GP Capital Partners, LP
    (acquired 1/28/94, cost: $25,777,000)  (1)(2)(3)                       27,000                33,889         .38
  Industrias Klabin de Papel e Celulose SA,
    preferred nominative (American Depositary Receipts)                    315,842               2,882          .03
  Iochpe-Maxion SA,  (American Depositary Receipts)                        163,004               204            -
  Lojas Americanas SA, preferred nominative                                279,219,055           3,682
  Lojas Americanas SA, ordinary nominative                                 53,594,800            709            .05
  Lojas Arapua, preferred nominative
    (Global Depositary Receipts)                                           104,000               1,924          .02
  Mesbla SA, preferred nominative  (1)                                     111,674,640           537            .01
  Metal Leve SAIC, preferred nominative (1)                                157,884,489           1,094          .01
  Multicanal Participacoes SA, preferred nominative
    (American Depositary Shares)  (1)                                      930,000               11,916         .13
  OSA SA-Organizacao, Sistemas e Aplicacoes,
     preferred nominative                                                  90,000,000            562            .01
  Petroleo Brasileiro SA-PETROBRAS, preferred nominative                   428,960,000           68,335         .76
  Refrigeracao Parana SA, preferred nominative
     (American Depositary Receipts)                                        410,000               4,561          .05
  Rhodia-Ster SA (Global Depositary Receipts)                              113,100               297            -
  SA White Martins, ordinary nominative (1)                                13,283,749,000        19,180         .21
  Sadia Concordia SAIC, preferred nominative                               1,163,000             896            .01
  Souza Cruz SA, ordinary nominative                                       1,279,000             8,396          .09
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative                                                   59,500,000            4,582
  Telecomunicacoes Brasileiras SA (Telebras), preferred
   nominative (American Depositary Receipts)                               4,282,846             327,638
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative,blocked  (1)                                      552,090               21             3.67
  Telecomunicacoes de Minas Gerais SA,
    ordinary nominative                                                    64,122                8              -
  Telecomunicacoes de Sao Paulo SA-Telesp,
    preferred nominative                                                   418,210,091           90,574
  Telecomunicacoes de Sao Paulo SA-Telesp,                                                                1.34
    ordinary nominative (1)                                                140,648,944           30,408
  Usinas Siderurgicas de Minas Gerais SA, preferred
    nominative(American Depositary Receipts) (acquired
    9/1/93; cost: $9,774,000) (2)                                          1,550,305             15,697         .17

                                                                                                 ----------     ----------
                                                                                                 1,313,511      14.53
                                                                                                 ----------     ----------

CHILE - 1.82%
  CAP SA                                                                   1,347,599             2,637          .03
  Chilgener SA  (American Depositary Receipts)                             1,160,357             24,223         .27
  Compania de Telecomunicaciones de Chile SA
    (American Depositary Receipts)                                         348,700               35,262         .39
  CTI Compania Tecno Industrial SA                                         89,965,285            2,037          .02
  Empresa Nacional de Electricidad SA
    (American Depositary Receipts)                                         1,458,009             22,599         .25
  Enersis SA (American Depositary Receipts)                                2,449,482             67,973         .75
  Forestal Terranova SA                                                    550,000               558            .01
  Invercap SA                                                              1,100,000             739            .01
  Sociedad Quimica y Minera de Chile SA, Class A                           1,277,900             5,936
  Sociedad Quimica y Minera de Chile SA, Class B                                                                .09
   (American Depositary Receipts) (1)                                      55,000                2,977
                                                                                                 ----------     ----------
                                                                                                 164,941        1.82
                                                                                                 ----------     ----------
CHINA  - 1.38%
  China North Industries Investment Ltd.
  (acquired 9/30/94, cost: $5,727,000) (2)                                 5,500,000             2,310          .03
  China Yuchai International Ltd.                                          1,015,500             4,824          .05
  Guang Dong Electric Power Development Co. Ltd., Class B                  4,084,675             3,612          .04
  Harbin Power Equipment Co. Ltd., Class H                                 41,433,000            6,750
  Harbin Power Equipment Co. Ltd., Class H
  (American Depositary Receipts)                                                                                .09
  (acquired 11/30/94, cost: $3,336,000)  (2)                               99,000                1,613
  Huaneng Power International, Inc., Class N
  (American Depositary Receipts) (1)                                       1,393,100             31,345         .35
  Shanghai Diesel Engine Co. Ltd., Class B   (1)                           6,085,200             2,884          .03
  Shanghai Petrochemical Co. Ltd., Class H                                 95,766,600            29,099
  Shanghai Petrochemical Co. Ltd., Class H                                                                      .32
  (American Depositary Receipts)                                           7,000                 206
  Tingyi (Cayman Islands) Holding Corp. (1)                                67,261,500            17,611         .19
  Yizheng Chem Fibre Class H                                               61,366,000            14,917         .17
  Zhenhai Refining & Chemical Co. Ltd.,  Class H (1)                       25,710,000            9,474
  Zhenhai Refining & Chemical Co. Ltd., Class H                                                                 .11
    3.0% converible bonds December 19, 2003 (1)                            250,000               264
                                                                                                 ----------     ----------
                                                                                                 124,909        1.38
                                                                                                 ----------     ----------


COLOMBIA - 0.24%
  Banco de Colombia SA                                                     52,308,556            21,576         .24
  Comunicacion Celular SA, Class B, warrants, expire
    November 15, 2003 (acquired 12/14/95; cost $22,000)(1)(2)              3,000                 23             -
                                                                                                 ----------     ----------
                                                                                                 21,599         .24
                                                                                                 ----------     ----------

REPUBLIC OF CROATIA - 0.59%
  Pliva (Global Depositary Receipts)                                       1,000,555             53,029         .59
                                                                                                 ----------     ----------
                                                                                                 53,029         .59
                                                                                                 ----------     ----------

CZECH REPUBLIC - 0.34%                                                                           ----------     ----------
  SPT Telecom   (1)                                                        248,400               30,963         .34
                                                                                                 ----------     ----------

ECUADOR - 0.19%
  La Cemento Nacional CA (Global Depositary Receipts)                      76,330                17,174         .19
                                                                                                 ----------     ----------

GHANA - 0.38%
  Ashanti Goldfields Co. Ltd. (1)                                          691,111               8,553
  Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)                 946,500               11,713
  Ashanti Goldfields Co. Ltd.,                                                                                  .38
   5.50% exchangable note March 15, 2003                                   $15,970,000           13,654
                                                                                                 ----------     ----------
                                                                                                 33,920         .38
                                                                                                 ----------     ----------

GREECE - 1.02%
  Aluminum de Grece SAIC                                                   305,840               11,410         .13
  Hellenic Bottling Co. SA                                                 1,557,645             49,960
                                                                                                                .62
  Hellenic Telecommunications Organization (OTE)                           363,000               6,208
  Intracom SA, preferred                                                   9,100                 139
                                                                                                                .09
  Intracom SA, ordinary                                                    357,510               8,051
  Katselis Sons SA, ordinary                                               45,000                244            -
  Michaniki SA, preferred                                                  252,540               1,675
                                                                                                                .08
  Michaniki SA, ordinary                                                   652,220               5,055
  Titan Cement Co. SA, ordinary                                            171,522               9,336          .10
                                                                                                 ----------     ----------
                                                                                                 92,078         1.02
                                                                                                 ----------     ----------

HONG KONG - 0.65%
  China-Hongkong Photo Products Holdings Ltd.                              11,996,000            4,033          .04
  Consolidated Electric Power Asia Ltd.                                    7,846,800             18,415
  Consolidated Electric Power Asia Ltd.(American Depositary                                                     .22
    Shares) (acquired 11/29/93, cost: $868,000) (2)                        53,600                1,258
  New World Infrastructure Ltd. (1)                                        11,468,497            33,513         .37
  Siu-Fung Ceramics Holdings Ltd.                                          7,869,409             435
  Siu-Fung Ceramics Holdings Ltd., rights, expire                                                               .01
    December 2, 1996 (1)                                                   3,147,763             -
  Tian An China Investments Co. Ltd.                                       6,637,500             952            .01
                                                                                                 ----------     ----------
                                                                                                 58,606         .65
                                                                                                 ----------     ----------

HUNGARY - 0.35%
  Gedeon Richter Ltd.                                                      428,000               25,028         .27
  Graboplast Textiles Muborgyarto Rt.                                      15,200                515            .01
  MOL Magyar Olaj-es Gazipari Rt.
  (Global Depositary Receipts)
  (acquired 11/22/95; cost: $4,618,000) (2)                                570,100               6,556          .07
                                                                                                 ----------     ----------
                                                                                                 32,099         .35
                                                                                                 ----------     ----------

INDIA - 6.55%
  Asian Paints (India) Ltd.                                                564,600               4,548          .05
  Bajaj Auto Ltd.                                                          1,614,700             40,424
  Bajaj Auto Ltd.
    (Global Depositary Receipts)                                           36,600                1,244          .46
  Bharat Forge Corp. Ltd.                                                  3,250                 8              -
  Bharat Petroleum Corp. Ltd.                                              2,435,200             19,584         .22
  Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                             90,000                270            -
  East India Hotels Ltd.                                                   997,165.50            11,492         .13
  Essar Steel Ltd. (Formerly Essar Gujarat Ltd.)                           3,367,000             1,912          .02
  Flex Industries Ltd.                                                     393,800               881
                                                                                                                .01
  Flex Industries Ltd., units (equivalent to 1 shares + 1/2                157,520               353
     warrant)
  Grasim Industries Ltd.                                                   545,300               6,345
  Grasim Industries Ltd.                                                                                        .27
    (Global Depositary Receipts)                                           1,160,965             17,705
  Hindalco Industries Ltd.                                                 1,668,875             30,581
                                                                                                                .57
  Hindalco Industries Ltd. (Global Depositary Receipts)                    869,280               21,406
  Hindustan Lever Ltd.                                                     514,500               11,369         .13
  Housing Development Finance Corp. Ltd.                                   272,800               16,879         .19
  India Fund, Class B                                                      1,949,968             2,809          .03
  Indian Aluminum Co., Ltd.                                                1,288,600             5,560
                                                                                                                .13
  Indian Aluminum Co., Ltd. (Global Depositary Receipts)                   1,308,771             6,610
  Indian Rayon and Industries Ltd.                                         1,019,800             8,472
  Indian Rayon and Industries, Ltd.                                                                             .13
  (Global Depositary Receipts)                                             398,000               3,383
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.                           2,155,200             1,993
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                                                .04
    (Global Depositary Receipts)                                           1,770,900             1,594
  I.T.C. Ltd.                                                              3,586,600             33,162         .37
  Madras Cements  Ltd.                                                     22,000                4,923          .05
  Mahanagar Telephone Nigam Ltd.                                           21,971,000            141,352        1.56
  Mahindra & Mahindra Ltd.                                                 2,481,516             22,216
  Mahindra & Mahindra Ltd.
    (Global Depositary Receipts)                                           958,333               11,261
  Mahindra & Mahindra Ltd.,5.0% convertible bond July 9, 2001                                                   .44
    (acquired 7/3/96; cost: $5,952,000)(2)                                 $5,954,000            6,174
  Master Gain Scheme  (1)                                                  870,500               230            -
  Max India Ltd.                                                           453,046               2,785
  Max India Ltd., 12.50% nonconvertible debenture Part B,
    January 4, 1998  (1)                                                   INR82,372             576
                                                                                                                .04
  Max India Ltd., 0.00% fully convertible debenture Part B,                INR41,186             317
    January 1997
  Max India Ltd., warrants, expire January 1998                            82,372                -
  Motor Industries Co. Ltd.                                                187,355               29,872         .33
  Nicholas Piramal India Ltd.                                              325,000               1,455          .02
  Nippon Denro Ispat Ltd.,  3.00% convertible Eurobonds
    April 1, 2002                                                          $1,750,000            919
  Nippon Denro Ispat Ltd., 3.00% convertible bond                                                               .05
    April 1, 2001,(acquired 3/1/94, cost: $6,779,000) (2)                  $7,000,000            3,675
  Ranbaxy Laboratories Ltd.                                                1,216,150             19,901
  Ranbaxy Laboratories Ltd.                                                                                     .39
    (Global Depositary Receipts)                                           874,525               14,867
  Raymond Woollen Mills Ltd.                                               931,800               2,971
  Raymond Woollen Mills Ltd.                                                                                    .10
    (Global Depositary Receipts)                                           1,083,000             6,228
  SCICI Ltd.                                                               7,941,900             5,665
  SCICI Ltd., 3.50% convertible Eurobonds                                                                       .11
    April 1, 2004                                                          $3,620,000            3,760
  Sundaram Finance Ltd.                                                    153,000               1,241          .01
  Tata Engineering and Locomotive Co. Ltd.                                 1,004,400             9,552
  Tata Engineering and Locomotive Co. Ltd.                                                                      .51
    (Global Depositary Receipts)                                           3,415,261             36,287
  United Phospherous Ltd.                                                  1,227,800             6,275
  United Phospherous Ltd.                                                                                       .09
    (Global Depositary Receipts)                                           443,264               2,216
  Videocon International Ltd.                                              20,100                21
  Videocon International Ltd.
    (Global Depositary Receipts)                                           62,200                67             -
  Videsh Sanchar Nigam Ltd.                                                250,000               6,643          .07
  Zee Telefilms Ltd.                                                       934,200               2,247          .03
                                                                                                 ----------     ----------
                                                                                                 592,280        6.55
                                                                                                 ----------     ----------

INDONESIA - 4.15%
  Asia Pacific Resources International Holdings Ltd. (1)                   1,217,000             6,846          .08
  PT Bank Internasional Indonesia                                          6,138,880             6,045          .07
  PT Gudang Garam                                                          1,470,000             6,351          .07
  PT Hanjaya Mandala Sampoerna                                             12,890,000            68,790         .76
  PT Indofood Sukses Makmur                                                38,179,500            76,003         .84
  PT Indo-Rama Synthetics                                                  23,634,000            23,023         .25
  PT International Nickel Indonesia                                        5,069,500             11,434         .12
  PT Jaya Real Property                                                    6,857,000             9,584          .11
  PT Kabelmetal Indonesia                                                  1,200,000             534
                                                                                                                .01
  PT Kabelmetal Indonesia, rights, expire February 19, 1997                1,200,000             25
    (1)
  PT Kalbe Farma                                                           569,000               651            .01
  PT Lippo Bank                                                            34,215,000            33,331         .37
  PT Mayora Indah                                                          10,380,000            4,836          .05
  PT Modern Photo Film Co.                                                 5,049,900             16,041         .18
  PT Mulia Industrindo                                                     9,138,286             9,483          .11
  PT Pabrik Kertas Tjiwi Kimia                                             1,640,712             1,633          .02
  Perusahaan Perseroan (Persero)PT Indonesian
      Satellite Corp.                                                      300,000               826
  Perusahaan Perseroan (Persero)PT Indonesian                                                                   .47
      Satellite Corp. (American Depositary Receipts)                       1,510,600             41,353
  PT PP London Sumatra (1)                                                 5,000,000             12,918         .14
  PT Praxair Indonesia (1)                                                 142,700               32             -
  PT Ramayana Lestari Sentosa (1)                                          3,070,000             6,632          .07
  PT Sorini Corp.                                                          250                   -              -
  PT Tambang Timah  (Persero)                                              11,073,500            20,168
  PT Tambang Timah, Class B(Global Depositary Receipts)                    836,270               15,116         .39
  PT Tigaraksa Satria                                                      2,173,140             3,037          .03
                                                                                                 ----------     ----------
                                                                                                 374,692        4.15
                                                                                                 ----------     ----------

Malaysia  - 4.52%
  Arab-Malaysian Finance Bhd.                                              1,805,000             10,081         .11
  Commerce Asset-Holding Bhd.                                              1,023,000             7,699          .09
  Easterm & Oriental Bhd.                                                  4,000,000             7,764          .09
  Genting Bhd.                                                             2,481,500             17,104         .19
  Genting International PLC                                                8,972,000             21,533         .24
  Guinness Anchor Bhd.                                                     3,446,000             8,463          .09
  Hap Seng  Consolidated Bhd.                                              659,000               1,501          .02
  Hong Leong Credit Bhd.                                                   1,593,000             10,033         .11
  IJM Corp. Bhd.                                                           8,075,714             19,034         .21
  IOI Corp. Bhd.                                                           11,517,000            17,701         .20
  Leader Universal Holdings Bhd.                                           8,920,000             18,727         .21
  Malayan Banking                                                          10,000                111            -
  Malaysian Airline System Bhd.                                            3,520,000             9,133          .10
  Nestle (Malaysia) Sdn. Bhd.                                              4,765,000             38,316         .42
  New Straits Times Press (Malaysia) Bhd                                   3,769,000             21,797         .24
  O.Y.L. Industries Bhd.                                                   1,281,980             13,457         .15
  Renong Bhd.                                                              26,337,000            46,738
  Renong Bhd., 2.50% convertible bond January 15, 2005
     (acquired 10/20/94, cost:$2,554,000) (2)                              $2,550,000            2,961
  Renong Bhd., 2.50% convertible Eurobonds                                                                      .60
     January 15, 2005                                                      $2,000,000            2,323
  Renong Bhd., warrants, expire November 21, 2000  (1)                     2,189,500             1,075
  Renong Bhd. Iculs, 4.00% May 21, 2001                                    3,503,200             1,471
  Resorts World Bhd.                                                       1,267,000             5,772          .06
  Sime Darby Bhd.                                                          16,217,000            63,917         .71
  Sime UEP Properties Bhd.                                                 3,335,000             8,587          .09
  Technology Resources Industries Bhd. (1)                                 9,195,000             18,139         .20
  UMW Holdings Bhd.                                                        7,107,359             33,221
                                                                                                                .39
  UMW Holdings Bhd., warrants, expire January 26, 2000  (1)                692,159               1,741
                                                                                                 ----------     ----------
                                                                                                 408,399        4.52
                                                                                                 ----------     ----------


MAURITIUS  - 0.06%                                                                               ----------     ----------
  State Bank of Mauritius                                                  10,927,000            5,679          .06
                                                                                                 ----------     ----------

MEXICO  - 9.36%
  Apasco, SA de CV                                                         7,142,402             48,970         .54
  Carso Global Telecom, SA de CV                                           2,734,800             6,493          .07
  Cemex, SA de CV, Class A                                                 2,956,762             10,587
  Cemex, SA de CV, Class B                                                 9,242,251             36,378
  Cemex, SA de CV, ordinary participation certificates                     9,505,620             34,216
  Cemex, SA, Class A, ordinary participation certificates                                                       .96
   (American Depositary Receipts)(acquired 6/14/93, cost:                  1,183                 8
   $8,000) (2)
  Cemex, SA de CV, Class B (American Depositary Receipts)                  755,792               5,857
  Cifra, SA de CV, Class A  (1)                                            8,694,000             11,039
  Cifra, SA de CV, Class B  (1)                                            13,790,510            16,879
                                                                                                                .64
  Cifra, SA de CV, Class B (American Depositary Receipts) (1)              6,125,000             7,350
  Cifra, SA de CV, Class C  (1)                                            18,706,334            22,801
  Corporacion Geo,SA de CV, Class  B
    (acquired 8/29/95; cost:$215,000) (1)(2)                               60,568                298            -
  Grupo Carso, SA de CV, Class A (1)                                       2,645,000             14,004         .16
  Grupo Embotellador de Mexico, SA de CV, ordinary
     participation certificates (Global Depositary Receipts) (1)           858,400               7,189          .08
  Grupo Financiero Banamex Accival, SA de CV, Class B  (1)                 31,893,850            67,303
  Grupo Financiero Banamex Accival, SA de CV, Class L  (1)                 12,656,067            24,907
  Grupo Financiero Banamex Accival, SA de CV,
  11.00% convertible bond July 15, 2003
  (acquired  7/12/96; cost:$4,063,000) (1)(2)                              $4,175,000            4,264
  Grupo Financiero Banamex Accival, SA de CV,                                                                   1.07
  7.00% convertible Eurobonds December 15, 1999                            $103,000              97
  Grupo Financiero Bancomer, SA de CV., Series L
  33.08% convertible subordinated debentures May 16, 2002                  MXN5,750,000          770            .01
  Grupo Industrial Maseca, SA de CV, Class B
    (American Depositary Receipts)                                         5,700                 109            -
  Grupo Televisa, SA, ordinary participation certificates  (1)             481,000               6,168
  Grupo Televisa, SA, ordinary participation certificates                                                       1.02
    (American Depositary Receipts)   (1)                                   3,361,499             86,138
  Kimberly-Clark de Mexico, SA de CV, Class A                              2,287,000             45,154
                                                                                                                .52
  Kimberly-Clark de Mexico, SA de CV, Class B                              70,000                1,381
  Panamerican Beverages Inc., Class A                                      2,031,400             95,222         1.05
  Sigma Alimentos, SA de CV, Class B                                       566,100               5,053          .06
  Telefonos de Mexico, SA de CV, Class A                                   9,137,500             15,105
  Telefonos de Mexico, SA de CV, Class L                                   13,706,250            22,589
  Telefonos de Mexico, SA de CV, Class L                                                                        2.91
    (American Depositary Receipts)                                         6,843,575             225,838
  Tubos de Acero de Mexico, SA  (1)                                        595,600               9,415
  Tubos de Acero de Mexico, SA                                                                                 .27
    (American Depositary Receipts) (1)                                     904,300               14,356
                                                                                                 ----------     ----------
                                                                                                 845,938        9.36
                                                                                                 ----------     ----------

MOROCCO  - 0.20%
Banque Commerciale du Maroc                                                35,443                2,819          .03
Cimenterie de l'Oriental, Class A (1)                                      92,503                4,255          .04
ONA SA                                                                     56,000                3,339          .04
Societe des Brasseries du Maroc                                            20,500                3,284          .04
Wafabank, Class A                                                          72,000                4,548          .05
                                                                                                 ----------     ----------
                                                                                                 18,245         .20
                                                                                                 ----------     ----------

PAKISTAN  - 0.50%


  Chakwal Cement Co. Ltd. (Global Depositary Receipts) (1)                 891,111               891            .01
  Engro Chemical Pakistan Ltd.                                             1,145,900             3,845          .04
  Hub Power Co. Ltd.  (Global Depositary Receipts) (1)                     1,596,528             31,532         .35
  Pakistan Telecommunication Corp.
   (Global Depositary Receipts)                                            150,900               9,054          .10
                                                                                                 ----------     ----------
                                                                                                 45,322         .50
                                                                                                 ----------     ----------



PERU  - 1.92%
  Cementos Lima SA                                                         1,087,555             15,924         .18
  Compania de Minas Buenaventura SA, Class A                               1,462,584             10,651
  Compania de Minas Buenaventura SA, Class B                               111,975               925
  Compania de Minas Buenaventura SA, Class B                                                                    .21
    (American Depositary Receipts)  (1)                                    423,500               7,146
  Credicorp Ltd. (1)                                                       3,513,889             65,007         .72
  Minsur SA-Trabajo                                                        1,973,451             6,845          .08
  Ontario-Quinta (acquired 8/15/94, cost: $12,900,000) (2)                 12,571,524            15,904         .17
  Telefonica del Peru, Class B (American Depositary Receipts)              2,711,000             51,170         .56
                                                                                                 ----------     ----------
                                                                                                 173,572        1.92
                                                                                                 ----------     ----------

PHILIPPINES  - 6.26%
  Ayala Corp., Class B                                                     33,818,740            36,704
                                                                                                                .49
  Ayala Corp., Class B (Global Depositary Shares)                          772,464               7,338
  Ayala Land, Inc., Class B                                                27,428,940            31,335         .35
  Bacnotan Consolidated Industries, Inc.                                   493,131               1,615
  Bacnotan Consolidated Industries, Inc., 5.50% convertible                                                     .06
   bond June 21, 2004 (acquired 6/8/94, cost: $4,481,000) (2)              $4,500,000            3,870
  Bank of the Philippine Islands                                           2,306,300             13,964         .15
  Benpres Holdings Corp.
    (Global Depositary Receipts) (1)                                       2,293,210             16,626         .18
  C&P Homes, Inc.                                                          38,993,850            20,047         .22
  Fil-Estate Land, Inc.                                                    9,000,000             7,883          .09
  Fortune Cement Corp.                                                     22,579,000            11,393         .13
  HI Cement Corp.                                                          24,600,000            8,150          .09
  International Container Terminal Services, Inc.                          8,681,595             4,546
  International Container Terminal Services, Inc., 6.00%
   convertible bond February 19, 2000 (acquired 2/18/93, cost:                                                  .11
    $4,000,000) (1)(2)                                                     $4,000,000            5,200
  JG Summit Holdings, Inc., Class B                                        39,516,600            11,136
  JG Summit Holdings, Inc., Class B
    (Global Depositary Shares)                                             20,000                530
  JG Summit Holdings, Inc., 3.50% convertible
    Eurobonds December 23, 2003                                            $5,400,000            4,050
  JG Summit Holdings, Inc.,
    3.50% convertible bond December 23, 2003                                                                    .26
    (acquired 12/9/93, cost: $9,870,000) (2)                               $9,870,000            7,402
  Keppel Philippines Holdings, Inc., Class B  (1)                          272,084               31             -
  Manila Electric Co., Class B                                             2,850,467             23,338         .26
  Metropolitan Bank and Trust Co.                                          2,280,612             56,451         .62
  Petron Corp.                                                             7,589,062             2,572
  Petron Corp. (Global Depositary Receipts)                                309,543               4,334          .08
  Philippine Airlines Inc. (1)                                             30,934,106            5,890          .07
  Philippine Commercial International Bank, Inc.                           1,066,200             14,008         .15
  Philippine Long Distance Telephone Co., ordinary                         86,250                4,746
  Philippine Long Distance Telephone Co.
    (American Depositary Receipts)                                         1,591,305             81,156
  Philippine Long Distance Telephone Co., convertible preferred,                                                1.17
    Series II (Global Depositary Receipts)                                 484,000               15,246
  Philippine Long Distance Telephone Co., convertible
    preferred, Series III (Global Depositary Shares)                       87,000                4,437
  Philippine National Bank  (1)                                            919,071               10,937         .12
  Pilipino Telephone Corp. (1)                                             3,095,100             2,622          .03
  PR Holdings, Inc., subscription rights (aquired 7/8/92,
  cost: $9,835,000) (1)(2)                                                 2,236,600             2,822          .03
  San Miguel Corp., Class B                                                23,048,048            101,812        1.12
  SM Prime Holdings, Inc.                                                  74,867,000            19,387         .21
  Southeast Asia Cement Holdings, Inc. (1)                                 68,088,782            7,908          .09
  Universal Robina Corp.                                                   29,809,400            16,742         .18
                                                                                                 ----------     ----------
                                                                                                 566,228        6.26
                                                                                                 ----------     ----------

POLAND  - 0.49%
  Bank Inicjatyw Gospodarczych BIG SA                                      5,237,365             7,314          .08
  Bank Rozwoju Eksportu SA                                                 574,000               17,235         .20
  Kety SA (Zaklady Metali Lekkich)(1)                                      26,670                1,955          .02
  Polifarb Wroclaw                                                         1,294,778             7,324          .08
  Zaklady Piwowarskie w Zywcu SA                                           217,611               10,105         .11
                                                                                                 ----------     ----------
                                                                                                 43,933         .49
                                                                                                 ----------     ----------
PORTUGAL  - 0.65%

  Portugal Telecom ,SA                                                     913,000               26,035
  Portugal Telecom, SA (American Depositary Receipts)                      951,500               26,880         .59
  TELECEL - Comunicacoes Pessoais, SA (1)                                  87,800                5,608          .06
  TVI-Televisao Independente, SA (1)                                       105,500               238            -
                                                                                                 ----------     ----------
                                                                                                 58,761         .65
                                                                                                 ----------     ----------

RUSSIA AND FORMER REPUBLICS OF THE SOVIET UNION - 4.23%

  Ao Torgovy Dom Gum (Russian Depoitary Trust Certificate)                 280                   7,840          .09
  Gez Investments Holding Ltd.,Class A
   (aquired 9/11/95,cost: $230,000) (1)(2)                                 2,870                 390
  Gez Investments Holding Ltd.,Class B                                                                          .24
   (aquired 9/11/95,Cost: $12,623,000) (1)(2)                              157,793               21,420
  Global Tele-Systems Ltd., warrants, expire February 2, 2001
    (acquired 2/2/96, cost:$0) (1)(2)                                      1,944,444             8,944          .10
  Irkutskenergo (Russian Depositary Trust Certificate) (1)                 40                    1,140          .01
  JKX Oil & Gas PLC  (1)                                                   6,138,140             12,106
  JKX Oil & Gas PLC  7.00% convertible bond June 30, 2001                                                       .16
    (acquired 6/6/96; cost: $2,000,000) (1)(2)                             2,000,000             2,000
  Kamaz  (1)                                                               3,615,000             4,392          .05
  LUKoil Holding  (Russian Depositary Trust Certificate)                   60                    3,488
                                                                                                                1.33
  LUKoil Holding  (American Depositary Receipts)                           2,519,900             117,175
  Moscow City Telephone Network (MGTS) (Russian
    Depositary Trust Certificate)                                          961                   33,635         .37
  Mosenergo Power Generation and Electrification
    Amalgamation (Russian Depositary Trust Certificate)                    1,900                 19,190
  Mosenergo Power Generation and Electrification                                                                .86
    Amalgamation (American  Depositary Shares)                             1,921,900             58,618
  New Century Capital Partners, LP
   (acquired 12/7/95,cost: $13,243,000) (1)(2)(3)                          13,125,000            13,243         .15
  Nizhny-Non Svyaz (Russian Depositary Trust Certificate)                  70                    3,885          .04
  Ramco Energy PLC                                                         810,000               14,239         .16
  RAO Gazprom  (American Depositary Receipts)
    (acquired 10/21/96, cost:$32,037,000) (1)(2)                           1,909,800             33,899         .37
  Russian Telecommunications Development Corp.
   (acquired 12/22/93, cost: $3,800,000) (1)(2)                            380,000               3,800
  Russian Telecommunications Development Corp.,                                                                 .11
   nonvoting ordinary(acquired 12/22/93, cost: $6,200,000)(1)(2)           620,000               6,200
  St. Petersburg Telephone Network                                         12,913,020            13,559         .15
  Star Mining Corp. NL  (1)                                                19,740,000            1,646          .02
  Xavier Corp. (1)                                                         1,350,000             2,110          .02
                                                                                                 ----------     ----------
                                                                                                 382,919        4.23
                                                                                                 ----------     ----------

SOUTH AFRICA  - 4.13%
  African Oxygen Ltd.                                                      2,286,743             7,825          .08
  Bidvest Group Ltd.                                                       1,252,280             6,494          .07
  Gold Fields of South Africa Ltd.                                         200,000               5,518          .06
  Hudaco Industries                                                        682,000               2,735          .03
  International  Pepsi-Cola Bottler Investments
     (aquired 12/18/95,cost:$10,000,000) (1)(2)(3)                         100,000               10,000         .11
  Iscor Ltd.                                                               33,949,251            24,249         .27
  JD Group                                                                 2,083,078             9,801          .11
  Malbak Ltd.                                                              9,109,400             39,937         .44
  Metro Cash and Carry Ltd.                                                7,320,800             24,267         .27
  MIH Holdings Ltd. (1)                                                    1,852,000             7,921          .09
  Nasionale Pers Beperk, Class N                                           930,000               8,602          .10
  Nedcor Ltd.                                                              83,700                1,146
  Nedcor Ltd. (Global Depositary Receipts)                                 1,245,931.84          17,053
  Nedcor Ltd., warrants, expire September 30, 1997  (1)                    306,934               767            .21
  Rembrandt Group Ltd.                                                     1,927,000             17,205         .19
  Sage Group Ltd.                                                          1,570,000             6,379          .07
  Sasol Ltd.                                                               9,323,576             110,663        1.22
  South Africa Capital Growth Fund, LP, Class A
      (acquired 8/25/95,cost:$1,900,000) (1)(2)(3)                         1,900                 1,900
  South Africa Capital Growth Fund, LP, Class D                                                                 .17
      (acquired 8/25/95,cost:$13,650,000) (1)(2)(3)                        13,650                13,650
  South African Breweries Ltd.                                             2,270,528             57,540         .64
                                                                                                 ----------     ----------
                                                                                                 373,652        4.13
                                                                                                 ----------     ----------

SOUTH KOREA  - 4.75%
  Anam Industrial Co., Ltd.                                                270,213               3,464          .04
  Daegu Bank, Ltd.                                                         275,000               3,261          .04
  Daehan Asia Trust (International Depositary Receipts)                    2,820                 2,820          .03
  Daehan Korea Trust (International Depositary Receipts)                   500                   288            -
  Daewoo Corp.                                                             257,738               1,973          .02
  Daewood Securities Co., Ltd., nonvoting preferred                        421,270               3,050
                                                                                                                .32
  Daewood Securities Co., Ltd.,ordinary  (1)                               2,023,742             26,183
  Haitai Stores Co., Ltd.                                                  16,747                128            -
  Hanil Bank                                                               4,983,280             34,306         .38
  Housing & Commercial Bank New                                            13,610                212            -
  Hyundai Motor Co.                                                        278,340               7,268
  Hyundai Motor Co., nonvoting preferred                                                                        .18
  (Global Depositary Receipts)                                             1,169,800             8,715
  Kookmin Bank                                                             901,600               14,649         .16
  Korea Electric Power Corp.                                               2,974,790             86,860
  Korea Electric Power Corp.
  (American Depositary Receipts)                                           54,500                1,117
  Korea Electric Power Corp.,                                                                                   1.01
    5.0% convertible bond August 1, 2001 (1)                               $3,000,000            3,026
  Korea First Bank  (1)                                                    1,852,680             9,412          .10
  Korea Industrial Leasing Co., Ltd.                                       241,000               2,317          .03
  Korea Long Term Credit Bank                                              349,841               6,141          .07
  Korea Mobile Telecommunications Corp.                                    31,374                32,264         .36
  Korea Pacific Trust (International Depositary Receipts) (1)              3,000                 3,225          .04
  Korea Zinc Co. Ltd.                                                      279,000               5,299          .06
  Kyongnam Bank                                                            733,607               7,837          .09
  LG Chemical Ltd., preferred                                              330,000               2,096          .02
  LG Electronics Inc., nonvoting preferred                                 442,500               3,099
  LG Electronics Inc.                                                      34,244                435
  LG Electronics Inc., non-voting preferred                                                                     .07
  (Global Depositary Receipts)                                             731,600               2,469
  LG Electronics Inc.
  (Global Depositary Receipts)                                             13,488                77
  LG Securities Ltd., preferred  (1)                                       590,460               3,329
                                                                                                                .20
  LG Securities Co., Ltd.  (1)                                             1,441,648             14,716
  Pacific Chemical Industrial Co. Ltd.                                     165,440               3,279          .04
  Pohang Iron & Steel Co., Ltd.                                            564,710               32,294
  Pohang Iron & Steel Co., Ltd.                                                                                 .37
   (American Depositary Receipts)                                          71,000                1,438
  Samsung Electronics Co., Ltd., nonvoting preferred                       115,193               3,113
  Samsung Electronics Co., Ltd.                                            673,841               40,160
  Samsung Electronics Co., Ltd., nonvoting preferred                                                            .63
   (Global Depositary Shares)                                              631,768               10,765
  Samsung Electronics Co., Ltd.,
   (Global Depositary Shares)                                              89,820                3,420
  Seoul Asia Index Trust (International Depositary Receipts)               80                    660            .01
  Shinhan Bank                                                             926,120               14,790         .16
  Ssangyong Investment & Securities, Co., Ltd., nonvoting preferred (1)    61,090                333            -
  SsangYong Oil Refining Co. Ltd.                                          135,000               2,964          .03
  Yukong Ltd.                                                              1,333,764             25,330
  Yukong Chf, warrants, expire June 18, 1999  (1)                          10,000                538            .29
                                                                                                 ----------     ----------
                                                                                                 429,120        4.75
                                                                                                 ----------     ----------
SRI LANKA  - 0.09%
  Asian Hotel Corp.   (1)                                                  12,215,000            2,154          .03
  Development Finance Corp. of Ceylon                                      1,258,310             5,770          .06
  National Development Bank of Sri Lanka                                   96,200                333            -
                                                                                                 ----------     ----------
                                                                                                 8,257          .09
                                                                                                 ----------     ----------
TAIWAN  - 3.50%

  Acer Computer International Ltd.                                         1,639,500             2,820          .03
  Acer Inc. (1)                                                            17,418,065            32,009
  Acer Inc.                                                                                                     .54
  (Global Depositary Receipts)                                             1,799,000             16,731
  Acer Peripherals                                                         8,916,100             17,034         .19
  Advance Semiconductor Engineering, Inc.  (1)                             19,407,600            37,431
  Advance Semiconductor Engineering,  Inc.                                                                      .61
  (Global Depositary Receipts)                                             1,798,300             17,488
  Asia Corporate Partners Fund, Class B
    (acquired 3/12/96; cost: $20,027,000) (1)(2)(3)                        40,000                20,000         .22
  China Steel Corp.                                                        13,700,000            12,863
  China Steel Corp. (American Depositary Receipts)                                                              .23
    (acquired 5/21/92; cost: $6,354,000) (2)                               407,000               8,166
  INVENTEC (1)                                                             2,195,000             13,339         .15
  PRIMAX ELECTRONICS                                                       5,467,985             12,038         .13
  Seres Capital (Cayman Islands)
    (acquired 3/12/96; cost:$25,000) (1)(2)                                1.66                  25
  Seres Capital (Cayman Islands), nonvoting                                                                     -
    (acquired 3/12/96; cost: $125,000) (1)(2)                              8.34                  125
  Siliconware Precision Industries Co., Ltd. (1)                           6,483,800             13,685
  Siliconware Precision Industries Co., Ltd.                                                                    .22
  (Global Depositary Receipts) (1)                                         547,840               6,081
  Taiwan American Fund, nonvoting preferred (1)                            600,000               8,400          .09
  Taiwan Opportunities Fund Ltd., Series C  (1)                            200,092               2,226          .02
  Taiwan Semiconductor Manufacturing Co. Ltd. (1)                          32,344,800            66,502         .74
  Ton Yi Industrial Corp. (1)                                              7,166,062             8,918          .10
  U-Ming Marine Transport Corp.                                            1,687,750             1,640          .02
  Unicap Electronics  (1)                                                  230,000               460            -
  Wus Printed Circuit Co., Ltd.                                            4,089,000             7,812          .09
  Yangming Marine Transport Corp.                                          8,346,000             11,055         .12
                                                                                                 ----------     ----------
                                                                                                 316,848        3.50
                                                                                                 ----------     ----------

THAILAND  - 2.09%
  Alphatec Electronics PCL                                                 791,000               6,077          .07
  Ayudhya Jardine CMG Life Assurance                                       84,547                310            -
  Bangkok Bank PCL                                                         4,898,660             47,376
  Bangkok Bank PCL, 3.25% convertible bond
     March 3, 2004 (acquired 8/4/94, cost: $968,000) (2)                   $1,000,000            975
  Bangkok Bank PCL, 3.25% convertible
     Eurobonds March 3, 2004                                               3,630,000             3,539          .57
  Bank of Ayudhya Public Co. Ltd.                                          4,667,300             11,012         .12
  Charoen Pokphand Feedmill Public Co. Ltd.                                1,575,600             5,714          .06
  Dusit Thani PCL                                                          990,000               1,081          .01
  Electricity Generating Authority of Thailand                             10,397,747            28,384         .31
  Industrial Finance Corp. of Thailand                                     4,996,000             13,541         .15
  KR Precision                                                             1,299,100             8,866          .10
  Nakhornthai Integrated Steels Co., Ltd.                                  11,213,400            4,920          .06
  Post Publishing PCL                                                      2,525,000             5,416          .06
  Serm Suk PLC                                                             210,166               4,098
                                                                                                                .06
  Serm Suk PLC, local registered                                           64,960                942
  Siam City Bank PCL                                                       1,681,855             1,574          .02
  Siam Commercial Bank Public Co.Ltd.                                      832,100               6,036          .07
  Swedish Motors Corp. Public Co. Ltd.                                     1,608,100             2,947          .03
  Thai Farmers Bank PCL                                                    2,683,610             16,744
                                                                                                                .19
  Thai Farmers Bank PCL, warrants, expire September 15, 2002 (1)           461,450               436
  Thai Glass Industries PCL                                                1,272,200             4,366          .05
  Thai Military Bank PCL                                                   4,243,684             8,357          .09
  Wattachak Public Co. Ltd.,
    3.50% convertible bond December 6, 2003                                $6,400,000            6,528          .07
                                                                                                 ----------     ----------
                                                                                                 189,239        2.09
                                                                                                 ----------     ----------
TURKEY  - 2.00%
  Adana Cimento Sanayii TAS, Class A                                       63,984,854            3,427
                                                                                                                .04
  Adana Cimento Sanayii, TAS Class C                                       25,469,510            306
  Brisa                                                                    3,227,000             1,445          .02
  Ege Biracilik ve Malt Sanayii AS                                         37,745,919            8,103          .09
  Is Bankasi AS                                                            55,377,300            8,565          .10
  Koc Holding AS, ordinary                                                 121,496,692           21,315         .24
  Migros Turk TAS                                                          22,412,650            27,421         .30
  Netas Northern Electric Telekomunikasyon AS                              33,819,300            7,651          .08
  Petrol Ofisi AS                                                          51,000,000            13,656         .15
  Trakya Cam Sanayii AS                                                    345,570,525           17,551         .19
  Turkiye Garanti Bankasi AS                                               39,871,618            1,802
  Turkiye Garanti Bankasi AS (American Depositary Receipts)
    (acquired 10/29/93; cost: $526,000)(2)                                 322,056               1,482          .04
  Turkiye Sise ve Cam Fabrikalari AS                                       322,957,548           34,294         .38
  Yapi ve Kredi Bankasi AS                                                 1,350,954,270         33,680         .37
                                                                                                 ----------     ----------
                                                                                                 180,698        2.00
                                                                                                 ----------     ----------

UNITED STATES  - 0.03%
  Freeport-McMoRan Copper & Gold Inc., Class A                             90,000                2,531          .03



VIETNAM - 0.07%
  Vietnam Frontier Fund
   (acquired 7/21/94, cost: $3,000,000) (1)(2)                             291,300               3,000          .03
  Vietnam Investment Fund, preferred, units
   (acquired 8/4/94, cost: $3,206,000) (1)(2)(3)                           30                    3,206
  Vietnam Investment Fund, ordinary, units                                                                      .04
   (acquired 8/4/94, cost: less than $1,000) (1)(2)(3)                     6                     -
                                                                                                 ----------     ----------
                                                                                                 6,206          .07
                                                                                                 ----------     ----------



MULTI NATIONAL  - 1.95%
Abacan Resource Corp. (1)                                                  5,170,000             44,718         .49
  Armada Gold Corp., Class A  (1)                                          2,600,000             2,391
  Armada Gold Corp., warrants, expire February 18, 1997                                                         .06
    (acquired 10/21/96, cost:$2,750,000)(1)(2)                             2,000,000             2,700
  Co Financiere pour l'Europe Centrale SA (Global Depositary               54,495                1,313          .01
    Receipts)
  Diamondworks Ltd.,warrants, expire April 4, 1997
    (acquired 12/5/96, cost:$2,209,000)(1)(2)                              1,500,000             2,189          .02
  Dragon Oil Placement (1)                                                 203,600,000           4,365          .06
  Emerging Markets Gold Fund, preferred
    (acquired 1/28/94; cost: $7,876,000) (2)(3)                            79,560                7,876
  Emerging Markets Gold Fund, ordinary                                                                          .12
    (acquired 1/28/94; cost $96,000)  (1)(2)(3)                            76,500                3,193
  New Asia East Investment Fund, Class A (1)(2)(3)
    (acquired 5/23/96, cost:$2,936,000) (1)(2)(3)                          293,600               2,929
  New Asia East Investment Fund, Class B, non-voting (1)(2)(3)                                                  .47
    (acquired 5/23/96, cost:$40,064,000)(1)(2)(3)                          4,006,400             39,972
  New Europe East Investment Fund, Class B
    (acquired 6/4/93, cost $54,500,000) (1)(2)                             436                   60,796         .67
  Sutton Resources Ltd (1)                                                 345,900               4,154
  Sutton Resources Ltd., warrants, expire September 30,1998                                                     .05
    (acquired 3/21/96, cost:$0) (1)(2)                                     155,000               311
  Timbuktu Gold (1)                                                        148,380               206            -
                                                                                                 ---------      -------
                                                                                                 177,113        1.95


MISCELLANEOUS  - 0.51%                                                                           ----------     ----------
  Equity-type securities in initial period of acquisition                  105,131,361           45,945         .51
                                                                                                 ----------     ----------


TOTAL EQUITY-TYPE SECURITIES (cost: $6,303,318,000)                                              ----------     ----------
                                                                                                 7,631,210      84.40
                                                                                                 ----------     ----------



                                                                             Principal             Market        Percent
                                                                              Amount               Value          of Net
BOND & NOTES                                                                  (000)                (000)          Assets
----------------------------------------------------------------           --------------        ----------     ----------
ARGENTINA  - 0.96%
  Republic of Argentina
   9.25% February 23, 2001                                                 6,000                 6,105          .07
  Republic of Argentina
   11.00% October 9, 2006                                                  31,500                33,012         .36
  Republic of Argentina Bocon PIK
     4.674% April 1, 2001 (4)                                              ARP2,000              1,629          .02
  Republic of Argentina Bocon PIK
     4.674% April 1, 2007 (4)                                              ARP41,550             24,688         .27
  Republic of Argentina Bearer Bond Series L 6.625%
     March 31, 2005 (4)                                                    $14,945               13,025         .15
  Republic of Argentina Eurobonds Series L
    5.25% March 31, 2023   (4)                                             12,250                7,767          .09
                                                                                                 ----------     ----------
                                                                                                 86,226         .96
                                                                                                 ----------     ----------

BRAZIL - 0.67%
  Comtel Brasileira Ltda. 10.75% September 26, 2004
    (acquired 9/18/96, cost:$2,400,000)(2)                                 2,400                 2,481          .03
  Federal Republic of Brazil Capitalization Bond PIK
   8.00% April 15, 2014                                                    13,217                9,780          .11
  Federal Republic of Brazil Bond Series EI-L
    6.50% April 15, 2006 (4)                                               1,750                 1,529          .03
  Federal Republic of Brazil Debt Conversion Bond Series L
    Frn .65625% April 15, 2012                                             1,750                 1,330          .01
  Federal Republic of Brazil Debt Conversion Bond Series LI
    6.5625% April 15, 2012                                                 24,000                18,240         .20
  Multicanal Participacoes SA Class B
    12.625% June 18, 2004                                                  10,300                11,111         .12
  MYDFA Trust 6.6875% September 15, 2007
    (acquired 10/2/96, cost:$14,443,000)(2)                                17,000                14,569         .16
  Tevecap SA 12.625% November 26, 2004
    (acquired 11/21/96, cost:$1,500,000)(2)                                1,500                 1,536          .01
                                                                                                 ----------     ----------
                                                                                                 60,576         .67
                                                                                                 ----------     ----------

BULGARIA  - 0.44%
  Republic of Bulgaria Interest Arrears Bond
    6.6875% July 28, 2011                                                  17,600                9,064          .10
  Republic of Bulgaria Front Loaded Interest Reduction Bond
    Series A 2.25% July 28, 2012                                           80,550                30,911         .34
                                                                                                 ----------     ----------
                                                                                                 39,975         .44
                                                                                                 ----------     ----------

COLUMBIA  - 0.02%
  Comunicacion Cellular SA
    0%/13.125% November 15, 2003 (1)(5)                                    3,000                 1,995          .02
                                                                                                 ----------     ----------

ECUADOR  - 0.18%
  Republic of Ecuador Discount Bond
      6.50%  February 28, 2005 (4)                                         3,250                 2,259          .03
  Republic of Ecuador Past Due Interest Bonds
      6.50% February 27, 2015 (4)                                          22,470                13,819         .15
                                                                                                 ----------     ----------
                                                                                                 16,078         .18
                                                                                                 ----------     ----------

INDIA - 0.01%
  Flex Industries Ltd. 13.50% December 31, 2004                             INR 29,929           837            .01
                                                                                                 ----------     ----------

MEXICO  - 0.53%
  Grupo Televisa, SA
    0%/13.25% May 15, 2008 (1)(5)                                          $3,000                1,995          .02
  Tubos de Acero de Mexico, SA
    13.75% December 8, 1999
    (acquired 11/23/94, cost: $3,707,000)(2)                               3,750                 4,275          .05
  United Mexican States Discount Bonds Series A
    UNIT 6.45313% December 31, 2019                                        1,750                 1,509          .02
  United Mexican States Discount Bonds Series B
    UNIT 6.375% December 31, 2019(4)                                       1,750                 1,509          .02
  United Mexican States Discount Bonds Series C
    UNIT 6.375% December 31, 2019(4)                                       3,750                 3,234          .03
  United Mexican States Discount Bond Series D
    6.35156% December 31, 2019                                             1,000                 863            .01
  United Mexican States Government Bond
    7.5625% August 6, 2001 (acquired 7/29/96,
    cost: $4,977,000) (2)(4)                                               5,000                 5,011          .05
  United Mexican States Government Bond
    11.375% September 15, 2016                                             12,045                12,599         .14
  United Mexican States Government Bond
    11.50% May 15, 2026                                                    3,330                 3,520          .04
  United Mexican States Government Bond
    9.75% February 6, 2001                                                 13,250                13,714         .15
                                                                                                 ----------     ----------
                                                                                                 48,229         .53
                                                                                                 ----------     ----------


PANAMA  - 0.28%
  Republic of Panama  Interest Reduction Bond 3.50% due
     July 17, 2014 (acquired 11/8/95, cost: $14,742,000)(2)(4)             26,114                18,149         .20
  Republic of Panama Past Due Interest Bond 6.75% due
     July 17, 2016 (acquired 6/21/96, cost:$6,371,000)(2)(4)               9,693                 7,585          .08
                                                                                                 ----------     ----------
                                                                                                 25,734         .28
                                                                                                 ----------     ----------
PERU  - 1.29%
  Republic of Peru /Agent-Bankers Trust Company/
     Loan Participation Agreements
     (Participation-Citibank, NA.) (1)(4)(6)(7)                            11,739                6,813
  Republic of Peru /Agent-Chemical Bank/
     Loan Participation Agreements
     (Participation-Citibank, NA)(1)(4)(6)(7)                              3,544                 2,082
  Republic of Peru/Agent-Chemical Bank/
     Loan Participation Agreements
     (Participation-Morgan Guaranty Trust, NA) (1)(4)(6)(7)                4,085                 2,380
  Republic of Peru/Agent-Citibank, NA/
     Loan Participation Agreements
     (Participation-Citibank, NA)(1)(4)(6)(7)                              23,554                13,090
  Republic of Peru/Agent-Citibank, NA/
     Loan Participation Agreements
     (Participation-Morgan Guaranty Trust, NA) (1)(4)(6)(7)                44,026                25,615
  Republic of Peru/Agent-Citibank, NA/
     Loan Participation Agreements
     (Participation-Salomon Brothers) (1)(4)(6)(7)                         22,129                11,722
  Republic of Peru/Agent-Morgan Guaranty Trust NA/
     Loan Participation Agreements
     (Participation-Chase Manhattan Bank, NA) (1)(4)(6)(7)                 491                   297
  Republic of Peru/Agent-Morgan Guaranty Trust/NA/
     Loan Participation Agreements
     (Participation-Morgan Guaranty Trust, NA) (1)(4)(6)(7)                32,233                19,041
  Republic of Peru/Agent-Wells Fargo Bank
     Loan Participation Agreements
     (Participation-Citibank, NA) (1)(4)(6)(7)                             21,476                12,584
  Republic of Peru/Agent-Wells Fargo Bank/
     Loan Participation Agreements
     (Participation-Morgan Guaranty Trust, NA) (1)(4)(6)(7)                38,941                22,699         1.29

                                                                                                 ----------     ----------
                                                                                                 116,323        1.29
                                                                                                 ----------     ----------

PHILIPPINES  - 0.13%
  Republic of Philippines Front Loaded Interest Reduction
   Bond Series B 5.00% due June 1, 2008                                    12,250                11,576         .13
                                                                                                 ----------     ----------
                                                                                                 11,576         #REF!
                                                                                                 ----------     ----------

RUSSIAN FEDERATION  - 0.06%

  Vneshekonombank/A 8.00%
    December 15, 2020 (1)                                                  DEM10,000             5,429          .06
                                                                                                 ----------     ----------
                                                                           10,000                5,429          .06



VENEZUELA  - 0.54%
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series A Eurobonds 6.625% March 31, 2007 (4)                     $2,750                2,458          .03
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series B Eurobonds 6.4375% March 31, 2007 (4)                    750                   670            .01
  Republic of Venezuela Debt Conversion Bond
    6.50%  December 18, 2007 (4)                                           51,500                45,449         .50
                                                                                                 ----------     ----------
                                                                                                 48,577         .54
MULTI NATIONAL  - 0.28%
  Global Telesystems Group Loan 10.00% February 1, 2001
    (acquired 2/2/96, cost; $25,820,000)(2)                                27,985                25,725         .28
                                                                                                 ----------     ----------
TOTAL BONDS AND NOTES (cost: $417,472,000)                                                       487,280        5.39
                                                                                                 ----------     ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 9.37%

  ABN AMRO North America Finance Inc. 5.29% due 1/21/97                    50,000                49,846         .55
  Barclays U.S. Funding Corp.5.28% due 1/22/97                             54,100                53,924         .60
  Canada Bills CP 5.23% - 5.36% due 1/22-2/14/97                           35,200                34,977         .39
  Canadian Wheat Board 5.30%-5.40% due 2/19-3/13/97                        22,900                22,664         .25
  Commonwealth BK CP 5.295% due 1/8/97                                     30,000                29,965         .33
  Commonwealth Bank of Australia 5.34% due 2/12/97                         15,000                14,904         .16
  Daimler-Benz North America Corp. 5.30%-5.53% due 1/27-3/6/97             39,100                38,804         .43
  Elec De France CP 5.28%-5.29% due 1/28-2/6/97                            64,100                63,822         .71
  France Telecom 5.31% due 1/14/97                                         14,423                14,393         .16
  Glaxo Wellcome PLC 5.30%-5.31% due 1/21-2/11/97                          26,500                26,387         .29
  Halifax Building Society 5.40%-5.45% due 1/3-1/10/97                     71,200                71,130         .79
  Heinz (H.J.) Co. 5.30%-5.40% due 1/9-1/28/97                             33,100                33,011         .36
  International Lease Finance Corp. 5.29%-5.45% due 1/29-2/7/97            43,300                43,065         .48
  Mobile Australia Finance Co. 5.30% due 2/28/97                           62,200                61,634         .68
  National Australia Funding (Delaware) Inc., 5.28%-5.41% due              103,400               103,293        1.14
 1/2-1/9/97
  RTZ America Inc.5.30%-5.40% due 2/10-3/19/97                             35,300                35,042         .39
  SmithKline Beecham PLC 5.27% due 1/24-1/28/97                            16,500                16,436         .18
  Societe Generale N.A. Inc. 5.29% due 1/15/97                             8,900                 8,880          .10
  Sony Capital Corp. 5.31% -5.47% due 1/13-2/12/97                         65,300                65,095         .72
  Svenska Handelsbanken Group 5.30%-5.33% due 1/17-3/17/97                 27,000                26,753         .29
  Toyota Motor Credit Corp. 5.30%-5.32% due 2/3-2/14/97                    33,700                33,501         .37
                                                                                                 ----------     ----------
                                                                                                 847,526        9.37
                                                                                                 ----------     ----------

NON-U.S. GOVERNMENT SHORT -TERM OBLIGATIONS - 0.50%
  Certificados de la Tesoreria due 7/31-9/4/97                             MXN 6,071,657         6,574          .07
  Credit Suisse First Boston, Structured Note linked to ruble-
    denominated, Russian government security interest rates
    due 2/12/97                                                            $38,774               6,675          .07
  Mesbla SA Series 2
    13.25% convertible bond February 1, 1997 (1)                           R$ 35,460,000         138            -
  Polish Government Treasury Bills due 1/15-5/21/97                        PLZ  62,100,000       21,216         .23
  United Mexican States Government Bond
     10.8047% July 21, 1997 (4)                                            $10,500               10,758         .13
                                                                                                 ----------     ----------
                                                                                                 45,361         .50



NON-U.S. CURRENCY  - 0.66%
  Chilean Peso                                                             CHP4,770,671,371        11,249       .12
  New Taiwanese Dollar                                                     NT$ 1,330,699,484       48,424       .54
                                                                                                 ----------     ----------
                                                                                                 59,673         .66
                                                                                                 ----------     ----------

TOTAL SHORT-TERM SECURITIES (cost:$953,905,000)                                                  952,560        10.53
                                                                                                 ----------     ----------
TOTAL INVESTMENT SECURITIES (cost: $7,674,695,000)                                               9,071,050      100.32
Excess of liabilities over cash and receivables                                                  28,851         .32
                                                                                                 ----------     ----------
NET ASSETS                                                                                       $9,042,199     100.00
                                                                                                 ==========     ==========


  1. Non- income-producing securities.
  2. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 1996, the total market value and cost of such securities was $536,087,000 and $497,671,000, respectively, and the market value represented 5.93% of net assets. Such securities, excluding convertible bonds and American Depositary Receipts, are valued at fair value.
   3. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
   4. Coupon rate may change periodically.
   5. Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.
   6. Participation interests were acquired through the financial instituition indicated parenthetically.
   7. Security is currently in default.

NON-U.S. CURRENCY SYMBOLS:
  ARP - Argentine Peso
  CHP - Chilean Peso
  DEM- German Deutsche Mark
  INR - Indian Rupee
  MXN -Mexican Peso
  MYR - Malaysian Dollar
  NT$ - New Taiwanese Dollar
  PLZ - Polish Zloty
  R$ - Brazilian Real

See Notes to Financial Statements

EMERGING MARKETS GROWTH FUND

EQUITY-TYPE SECURITIES ADDED TO THE              EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1996                    PORTFOLIO SINCE JUNE 30, 1996
------------------------------------------------------------------------------------------

Acer Computer International                      AECI
Acer Peripherals                                 Alpargatas
African Oxygen                                   Bangkok Metropolitan Bank
Anam Industry                                    Cementos Norte Pacasmayo
Bank of the Philippine Islands                   Cheil Foods & Chemicals
Bharat Petroleum                                 Chernogorneft
Brisa                                            Chia Hsin Cement
Carso Global Telecom                             Compania de Inmuebles y Valores Caracas
Cie Financiere pour l'Europe Centrale            Fabrica Nacional de Cementos
Consorcio Real Brasileiro de Administracao       Golden Shamrock Mines
Copel                                            Gruma
Diamondworks                                     Grupo Financiero Banorte
Dragon Oil Placement                             Hocheng
Eletropaulo-Electricidade de Sao Paulo           India Magnum Fund
Engro Chemical Pakistan                          Korea Asia Fund
Fil-Estate Land                                  Maanshan Iron & Steel
Global Tele-Systems                              Malaysian International Shipping
Grupo Embotellador de Mexico                     Mavesa
Hap Seng Consolidated                            MBK Properties & Development
Housing & Commercial Bank                        Mecanica Pesada
Hudaco Industries                                Morgan Stanley Perqs (Telebras)
Inventec                                         Petrobras Distribuidora
Irkutskenergo                                    PT Astra International
Is Bankasi                                       PT Bakrie & Brothers
JD Group                                         PT Fajar Surya Wisesa
Kety SA (Zaklady Metali Lekkich)                 PT Japfa Comfeed Indonesia
Kookmin Bank                                     PT Supreme Cable Manufacturing
KR Precision                                     R.O.C Taiwan Fund
Malayan Banking                                  Siderca
Multicanal Participacoes                         Sin-Yih Ceramic
Nasionale Pers Beperk                            Venezolana de Cementos
Nizhny-Non Svyaz                                 Want Want Holdings
Philippine Airlines
Polifarb Wroclaw
PT PP London Sumatra
Primax Electronics
PT Ramayana Lestari Sentosa
Ramco Energy
RAO Gazprom
SM Prime Holdings
Sociedad Comercial del Plata
South African Breweries
St. Petersburg Telephone Network
TELECEL - Comunicacoes Pessoais
Telefonica del Peru
Timbuktu Gold
Trakya Cam Sanayii
Unicap Electronics
Wus Printed Circuit
Xavier
Yizheng Chemical Fibre

***
EMERGING MARKETS GROWTH FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 1996 (dollars in thousands)(Unaudited)

ASSETS:
 Investment securities at market
  (cost: $7,674,695)                                                                $9,071,050
 Cash                                                                               3,559
 Receivables for--
  Sales of investments                                  $13,625
  Sales of fund's shares                                15,312
  Open forward currency contracts                       99
  Dividends and accrued interest                        46,281                      75,317
                                                        -----------------           ------------------
                                                                                    9,149,926
                                                                                    ------------------
Liabilities:
 Non-U.S. taxes payable                                                             767
 Payables for--
  Purchases of investments                              15,800
  Unfunded capital commitments                          80,770
  Management services                                   4,863
  Accrued expenses                                      5,527                       106,960
                                                        -----------------           ------------------
                                                                                    107,727
                                                                                    ------------------
Net Assets at December 31, 1996 --
 Equivalent to $55.46 per share on
 163,038,108 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock -- 200,000,000 shares)                                               $9,042,199
                                                                                    ==============

STATEMENT OF OPERATIONS
at December 31, 1996 (dollars in thousands)(Unaudited)

Investment Income:
 Income:
  Dividends                                             $56,059
  Interest                                              93,642                      $149,701
                                                        -----------------
 Expenses:
  Management services fee                               28,261
  Custodian fee                                         4,870
  Registration statement and prospectus                 541
  Auditing and legal fees                               150
  Reports to shareholders                               4
  Other expenses                                        505                         34,331
                                                        -----------------           ------------------
 Income before non-U.S. taxes                                                       115,370
 Non-U.S. taxes                                                                     (271)
                                                                                    ------------------
 Net investment income                                                              115,099
                                                                                    ------------------
Realized Gain and Unrealized
 Depreciation on Investments:
 Realized gain before non-U.S. taxes                    217,883
 Non-U.S. taxes                                         (251)
                                                        -----------------
  Net realized gain                                                                 217,632
 Net change in unrealized appreciation
  on investments                                        (326,460)
 Net unrealized depreciation on open forward
  currency contracts                                    (195)
                                                        -----------------
  Net unrealized depreciation                           (326,655)
  Non-U.S. taxes                                        8,746                       (317,909)
                                                        -----------------           ------------------
 Net realized gain and unrealized
  depreciation on investments                                                       (100,277)
                                                                                    ------------------
Net Increase in Net Assets Resulting
 from Operations                                                                    $14,822
                                                                                    ==============

Statement of Changes in Net Assets                      (dollars in thousands)

                                                        Six Months Ended            Year Ended
                                                        December 31, 1996/1/        June 30, 1996
                                                        --------------------        ------------------
Operations:
 Net investment income                                  $115,099                    $167,366
 Net realized gain on investments                       217,632                     55,275
 Net unrealized appreciation (depreciation)
  on investments                                        (317,909)                   781,427
                                                        ------------------          ------------------
  Net increase in net assets
   resulting from operations                            14,822                      1,004,068
                                                        ------------------          ------------------
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income                                     (161,634)                   (169,255)
 Distributions from net realized
  gain on investments                                   (160,065)                   (140,664)
                                                        ------------------          ------------------
  Total dividends and
   distributions                                        (321,699)                   (309,919)
                                                        ------------------          ------------------
Capital Share Transactions:
 Proceeds from shares sold:
  10,444,995 and 34,530,418 shares, respectively        586,185                     1,882,259
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and
  distributions of net realized
  gain on investments:
  5,813,269 and 5,829,211 shares,
  respectively                                          312,231                     302,442
                                                        ------------------          ------------------
  Net increase in net assets
   resulting from capital share
   transactions                                         898,416                     2,184,701
                                                        ------------------          ------------------
Total Increase in Net Assets                            591,539                     2,878,850

Net Assets:
 Beginning of period                                    8,450,660                   5,571,810
                                                        ------------------          ------------------
 End of period (including excess distributions
  over net investment income: $50,484 and $3,949,
  respectively                                          $9,042,199                  $8,450,660
                                                        ==================          ===============

/1/Unaudited

See Notes to Financial Statements

EMERGING MARKETS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

       Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale), or which are not deemed to represent market value, are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day.

       As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

       Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

       Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

       Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,870,000 includes $86,000 that was paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

       Dividend income, and interest income, net realized gain and net unrealized gain, of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. Dividend and interest income of the fund derived in Pakistan is subject to non-U.S. taxes at a rate of 43%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

       As of December 31, 1996, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $1,361,135,000, net of accumulated deferred taxes totaling $145,000 on net unrealized appreciation of Chilean securities, of which $2,136,593,000 related to appreciated securities and $775,458,000 related to depreciated securities. During the six months ended December 31, 1996, the fund realized, on a tax basis, a net capital gain of $219,808,000 on securities transactions. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $7,709,770,000 at December 31, 1996.

4. The fee of $28,261,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; and 0.56% of such assets in excess of $11 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of December 31, 1996, accumulated undistributed net realized gain on investments was $88,625,000 and additional paid-in capital was $7,617,609,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $1,583,344,000 and $903,940,000, respectively, during the six months ended December 31, 1996.

       Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended December 31, 1996, such non-U.S. taxes were $6,978,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity-type securities and bonds were $6,755,000 for the six months ended December 31, 1996.

       The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund purchased forward currency contracts to hedge the foreign exchange exposure in certain securities held by the fund which are pegged to or denominated in various non-U.S. currencies. The forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments. At December 31, 1996, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

NON-U.S. CURRENCY SALE CONTRACTS

                                   Contract Amount                        U.S. Valuationat 12/31/96
                             ---------------------------------       ------------------------------------
                             Non-U.S.            U.S.                Amount                (Depreciation)
----------------------       --------------      --------------      ----------------      -------------

French francs
 expiring 1/15/97                FF4,862,000         $   949,000           $  939,000          $  10,000
German deutschemarks
 expiring 1/15-3/10/97         DEM15,265,000          10,096,000            9,943,000            153,000
Pound sterling
 expiring 1/15/97               Pound964,000           1,515,000            1,653,000           (138,000)
Swiss francs
 expiring 1/15/97               SFR1,209,000             979,000              905,000             74,000
                                                                                           --------------
                                                                                                $  99,000
                                                                                           ==============

PER-SHARE DATA AND RATIOS

                                                                                  Year
                                       Six Months                                 ended
                                       Ended                                      June 30
                                       12/31/96 /1/     1996         1995         1994         1993       1992

Net Asset Value, Beginning of
 Period                                $57.57           $52.36       $58.75       $44.95       $38.64     $32.73
                                       --------         --------     --------     --------     -------    -------
 Income from Investment
  Operations:
  Net investment income                .75              1.30         .87          .53          .62        .55
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes               (.88)            6.49         (.79)        15.29        7.33       8.87
  Non-U.S. taxes                       .07              (.01)        (.03)        (.39)        .06        (.28)
                                       --------         --------     --------     --------     -------    -------
   Total income (loss) from
    investment operations              (.06)            7.78         .05          15.43        8.01       9.14
                                       --------         --------     --------     --------     -------    -------
 Less Distributions:
  Dividends from net
   investment income                   (1.03)           (1.30)       (.63)        (.49)        (.56)      (.56)
  Distributions from net
   realized gains                      (1.02)           (1.27)       (5.81)       (1.14)       (1.14)     (2.67)
                                       --------         --------     --------     --------     -------    -------
   Total distributions                 (2.05)           (2.57)       (6.44)       (1.63)       (1.70)     (3.23)
                                       --------         --------     --------     --------     -------    -------
Net Asset Value, End of Period         $55.46           $57.57       $52.36       $58.75       $44.95     $38.64
                                       =======          =======      =======      =======      =======    =======
Total Return                           0.01% /2/        15.49%       (1.22)%      34.33%       21.55%     29.73%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                        $9,042           $8,451       $5,572       $4,170       $2,574     $1,561
 Ratio of expenses to average
  net assets                           .40% /2/         .84%         .91%         1.00%        1.01%      1.11%
 Ratio of expenses and non-U.S.
  taxes to average net assets          .40% /2/         .85%         .94%         1.04%        1.07%      1.18%
 Ratio of net income to average
  net assets                           1.34% /2/        2.54%        1.70%        .91%         1.82%      1.84%
Average commissions paid per share /3/   $0.12          $0.10        $0.02        $0.01        $0.02      $0.02
 Portfolio turnover rate               11.68% /2/       17.78%       23.75%       18.13%       11.97%     16.03%


1 Unaudited
2 Based on operations for the period shown and, accordingly, not representative of a full year's operations.
3 Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.